UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10255
                                                     ---------------------

                   Nuveen Dividend Advantage Municipal Fund 2
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

   ANNUAL REPORT    |    Nuveen Investments
October 31, 2008    |    MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

   NUVEEN PERFORMANCE
   PLUS MUNICIPAL
   FUND, INC.
   NPP

   NUVEEN MUNICIPAL
   ADVANTAGE FUND, INC.
   NMA

   NUVEEN MUNICIPAL
   MARKET OPPORTUNITY
   FUND, INC.
   NMO

   NUVEEN DIVIDEND
   ADVANTAGE
   MUNICIPAL FUND
   NAD

   NUVEEN DIVIDEND
   ADVANTAGE
   MUNICIPAL FUND 2
   NXZ

   NUVEEN DIVIDEND
   ADVANTAGE
   MUNICIPAL FUND 3
   NZF



IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

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

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

Photo of: Robert P. Bremner

Chairman's
LETTER TO SHAREHOLDERS


|  Robert P. Bremner  |  Chairman of the Board


Dear Shareholders,

I'd like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund's Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a "best practice" in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us - an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to welcome two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has replaced Tim as Nuveen's representative on the Board. John's presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen's role within it. We also added Terry Toth as an independent director. A former CEO of the Northern Trust Company's asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like you to know that we are closely monitoring the unprecedented market developments and their distressing impact on the Funds. We believe that these Funds continue to be actively and constructively managed for the long term and at the same time we are very aware that these are trying times for our investors. We appreciate the patience you have shown with the Board and with Nuveen Investments as they manage your investment through this extremely difficult period.

Fourth, again on behalf of the entire Board, I would like to acknowledge the effort the whole Nuveen organization is making to resolve the auction rate preferred share situation in a satisfactory manner. As you know, we are actively pursuing a number of possible solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we've worked through the many difficulties involved.

Finally, I urge you to take the time to review the Portfolio Managers' Comments, the Common Share Dividend and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund's Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board
December 23, 2008

Portfolio Managers' COMMENTS

Nuveen Investments Municipal Closed-End Funds   |   NPP, NMA, NMO
                                                    NAD, NXZ, NZF

Portfolio managers Tom Spalding and Paul Brennan discuss U.S. economic and municipal market conditions, key investment strategies, and the twelve-month performance of these six national Funds. A thirty-two-year veteran of Nuveen, Tom has managed NXZ since its inception in 2001 and NPP, NMA, NMO, and NAD since 2003. With nineteen years of industry experience, including eleven years at Nuveen, Paul assumed portfolio management responsibility for NZF in 2006.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH REPORTING PERIOD ENDED OCTOBER 31, 2008?

During this period, stress in the financial and credit markets led to increased price volatility for many securities, reduced liquidity and a general flight to quality. The Federal Reserve (Fed) began in September 2007 a series of interest rate cuts that lowered the fed funds rate by 325 basis points--from 5.25% to 2.00%--over an eight-month period ending April 2008. In October 2008, the Fed announced two additional reductions of 50 basis points each, bringing the fed funds rate down to 1.00%, its lowest level since 2003. (On December 16, after the end of this twelve-month period, the Fed reduced the fed funds rate target to 0.25% or less.)

The Fed's rate-cutting actions also were a response to concerns about the pace of U.S. economic growth, as measured by the U.S. gross domestic product (GDP). After declining at an annual rate of 0.2% in the fourth quarter of 2007, GDP improved to a positive 0.9% in the first quarter of 2008 and posted growth of 2.8% in the second quarter of 2008 (all GDP numbers annualized). During the third quarter of 2008, however, GDP contracted at an annual rate of 0.5%, the biggest decrease since 2001, mainly as the result of the first decline in consumer spending since 1991 and an 18% drop in residential investment. The Consumer Price Index (CPI), driven largely by increased energy, food and transportation prices, registered a 3.7% year-over-year gain as of October 2008, while the core CPI (which excludes food and energy) rose 2.2% over this same period, above the Fed's unofficial target of 2.0% or lower. In the labor markets, October 2008 marked the tenth consecutive month of job losses. The national unemployment rate for October 2008 was 6.5%, its highest point in more than fourteen years, up from 4.8% in October 2007.

In the municipal bond market, performance was significantly impacted by concerns about the credit markets, downgrades of municipal bond insurers, failed auctions of preferred shares and institutional investors' need to unwind various leveraging strategies. These events created surges of selling pressure, especially in late September and early October 2008. While some investors curtailed purchases, non-traditional buyers of


Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

municipal bonds such as hedge funds, traditional buyers such as tax-exempt money market funds, and institutions were forced to sell holdings of longer-maturity bonds into a market already experiencing reduced liquidity.

Combined with the Fed rate cuts, this selling produced a sharp steepening of the municipal yield curve, as longer-term interest rates rose and short-term rates declined over this period. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds, and higher quality bonds tended to outperform lower quality credits.

Another item of note in the municipal market was the U.S. Supreme Court's May 2008 ruling that individual states could continue to offer their residents special tax treatment on municipal bonds issued within their borders. The high court's decision preserved tax rules in forty-two states, allowing them to continue to exempt from taxation the income their residents earn on in-state municipal bonds while taxing the income earned on municipal bonds issued in other states.

Over the twelve months ended October 31, 2008, municipal bond issuance nationwide totaled $450.3 billion, a drop of 8% from the previous twelve months. In 2008, insured bonds comprised less than 20% of new supply, compared with the recent historical figure of approximately 50%. While market conditions during this period impacted the demand for municipal bonds, we continued to see demand from investors attracted by higher interest rates and yields relative to taxable bonds.


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

During this twelve-month period, with the municipal market characterized by volatility and a relatively steep yield curve, we sought to capitalize on a turbulent environment by continuing to focus on relative value and investing for the long term, preserving and enhancing liquidity, and managing duration(1) risk.

As events in the general financial markets unfolded, we found attractive opportunities in various sectors of the municipal market, using a fundamental approach to identify undervalued sectors and individual credits with the potential to perform well over the long term. Among the bonds we added during this period were health care and housing issues that we believed were attractively priced and had good credit fundamentals. Some of the Funds also added tobacco bonds to bring their allocations in line with the market.

In addition, some portfolio activity was driven by our efforts to boost liquidity or cash reserves. Especially during the commotion of September and October, we believed that it was prudent to take defensive measures that would reduce the Funds' exposure to market risk. These measures included pre-emptively selling some holdings and raising the Funds' cash reserves. Throughout the period, we selectively sold holdings with shorter durations, including pre-refunded(2) bonds. We also took advantage of strong bids to sell bonds that were attractive to the retail market. Given the market environment, retail demand was often strongest for higher credit quality bonds. At all times, we


(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

were careful to balance our efforts to enhance liquidity through sales to the retail market with our focus on maintaining the credit quality of our portfolios in an uncertain market. Some of our new purchases were also funded by reinvesting the proceeds from called or matured bonds.

As a key dimension of risk management, we employed a disciplined approach to duration positioning as an important component of our overall strategy. As part of this approach, we used inverse floating rate securities(3), in all six of these Funds. Inverse floaters typically provide the dual benefit of bringing the Funds' durations closer to our strategic target and enhancing their income-generation capabilities. NZF also used certain derivative instruments in an effort to lengthen its duration and help manage common share net asset value
(NAV) volatility while trying to minimize any negative impact on its income stream or common share dividends over the short term. As of October 31, 2008, we continued to use inverse floaters in all of these Funds and the derivatives remained in place in NZF.


HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Annualized Total Returns on Common Share Net Asset Value
For periods ended 10/31/08

                               1-Year       5-Year      10-Year

NPP                           -12.49%        1.63%        3.91%
NMA                           -15.65%        0.89%        3.66%
NMO                           -13.07%        1.35%        3.37%
NAD                           -16.42%        0.85%        N/A
NXZ                           -13.23%        2.79%        N/A
NZF                           -14.99%        1.97%        N/A

Lipper General
Leveraged
Municipal Debt
Funds Average(4)              -19.05%        0.29%        2.87%

Barclays Capital
Municipal
Bond Index(5)                  -3.30%        2.73%        4.14%

S&P National
Municipal Bond Index(6)        -4.15%        2.75%        N/A


Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(3) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this shareholder report.

(4) The Lipper General Leveraged Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 54 funds; 5 years, 52 funds; and 10 years, 38 funds. Fund and Lipper returns assume reinvestment of dividends.

(5) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Barclays Capital index do not reflect any expenses.

(6) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market.

For the twelve months ended October 31, 2008, the total returns on common share NAV for all six of the Funds in this report exceeded the average return for the Lipper General Leveraged Municipal Debt Funds Average. The Funds underperformed the Barclays Capital Municipal Bond Index and the Standard & Poor's (S&P) National Municipal Bond Index.

Key management factors that influenced the Funds' returns included duration positioning, the use of derivatives, credit exposure and sector allocations. In addition, a major factor affecting each Fund's performance over this period was the use of leverage. The impact of leverage is discussed in more detail on page eight.

Given the changes in the interest rate environment during this period, bonds in the Barclays Capital Municipal Bond Index with maturities of ten years or less outperformed the market as a whole, with bonds maturing in one to six years benefiting the most. Because they were less sensitive to interest rate changes, these shorter bonds generally outperformed credits with longer maturities, with the biggest losses posted by bonds with the longest maturities (twenty-two years and longer). In general, the greater the Fund's exposure to the underperforming longer part of the yield curve, the greater the negative impact on the Fund's return. Overall, among these six Funds, NAD was the most heavily weighted in the longer part of the curve, while NMO had the smallest exposure to this part of the curve.

As mentioned earlier, NZF used derivative positions throughout this period to synthetically extend duration and move it closer to our strategic duration target. Despite the fact that longer duration municipal bonds generally underperformed those with shorter durations, the use of these derivatives had a positive impact on NZF's total return performance. This positive impact was attributable to the fact that the derivative positions provided exposure to taxable markets during a period when the taxable securities performed relatively well when compared with their non-taxable counterparts.

However, the inverse floaters used by all six of these Funds generally had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposure to longer maturity bonds at a time when shorter maturities were in favor in the market.

Credit exposure, including exposure to bonds backed by municipal bond insurers, also was a factor in performance during this period. Because risk-averse investors generally sought higher quality investments as disruptions in the financial markets deepened, bonds with higher credit quality ratings typically performed very well. However, insured bonds with underlying credits that were rated BBB or non-rated, originally purchased because of the higher yields they offered, experienced a disproportionately negative impact (compared with bonds with underlying credits rated AA or A ) if the insurer backing the bond was downgraded from AAA. As many investors avoided high-yield securities, bonds rated BBB or below and non-rated bonds generally posted poor returns. As of October 31, 2008, allocations of bonds rated BBB or lower and non-rated bonds accounted for approximately 9% of NMO's portfolio, 13% of NAD, 14% of NPP and NZF, 16% of NMA and 19% of NXZ. This lower-rated credit exposure, which was generally higher than that of the Barclays Capital Municipal Bond Index, was a negative influence on Funds' performances for this period. Conversely, the Funds' weightings in bonds rated AAA were generally positive for performance.

Sectors of the market that generally contributed positively to the Funds' performances included general obligation bonds, resource recovery, water and sewer, and utilities. Pre-refunded bonds, which are usually backed by U.S. Treasury securities, were one of the top performing segments of the market, due primarily to their shorter effective maturities, higher credit quality, and perceived safety. Holdings of pre-refunded bonds ranged from 18% to 40% among these Funds, with NMO having the heaviest weighting of pre-refunded issues and NAD the smallest.

In general, bonds that carried any credit risk, regardless of sector, continued to post weak performance. Revenue bonds as a whole, and the industrial development sector in particular, underperformed the general municipal market. Next to the industrial development sector, zero coupon bonds were among the worst performing categories. The health care and housing sectors also performed very poorly, as did lower-rated bonds backed by the 1998 master tobacco settlement agreement.


IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In addition to the factors mentioned above, one of the primary factors negatively impacting the annual returns of these Funds relative to those of the unleveraged indexes was the Funds' use of financial leverage. While leverage offers opportunities to generate additional income and total returns for common shareholders, the benefits provided by leveraging are influenced by the price movements of the bonds in each Fund's portfolio. During this period, as yields on longer-term bonds rose and their prices correspondingly fell, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition, at various points during the twelve-month period, the Funds' borrowing costs were relatively high, negatively impacting their total returns. In the turbulent market environment of the past twelve months, the impact of any valuation change in the Fund's holdings-whether positive or negative-was magnified by the use of leverage.


RECENT DEVELOPMENTS IN THE MARKET ENVIRONMENT

Beginning in October, the nation's financial institutions and financial markets--including the municipal bond market--experienced significant turmoil. Reductions in demand decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this generally reduced the Funds' net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms'capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. This reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly with respect to lower-rated municipal bonds, as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This de-leveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage levels that had recently increased due to the decline in municipal bond prices.

Municipal bond prices were further negatively impacted by concerns that the need for further de-leveraging and a supply overhang as a large amount of new issues were postponed would cause selling pressure to persist for a period of time. In addition to falling prices, these market conditions resulted in greater price volatility of municipal bonds; wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); significantly reduced liquidity (i.e., the ability to sell bonds at a price close to their carrying value), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade). Reduced liquidity was most pronounced in mid-October, and although liquidity improved considerably over ensuing weeks, it may reoccur if financial turmoil persists or worsens.


RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

As mentioned earlier, another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AMBAC, FGIC, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies. Subsequent to the reporting period, AMBAC, MBIA and SYNCORA experienced further rating reductions while AGC and FSA received their first rating reductions by at least one rating agency. At the time this report was prepared, at least one rating agency has placed each of these insurers except AGC on "negative outlook" or "negative credit watch," which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies - especially those bonds with weaker underlying credits - declined, detracting from the Funds' performance. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.


RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear" and that many or all auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate'' applicable to failed auctions as calculated in accordance with the pre-established terms of the auction rate preferred shares.

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal Funds' outstanding auction rate preferred shares, for which auctions have been failing for several months. This plan included an initial phase of approximately $1 billion in forty-one Funds. During the twelve-month reporting period, NPP, NMA, NMO, NAD and NZF redeemed $39,350,000, $16,350,000, $18,325,000, $28,200,000 and $41,225,000 of their outstanding auction rate preferred shares, respectively, at liquidation value, using the proceeds from the issuance of TOBs.

On August 7, 2008, NXZ issued par redemption notices for all outstanding shares of its auction rate preferred securities totaling $222 million. These redemptions were achieved through the issuance of $196 million of variable rate demand preferred shares (VRDP) and the proceeds from the creation of TOBs. VRDP is a new instrument designed to replace the auction rate preferred securities used as leverage in many Nuveen closed-end Funds. VRDP is offered only to qualified institutional buyers, as defined pursuant to Rule 144A under the Securities Act of 1933.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price
                 INFORMATION


During the twelve-month reporting period ended October 31, 2008, there was one dividend increase in NPP, NMA, NMO, NAD and NZF, while the dividend of NXZ remained stable throughout the period.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains or net ordinary income distributions at the end of December 2007 as follows:

                                    Short-Term Capital Gains
          Long-Term Capital Gains     and/or Ordinary Income
                      (per share)                (per share)

NMA                       $0.0238                         --
NAD                            --                    $0.0033

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2008, NPP, NMA and NAD had positive UNII balances for both tax and financial statement purposes while NMO, NXZ and NZF had positive UNII balances for tax purposes and negative UNII balances for financial statement purposes.

The Funds' Board of Directors/Trustees approved an open-market share repurchase program on July 30, 2008, under which each Fund may repurchase up to 10% of its common shares. As of October 31, 2008, the Funds had not repurchased any of their outstanding common shares.

As of October 31, 2008, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying chart:

                                      10/31/08              Twelve-Month
                                      Discount          Average Discount

NPP                                     -9.38%                   -11.03%
NMA                                     -5.86%                    -7.47%
NMO                                     -5.81%                    -9.06%
NAD                                     -8.92%                    -8.14%
NXZ                                     -2.83%                    -2.24%
NZF                                    -11.40%                    -8.61%

NPP
Performance
OVERVIEW

Nuveen Performance
Plus Municipal
Fund, Inc.
        as of October 31, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed     48%
AA                      32%
A                        6%
BBB                     10%
BB or Lower              2%
N/R                      2%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
NOV                           0.0575
DEC                           0.0575
JAN                           0.0575
FEB                           0.0575
MAR                           0.0575
APR                           0.0575
MAY                           0.0575
JUN                           0.0575
JUL                           0.0575
AUG                           0.0575
SEP                           0.0605
OCT                           0.0605

Line Chart:
Common Share Price Performance -- Weekly Closing Price
11/01/07                       13.53
                               13.62
                               13.19
                               12.87
                               13.07
                               13.17
                               13.27
                               13.05
                               13.10
                               13.27
                               13.85
                               13.94
                               13.74
                               13.95
                               13.96
                               14.20
                               13.37
                             13.1549
                               12.83
                               13.30
                               13.00
                               13.08
                               13.40
                               13.50
                               13.47
                               13.37
                               13.27
                               13.46
                               13.48
                               13.53
                               13.56
                               13.53
                               13.49
                               13.15
                               12.86
                               12.95
                               13.06
                               13.06
                               12.71
                               12.64
                               12.58
                               12.74
                               12.74
                               12.76
                               12.87
                               12.97
                               12.69
                               12.28
                               11.43
                               11.32
                                8.35
                               10.24
                               11.72
10/31/08                       11.50


FUND SNAPSHOT
------------------------------------
Common Share Price            $11.50
------------------------------------
Common Share
Net Asset Value               $12.69
------------------------------------
Premium/(Discount) to NAV     -9.38%
------------------------------------
Market Yield                   6.31%
------------------------------------
Taxable-Equivalent Yield(2)    8.76%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $760,496
------------------------------------
Average Effective Maturity
on Securities (Years)          14.16
------------------------------------
Leverage-Adjusted Duration     13.43
------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(Inception 6/22/89)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year        -10.71%       -12.49%
------------------------------------
5-Year          1.10%         1.63%
------------------------------------
10-Year         3.29%         3.91%
------------------------------------
STATES
(as a % of total investments)
------------------------------------
Illinois                       15.2%
------------------------------------
California                      9.5%
------------------------------------
New Jersey                      5.5%
------------------------------------
New York                        5.3%
------------------------------------
Texas                           4.9%
------------------------------------
Florida                         4.9%
------------------------------------
Colorado                        4.8%
------------------------------------
Ohio                            4.2%
------------------------------------
Massachusetts                   3.9%
------------------------------------
Indiana                         3.9%
------------------------------------
Washington                      3.4%
------------------------------------
Michigan                        3.1%
------------------------------------
South Carolina                  2.8%
------------------------------------
Pennsylvania                    2.2%
------------------------------------
Georgia                         2.2%
------------------------------------
Utah                            2.1%
------------------------------------
Minnesota                       2.0%
------------------------------------
Wisconsin                       1.9%
------------------------------------
Nevada                          1.9%
------------------------------------
Louisiana                       1.8%
------------------------------------
Other                          14.5%
------------------------------------
INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed               25.2%
------------------------------------
Tax Obligation/Limited        15.2%
------------------------------------
Tax Obligation/General        14.4%
------------------------------------
Transportation                11.7%
------------------------------------
Utilities                      9.7%
------------------------------------
Health Care                    8.9%
------------------------------------
Consumer Staples               4.4%
------------------------------------
Other                         10.5%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NMA
Performance
OVERVIEW

Nuveen Municipal
Advantage
Fund, Inc.
        as of October 31, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1}
AAA/U.S. Guaranteed     44%
AA                      32%
A                        8%
BBB                     12%
BB or Lower              4%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
NOV                            0.064
DEC                            0.064
JAN                            0.064
FEB                            0.064
MAR                            0.064
APR                            0.064
MAY                            0.064
JUN                            0.064
JUL                            0.064
AUG                            0.064
SEP                            0.066
OCT                            0.066

Line Chart:
Common Share Price Performance -- Weekly Closing Price
11/01/07                       13.90
                               13.96
                               13.52
                               13.17
                               13.24
                               13.46
                               13.59
                               13.36
                               13.24
                               13.69
                               14.39
                               14.59
                               14.26
                               14.46
                               14.51
                               14.58
                               13.67
                               13.47
                               13.08
                               13.45
                             13.2799
                               13.20
                               13.37
                               13.56
                               13.65
                               13.52
                               13.55
                               13.56
                               13.57
                               13.78
                               13.75
                              13.824
                               13.73
                               13.48
                               13.23
                               13.06
                               13.18
                               13.19
                               13.09
                               13.06
                               13.22
                               13.15
                               13.11
                               13.01
                               13.35
                               13.44
                               13.21
                               12.59
                               11.80
                               11.85
                                8.43
                               10.36
                               11.40
10/31/08                       11.41



FUND SNAPSHOT
------------------------------------
Common Share Price            $11.41
------------------------------------
Common Share
Net Asset Value               $12.12
------------------------------------
Premium/(Discount) to NAV     -5.86%
------------------------------------
Market Yield                   6.94%
------------------------------------
Taxable-Equivalent Yield(2)    9.64%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $523,602
------------------------------------
Average Effective Maturity
on Securities (Years)          14.60
------------------------------------
Leverage-Adjusted Duration     14.54
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/89)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year        -13.16%       -15.65%
------------------------------------
5-Year          0.07%         0.89%
------------------------------------
10-Year         3.29%         3.66%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                      9.6%
------------------------------------
Illinois                        9.5%
------------------------------------
Washington                      9.1%
------------------------------------
Texas                           8.8%
------------------------------------
Louisiana                       8.3%
------------------------------------
New York                        7.6%
------------------------------------
Ohio                            4.7%
------------------------------------
Colorado                        4.5%
------------------------------------
Tennessee                       4.0%
------------------------------------
Oklahoma                        3.2%
------------------------------------
South Carolina                  3.1%
------------------------------------
Nevada                          2.9%
------------------------------------
New Jersey                      2.6%
------------------------------------
Alabama                         2.1%
------------------------------------
Florida                         2.0%
------------------------------------
Puerto Rico                     1.9%
------------------------------------
Wisconsin                       1.8%
------------------------------------
Other                          14.3%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed               32.9%
------------------------------------
Utilities                     13.4%
------------------------------------
Health Care                   12.0%
------------------------------------
Tax Obligation/Limited        11.5%
------------------------------------
Tax Obligation/General         8.4%
------------------------------------
Transportation                 7.8%
------------------------------------
Other                         14.0%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0238 per share.

NMO
Performance
OVERVIEW

Nuveen Municipal
Market Opportunity
Fund, Inc.
        as of October 31, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed     54%
AA                      32%
A                        5%
BBB                      7%
BB or Lower              2%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
NOV                           0.0605
DEC                           0.0605
JAN                           0.0605
FEB                           0.0605
MAR                           0.0605
APR                           0.0605
MAY                           0.0605
JUN                           0.0605
JUL                           0.0605
AUG                           0.0605
SEP                            0.063
OCT                            0.063


Line Chart:
Common Share Price Performance -- Weekly Closing Price
11/01/07                       13.55
                               13.59
                               13.12
                               12.59
                               12.95
                               13.13
                               13.25
                               13.00
                               12.72
                               13.08
                               13.73
                               14.02
                               13.74
                               14.10
                               14.13
                               14.23
                               13.35
                               13.10
                               12.90
                               13.15
                               12.91
                               12.73
                               12.97
                               13.19
                               13.08
                               13.17
                               13.18
                               13.23
                               13.32
                               13.37
                               13.58
                               13.65
                               13.35
                               13.04
                               12.61
                               12.65
                               12.73
                               12.56
                               12.35
                               12.30
                               12.35
                               12.40
                               12.28
                               12.32
                               12.40
                               12.49
                               12.23
                               11.98
                               11.42
                               10.99
                                8.09
                               10.06
                               11.80
10/31/08                       11.52

FUND SNAPSHOT
------------------------------------
Common Share Price            $11.52
------------------------------------
Common Share
Net Asset Value               $12.23
------------------------------------
Premium/(Discount) to NAV     -5.81%
------------------------------------
Market Yield                   6.56%
------------------------------------
Taxable-Equivalent Yield(2)    9.11%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $557,346
------------------------------------
Average Effective Maturity
on Securities (Years)          11.97
------------------------------------
Leverage-Adjusted Duration     11.99
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/21/90)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -9.87%       -13.07%
------------------------------------
5-Year          1.61%         1.35%
------------------------------------
10-Year         3.06%         3.37%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Texas                          13.8%
------------------------------------
Washington                     10.7%
------------------------------------
Illinois                        8.4%
------------------------------------
New York                        6.4%
------------------------------------
California                      5.7%
------------------------------------
Minnesota                       5.7%
------------------------------------
South Carolina                  5.3%
------------------------------------
New Jersey                      4.4%
------------------------------------
Colorado                        4.2%
------------------------------------
Ohio                            3.6%
------------------------------------
Georgia                         3.3%
------------------------------------
North Dakota                    3.0%
------------------------------------
Massachusetts                   2.5%
------------------------------------
Puerto Rico                     2.2%
------------------------------------
Nevada                          2.2%
------------------------------------
Pennsylvania                    1.9%
------------------------------------
Oregon                          1.7%
------------------------------------
North Carolina                  1.4%
------------------------------------
Other                          13.6%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed               38.9%
------------------------------------
Tax Obligation/General        14.4%
------------------------------------
Transportation                10.2%
------------------------------------
Tax Obligation/Limited         9.7%
------------------------------------
Health Care                    8.1%
------------------------------------
Utilities                      5.7%
------------------------------------
Consumer Staples               5.2%
------------------------------------
Other                          7.8%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NAD
Performance
OVERVIEW

Nuveen Dividend
Advantage
Municipal Fund
        as of October 31, 2008

Pie Chart:
Credit Quality (as a % of municipal bonds)(1)
AAA/U.S. Guaranteed     39%
AA                      41%
A                        7%
BBB                      7%
BB or Lower              4%
N/R                      2%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
NOV                           0.0635
DEC                           0.0635
JAN                           0.0635
FEB                           0.0635
MAR                           0.0635
APR                           0.0635
MAY                           0.0635
JUN                           0.0635
JUL                           0.0635
AUG                           0.0635
SEP                           0.0655
OCT                           0.0655

Line Chart:
Common Share Price Performance -- Weekly Closing Price
11/01/07                       13.67
                               13.66
                               13.27
                               12.88
                               13.20
                               13.37
                               13.31
                               13.26
                               12.95
                               13.24
                               14.15
                              14.056
                             13.7899
                               14.13
                               14.09
                               14.09
                               13.42
                               13.00
                               12.60
                               13.16
                               12.85
                               12.88
                               13.27
                               13.58
                               13.43
                               13.51
                               13.30
                               13.54
                               13.45
                               13.50
                               13.43
                               13.64
                               13.56
                               13.11
                               12.90
                               12.85
                               13.10
                               13.04
                               12.71
                               12.82
                               12.82
                               12.78
                               12.80
                               12.79
                               12.71
                               12.80
                               12.50
                               12.02
                               11.68
                               11.06
                                7.90
                               9.783
                               10.90
10/31/08                       10.72


FUND SNAPSHOT
------------------------------------
Common Share Price            $10.72
------------------------------------
Common Share
Net Asset Value               $11.77
------------------------------------
Premium/(Discount) to NAV     -8.92%
------------------------------------
Market Yield                   7.33%
------------------------------------
Taxable-Equivalent Yield(2)   10.18%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $462,554
------------------------------------
Average Effective Maturity
on Securities (Years)          14.58
------------------------------------
Leverage-Adjusted Duration     15.26
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/26/99)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year        -16.46%       -16.42%
------------------------------------
5-Year         -0.74%         0.85%
------------------------------------
Since
Inception       2.67%         4.08%
------------------------------------

STATES
(as a % of municipal bonds)
------------------------------------
Illinois                       20.2%
------------------------------------
New York                        7.2%
------------------------------------
Washington                      7.2%
------------------------------------
Florida                         6.3%
------------------------------------
Wisconsin                       5.7%
------------------------------------
Texas                           5.2%
------------------------------------
Indiana                         4.3%
------------------------------------
Louisiana                       4.2%
------------------------------------
New Jersey                      4.1%
------------------------------------
Pennsylvania                    3.7%
------------------------------------
Colorado                        3.4%
------------------------------------
Ohio                            3.3%
------------------------------------
Michigan                        3.2%
------------------------------------
California                      3.1%
------------------------------------
Missouri                        2.9%
------------------------------------
Rhode Island                    2.2%
------------------------------------
Other                          13.8%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited        19.7%
------------------------------------
U.S. Guaranteed               16.1%
------------------------------------
Tax Obligation/General        14.7%
------------------------------------
Health Care                   14.7%
------------------------------------
Transportation                12.5%
------------------------------------
Utilities                      6.2%
------------------------------------
Consumer Staples               5.1%
------------------------------------
Other                         11.0%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a net ordinary income distribution in December 2007 of $.0033 per share.

NXZ
Performance
OVERVIEW

Nuveen Dividend Advantage
Municipal Fund 2
as of October 31, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed     49%
AA                      27%
A                        5%
BBB                     13%
BB or Lower              5%
N/R                      1%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
NOV                            0.073
DEC                            0.073
JAN                            0.073
FEB                            0.073
MAR                            0.073
APR                            0.073
MAY                            0.073
JUN                            0.073
JUL                            0.073
AUG                            0.073
SEP                            0.073
OCT                            0.073

Line Chart:
Common Share Price Performance -- Weekly Closing Price
11/01/07                       15.54
                               15.50
                               14.95
                               14.47
                               14.62
                               14.92
                               15.17
                               15.17
                               15.08
                               14.80
                               15.56
                               15.68
                               15.55
                               15.90
                               15.97
                               16.15
                              14.848
                               14.56
                             14.2399
                               14.65
                               14.11
                               14.18
                               14.65
                               14.70
                               14.63
                               14.72
                               14.95
                               15.01
                               15.03
                               15.22
                               15.21
                               15.30
                               15.27
                               14.90
                               14.47
                             14.5269
                               14.80
                               14.73
                               14.28
                               14.37
                               14.47
                               14.80
                               14.52
                             14.6399
                               14.56
                               14.39
                               14.10
                               13.47
                               12.13
                             12.2604
                                8.94
                               10.71
                               12.06
10/31/08                       12.35


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.35
------------------------------------
Common Share
Net Asset Value               $12.71
------------------------------------
Premium/(Discount) to NAV     -2.83%
------------------------------------
Market Yield                   7.09%
------------------------------------
Taxable-Equivalent Yield(2)    9.85%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $373,940
------------------------------------
Average Effective Maturity
on Securities (Years)          15.26
------------------------------------
Leverage-Adjusted Duration      8.68
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year        -15.21%       -13.23%
------------------------------------
5-Year          2.60%         2.79%
------------------------------------
Since
Inception       3.77%         4.74%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Texas                          18.2%
------------------------------------
Illinois                        9.1%
------------------------------------
Michigan                        8.6%
------------------------------------
New York                        6.6%
------------------------------------
California                      5.3%
------------------------------------
Colorado                        5.0%
------------------------------------
New Mexico                      4.3%
------------------------------------
Alabama                         3.5%
------------------------------------
Washington                      3.0%
------------------------------------
Florida                         2.9%
------------------------------------
Louisiana                       2.9%
------------------------------------
Oregon                          2.9%
------------------------------------
Kansas                          2.6%
------------------------------------
Minnesota                       2.6%
------------------------------------
Pennsylvania                    2.6%
------------------------------------
Indiana                         2.3%
------------------------------------
Massachusetts                   2.2%
------------------------------------
Nevada                          2.0%
------------------------------------
Other                          13.4%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed               34.6%
------------------------------------
Tax Obligation/Limited        16.6%
------------------------------------
Health Care                   13.4%
------------------------------------
Transportation                10.8%
------------------------------------
Consumer Staples               6.0%
------------------------------------
Utilities                      5.4%
------------------------------------
Other                         13.2%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NZF
Performance
OVERVIEW

Nuveen Dividend
Advantage
Municipal Fund 3
        as of October 31, 2008

Credit Quality (as a % of municipal bonds)(1), (2)
AAA/U.S. Guaranteed     46%
AA                      34%
A                        6%
BBB                      6%
BB or Lower              2%
N/R                      6%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
NOV                            0.064
DEC                            0.064
JAN                            0.064
FEB                            0.064
MAR                            0.064
APR                            0.064
MAY                            0.064
JUN                            0.064
JUL                            0.064
AUG                            0.064
SEP                           0.0665
OCT                           0.0665


Line Chart:
Common Share Price Performance -- Weekly Closing Price
11/01/07                       13.84
                               13.77
                               13.21
                               13.01
                               13.16
                               13.41
                               13.52
                               13.28
                               13.16
                               13.41
                               14.29
                               14.43
                               14.40
                               14.65
                               14.61
                               14.82
                               13.55
                               13.42
                               13.08
                               13.73
                               13.22
                               13.05
                               13.36
                               13.62
                               13.54
                               13.62
                               13.66
                               13.77
                               13.83
                               13.79
                               13.85
                               13.80
                               13.84
                               13.45
                               13.05
                               13.14
                               13.15
                               13.10
                               12.93
                               12.98
                               12.90
                               12.97
                               12.90
                               12.83
                               12.94
                               13.03
                               12.82
                               12.60
                               11.64
                               11.35
                                7.55
                               9.821
                               11.30
10/31/08                       10.72

FUND SNAPSHOT
------------------------------------
Common Share Price            $10.72
------------------------------------
Common Share
Net Asset Value               $12.10
------------------------------------
Premium/(Discount) to NAV    -11.40%
------------------------------------
Market Yield                   7.44%
------------------------------------
Taxable-Equivalent Yield(3)   10.33%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $488,561
------------------------------------
Average Effective Maturity
on Securities (Years)          15.06
------------------------------------
Leverage-Adjusted Duration     14.17
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year        -17.85%       -14.99%
------------------------------------
5-Year          1.12%         1.97%
------------------------------------
Since
Inception       1.47%         3.62%
------------------------------------
STATES
(as a % of municipal bonds)(2)
------------------------------------
Texas                          12.8%
------------------------------------
Washington                     11.1%
------------------------------------
Illinois                       10.6%
------------------------------------
California                      8.1%
------------------------------------
Michigan                        6.8%
------------------------------------
Iowa                            4.5%
------------------------------------
Indiana                         4.1%
------------------------------------
Wisconsin                       3.3%
------------------------------------
Colorado                        3.2%
------------------------------------
New Jersey                      2.5%
------------------------------------
Louisiana                       2.5%
------------------------------------
New York                        2.4%
------------------------------------
Kentucky                        2.4%
------------------------------------
Missouri                        2.1%
------------------------------------
Ohio                            1.8%
------------------------------------
Oregon                          1.7%
------------------------------------
Georgia                         1.6%
------------------------------------
Maryland                        1.6%
------------------------------------
Oklahoma                        1.6%
------------------------------------
Florida                         1.5%
------------------------------------
Other                          13.8%
------------------------------------
INDUSTRIES
(as a % of total investments)(2)
------------------------------------
U.S. Guaranteed               25.0%
------------------------------------
Transportation                14.9%
------------------------------------
Health Care                   14.1%
------------------------------------
Tax Obligation/General        10.6%
------------------------------------
Tax Obligation/Limited         6.5%
------------------------------------
Utilities                      5.6%
------------------------------------
Education and Civic
   Organizations               5.1%
------------------------------------
Water and Sewer                4.4%
------------------------------------
Other                         13.8%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2)  Excluding derivative transactions.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NPP
NMA
NMO


Shareholder MEETING REPORT

The annual meeting of shareholders was held on July 29, 2008, at The Northern Trust Company, 50 South La Salle Street, Chicago, IL 60675; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to August 29, 2008, and additionally adjourned to September 30, 2008, October 28, 2008 and November 25, 2008.

                                                 NPP                               NMA                              NMO
------------------------------------------------------------------------------------------------------------------------------------
                                       Common and                        Common and                       Common and
                                     Auction Rate    Auction Rate      Auction Rate   Auction Rate      Auction Rate   Auction Rate
                                        Preferred       Preferred         Preferred      Preferred         Preferred      Preferred
                                    shares voting   shares voting     shares voting  shares voting     shares voting  shares voting
                                         together        together          together       together          together       together
                                       as a class      as a class        as a class     as a class        as a class     as a class
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO INVESTMENTS
IN MUNICIPAL SECURITIES AND BELOW INVESTMENT
GRADE SECURITIES.
   For                                 31,015,202           3,989        22,214,414          2,948        22,612,039          2,959
   Against                              2,664,030             614         1,512,764            641         1,701,472            418
   Abstain                              1,133,036              83         1,572,156            134           935,654            123
   Broker Non-Votes                     8,713,336          11,180         5,763,413          8,940         6,907,691          9,329
------------------------------------------------------------------------------------------------------------------------------------
   Total                               43,525,604          15,866        31,062,747         12,663        32,156,856         12,829
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO INVESTMENTS IN
MUNICIPAL SECURITIES.
   For                                         --              --                --             --                --             --
   Against                                     --              --                --             --                --             --
   Abstain                                     --              --                --             --                --             --
   Broker Non-Votes                            --              --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       --              --                --             --                --             --
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL SECURITIES
FOR THE FUND.
   For                                 31,228,341           4,033        22,370,519          3,040        22,890,232          2,980
   Against                              2,389,570             561         1,365,064            591         1,467,395            397
   Abstain                              1,194,357              92         1,563,751             92           891,538            123
   Broker Non-Votes                     8,713,336          11,180         5,763,413          8,940         6,907,691          9,329
------------------------------------------------------------------------------------------------------------------------------------
   Total                               43,525,604          15,866        31,062,747         12,663        32,156,856         12,829
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO INVESTING IN OTHER INVESTMENT
COMPANIES.
   For                                 30,642,197           3,990        22,072,817          3,025        22,558,126          2,955
   Against                              2,931,662             598         1,576,290            601         1,725,732            459
   Abstain                              1,238,409              98         1,650,227             97           965,307             86
   Broker Non-Votes                     8,713,336          11,180         5,763,413          8,940         6,907,691          9,329
------------------------------------------------------------------------------------------------------------------------------------
   Total                               43,525,604          15,866        31,062,747         12,663        32,156,856         12,829
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO DERIVATIVES AND SHORT SALES.
   For                                 30,540,286           3,936        21,961,133          2,864        22,521,371          2,917
   Against                              3,003,058             630         1,703,165            685         1,754,157            479
   Abstain                              1,268,924             120         1,635,036            174           973,637            104
   Broker Non-Votes                     8,713,336          11,180         5,763,413          8,940         6,907,691          9,329
------------------------------------------------------------------------------------------------------------------------------------
   Total                               43,525,604          15,866        31,062,747         12,663        32,156,856         12,829
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                 30,384,824           3,926        22,033,116          2,963        22,548,121          2,907
   Against                              3,160,397             632         1,615,126            578         1,727,539            481
   Abstain                              1,267,047             128         1,651,092            182           973,505            112
   Broker Non-Votes                     8,713,336          11,180         5,763,413          8,940         6,907,691          9,329
------------------------------------------------------------------------------------------------------------------------------------
   Total                               43,525,604          15,866        31,062,747         12,663        32,156,856         12,829
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                 30,532,211           3,982        22,201,425          2,928        22,656,714          2,893
   Against                              3,048,760             579         1,478,403            643         1,638,200            501
   Abstain                              1,231,297             125         1,619,506            152           954,251            106
   Broker Non-Votes                     8,713,336          11,180         5,763,413          8,940         6,907,691          9,329
------------------------------------------------------------------------------------------------------------------------------------
   Total                               43,525,604          15,866        31,062,747         12,663        32,156,856         12,829
====================================================================================================================================


                                       19

NPP
NMA
NMO
Shareholder MEETING REPORT (continued)
                                                 NPP                               NMA                              NMO
------------------------------------------------------------------------------------------------------------------------------------
                                       Common and                        Common and                       Common and
                                     Auction Rate    Auction Rate      Auction Rate   Auction Rate      Auction Rate   Auction Rate
                                        Preferred       Preferred         Preferred      Preferred         Preferred      Preferred
                                    shares voting   shares voting     shares voting  shares voting     shares voting  shares voting
                                         together        together          together       together          together       together
                                       as a class      as a class        as a class     as a class        as a class     as a class
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED
AS FOLLOWS:
John P. Amboian
   For                                 41,364,196              --        29,944,896             --        30,921,528             --
   Withhold                             2,161,391              --         1,116,819             --         1,234,580             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                               43,525,587              --        31,061,715             --        32,156,108             --
====================================================================================================================================
Robert P. Bremner
   For                                 41,356,327              --        29,939,708             --        30,923,886             --
   Withhold                             2,169,260              --         1,122,007             --         1,232,222             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                               43,525,587              --        31,061,715             --        32,156,108             --
====================================================================================================================================
Jack B. Evans
   For                                 41,332,715              --        29,935,063             --        30,933,568             --
   Withhold                             2,192,872              --         1,126,652             --         1,222,540             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                               43,525,587              --        31,061,715             --        32,156,108             --
====================================================================================================================================
William C. Hunter
   For                                         --          15,065                --         12,157                --         12,398
   Withhold                                    --             784                --            459                --            385
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       --          15,849                --         12,616                --         12,783
====================================================================================================================================
David J. Kundert
   For                                 41,359,760              --        29,927,129             --        30,929,167             --
   Withhold                             2,165,827              --         1,134,586             --         1,226,941             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                               43,525,587              --        31,061,715             --        32,156,108             --
====================================================================================================================================
William J. Schneider
   For                                         --          15,063                --         12,157                --         12,402
   Withhold                                    --             786                --            459                --            381
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       --          15,849                --         12,616                --         12,783
====================================================================================================================================
Judith M. Stockdale
   For                                 41,334,865              --        29,927,229             --        30,906,205             --
   Withhold                             2,190,722              --         1,134,486             --         1,249,903             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                               43,525,587              --        31,061,715             --        32,156,108             --
====================================================================================================================================
Carole E. Stone
   For                                 41,357,083              --        29,927,754             --        30,901,572             --
   Withhold                             2,168,504              --         1,133,961             --         1,254,536             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                               43,525,587              --        31,061,715             --        32,156,108             --
====================================================================================================================================
Terence J. Toth
   For                                 41,334,132              --        29,927,057             --        30,928,570             --
   Withhold                             2,191,455              --         1,134,658             --         1,227,538             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                               43,525,587              --        31,061,715             --        32,156,108             --
====================================================================================================================================

                                       20

NAD
NXZ
NZF
Shareholder MEETING REPORT (continued)
                                                 NAD                               NXZ                              NZF
------------------------------------------------------------------------------------------------------------------------------------
                                       Common and                        Common and                       Common and
                                     Auction Rate    Auction Rate      Auction Rate   Auction Rate      Auction Rate   Auction Rate
                                        Preferred       Preferred         Preferred      Preferred         Preferred      Preferred
                                    shares voting   shares voting     shares voting  shares voting     shares voting  shares voting
                                         together        together          together       together          together       together
                                       as a class      as a class        as a class     as a class        as a class     as a class
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO INVESTMENTS
IN MUNICIPAL SECURITIES AND BELOW INVESTMENT
GRADE SECURITIES.
   For                                 18,885,210           2,378                --             --                --             --
   Against                              1,498,936             360                --             --                --             --
   Abstain                                613,768             103                --             --                --             --
   Broker Non-Votes                     5,613,613           7,252                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                               26,611,527          10,093                --             --                --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO INVESTMENTS IN
MUNICIPAL SECURITIES.
   For                                         --              --        14,502,552          1,779        19,224,433          2,594
   Against                                     --              --           762,921            302         1,232,153            309
   Abstain                                     --              --           444,031             69           659,097            187
   Broker Non-Votes                            --              --         4,434,989          5,665         6,153,673          8,072
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       --              --        20,144,493          7,815        27,269,356         11,162
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL SECURITIES
FOR THE FUND.
   For                                 18,987,736           2,405        14,556,694          1,823        19,344,257          2,605
   Against                              1,357,368             334           723,338            256         1,148,459            295
   Abstain                                652,810             102           429,472             71           622,967            190
   Broker Non-Votes                     5,613,613           7,252         4,434,989          5,665         6,153,673          8,072
------------------------------------------------------------------------------------------------------------------------------------
   Total                               26,611,527          10,093        20,144,493          7,815        27,269,356         11,162
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO INVESTING IN OTHER INVESTMENT
COMPANIES.
   For                                         --              --                --             --                --             --
   Against                                     --              --                --             --                --             --
   Abstain                                     --              --                --             --                --             --
   Broker Non-Votes                            --              --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       --              --                --             --                --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO DERIVATIVES AND SHORT SALES.
   For                                         --              --                --             --                --             --
   Against                                     --              --                --             --                --             --
   Abstain                                     --              --                --             --                --             --
   Broker Non-Votes                            --              --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       --              --                --             --                --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                         --              --                --             --                --             --
   Against                                     --              --                --             --                --             --
   Abstain                                     --              --                --             --                --             --
   Broker Non-Votes                            --              --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       --              --                --             --                --             --
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                         --              --                --             --                --             --
   Against                                     --              --                --             --                --             --
   Abstain                                     --              --                --             --                --             --
   Broker Non-Votes                            --              --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       --              --                --             --                --             --
====================================================================================================================================


                                       21

NAD
NXZ
NZF
Shareholder MEETING REPORT (continued)
                                                 NAD                               NXZ                              NZF
------------------------------------------------------------------------------------------------------------------------------------
                                       Common and                        Common and                       Common and
                                     Auction Rate    Auction Rate      Auction Rate   Auction Rate      Auction Rate   Auction Rate
                                        Preferred       Preferred         Preferred      Preferred         Preferred      Preferred
                                    shares voting   shares voting     shares voting  shares voting     shares voting  shares voting
                                         together        together          together       together          together       together
                                       as a class      as a class        as a class     as a class        as a class     as a class
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED
AS FOLLOWS:
John P. Amboian
   For                                 25,358,735              --        19,549,143             --        26,172,348             --
   Withhold                             1,252,786              --           595,346             --         1,095,352             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                               26,611,521              --        20,144,489             --        27,267,700             --
====================================================================================================================================
Robert P. Bremner
   For                                         --              --                --             --                --             --
   Withhold                                    --              --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       --              --                --             --                --             --
====================================================================================================================================
Jack B. Evans
   For                                         --              --                --             --                --             --
   Withhold                                    --              --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       --              --                --             --                --             --
====================================================================================================================================
William C. Hunter
   For                                         --           9,724                --          7,385                --         10,600
   Withhold                                    --             363                --            426                --            456
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       --          10,087                --          7,811                --         11,056
====================================================================================================================================
David J. Kundert
   For                                 25,342,294              --        19,548,963             --        26,211,608             --
   Withhold                             1,269,227              --           595,526             --         1,056,092             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                               26,611,521              --        20,144,489             --        27,267,700             --
====================================================================================================================================
William J. Schneider
   For                                         --           9,724                --          7,385                --         10,607
   Withhold                                    --             363                --            426                --            449
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       --          10,087                --          7,811                --         11,056
====================================================================================================================================
Judith M. Stockdale
   For                                         --              --                --             --                --             --
   Withhold                                    --              --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       --              --                --             --                --             --
====================================================================================================================================
Carole E. Stone
   For                                         --              --                --             --                --             --
   Withhold                                    --              --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       --              --                --             --                --             --
====================================================================================================================================
Terence J. Toth
   For                                 25,355,076              --        19,545,305             --        26,173,147             --
   Withhold                             1,256,445              --           599,184             --         1,094,553             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                               26,611,521              --        20,144,489             --        27,267,700             --
====================================================================================================================================

 Report of
 INDEPENDENT REGISTERED
 PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN MUNICIPAL ADVANTAGE FUND, INC.
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, and Nuveen Dividend Advantage Municipal Fund 3 (the "Funds") as of October 31, 2008, and the related statements of operations and cash flows (Nuveen Dividend Advantage Municipal Fund 2 only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, and Nuveen Dividend Advantage Municipal Fund 3 at October 31, 2008, the results of their operations and cash flows (Nuveen Dividend Advantage Municipal Fund 2 only) for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
December 23, 2008

NPP

Nuveen Performance Plus Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                                October 31, 2008

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.3% (0.2% OF TOTAL INVESTMENTS)

                Jefferson County, Alabama, Sewer Revenue Refunding Warrants,
                Series 1997A:
$       1,435    5.625%, 2/01/22 - FGIC Insured                                              2/09 at 100.00       BB    $   975,728
        1,505    5.375%, 2/01/27 - FGIC Insured                                             12/08 at 100.00       BB      1,016,853

------------------------------------------------------------------------------------------------------------------------------------
        2,940   Total Alabama                                                                                             1,992,581
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 0.1% (0.1% OF TOTAL INVESTMENTS)

        2,200   Northern Tobacco Securitization Corporation, Alaska, Tobacco                 6/14 at 100.00     Baa3      1,170,400
                 Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.5% (0.9% OF TOTAL INVESTMENTS)

        1,000   Arizona State Transportation Board, Highway Revenue Bonds,                   7/12 at 100.00      AAA      1,074,830
                 Series 2002B, 5.250%, 7/01/22 (Pre-refunded 7/01/12)

                Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport
                Revenue Bonds, Series 2002B:
        5,365    5.750%, 7/01/15 - FGIC Insured (Alternative Minimum Tax)                    7/12 at 100.00       AA      5,251,423
        5,055    5.750%, 7/01/16 - FGIC Insured (Alternative Minimum Tax)                    7/12 at 100.00       AA      4,899,407

------------------------------------------------------------------------------------------------------------------------------------
       11,420   Total Arizona                                                                                            11,225,660
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 0.5% (0.3% OF TOTAL INVESTMENTS)

        5,080   Independence County, Arkansas, Hydroelectric Power Revenue Bonds,            5/13 at 100.00        B      2,926,791
                 Series 2003, 5.350%, 5/01/28 - ACA Insured

        1,000   Washington County, Arkansas, Hospital Revenue Bonds, Washington              2/15 at 100.00     Baa1        705,200
                 Regional Medical Center, Series 2005A, 5.000%, 2/01/35

------------------------------------------------------------------------------------------------------------------------------------
        6,080   Total Arkansas                                                                                            3,631,991
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 15.2% (9.5% OF TOTAL INVESTMENTS)

        3,500   Alameda Corridor Transportation Authority, California, Subordinate Lien     10/17 at 100.00       AA      2,802,135
                 Revenue Bonds, Series 2004A, 0.000%, 10/01/25 - AMBAC Insured

       11,000   Anaheim Public Finance Authority, California, Subordinate Lease Revenue        No Opt. Call      AAA      5,532,450
                 Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/20 -
                 FSA Insured

                California Department of Water Resources, Power Supply Revenue Bonds,
                Series 2002A:
        4,000    6.000%, 5/01/15 (Pre-refunded 5/01/12)                                      5/12 at 101.00      Aaa      4,448,160
        3,175    5.375%, 5/01/22 (Pre-refunded 5/01/12)                                      5/12 at 101.00      Aaa      3,465,132

        3,365   California Health Facilities Financing Authority, Health Facility Revenue    3/13 at 100.00        A      2,655,658
                 Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33

                California Health Facilities Financing Authority, Revenue Bonds, Kaiser
                Permanante System, Series 2006:
        5,000    5.000%, 4/01/37                                                             4/16 at 100.00       A+      3,963,050
        7,000    5.250%, 4/01/39                                                             4/16 at 100.00       A+      5,766,460

        2,380   California Infrastructure Economic Development Bank, Revenue Bonds,         10/11 at 101.00       A-      2,081,834
                 J. David Gladstone Institutes, Series 2001, 5.250%, 10/01/34

        3,500   California Pollution Control Financing Authority, Revenue Bonds, Pacific     6/17 at 100.00       A3      2,308,740
                 Gas and Electric Company, Series 2004C, 4.750%, 12/01/23 - FGIC
                 Insured (Alternative Minimum Tax)

        5,000   California, General Obligation Bonds, Series 2005, 5.000%, 3/01/31           3/16 at 100.00       A+      4,543,000

        4,000   California, General Obligation Bonds, Trust 2652, 0.751%, 6/01/37 (IF)       6/17 at 100.00       A+      2,202,960


                                       24

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       6,435   California, General Obligation Refunding Bonds, Series 2002, 6.000%,
                 4/01/16 - AMBAC Insured                                                       No Opt. Call       AA    $ 7,038,989

        5,000   Coast Community College District, Orange County, California, General         8/18 at 100.00      AAA      3,439,350
                 Obligation Bonds, Series 2006C, 0.000%, 8/01/32 - FSA Insured

        1,500   Golden State Tobacco Securitization Corporation, California, Enhanced        6/17 at 100.00      BBB        885,750
                 Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%,
                 6/01/47

       10,000   Golden State Tobacco Securitization Corporation, California, Enhanced        6/22 at 100.00      BBB      4,070,000
                 Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%,
                 6/01/37

       10,000   Golden State Tobacco Securitization Corporation, California, Tobacco         6/13 at 100.00      AAA     11,299,300
                 Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39
                 (Pre-refunded 6/01/13)

        1,000   Mt. Diablo Hospital District, California, Insured Hospital Revenue Bonds,   12/08 at 100.00   AA (4)      1,033,860
                 Series 1993A, 5.125%, 12/01/23 - AMBAC Insured (ETM)

       13,450   Ontario Redevelopment Financing Authority, San Bernardino County,              No Opt. Call       AA     15,337,573
                 California, Revenue Refunding Bonds, Redevelopment Project 1, Series
                 1995, 7.200%, 8/01/17 - MBIA Insured

        7,770   Palmdale Community Redevelopment Agency, California, Residential               No Opt. Call      AAA      8,030,994
                 Mortgage Revenue Refunding Bonds, Series 1991A, 7.150%, 2/01/10
                 (ETM)

        2,325   Palmdale Community Redevelopment Agency, California, Restructured              No Opt. Call      AAA      2,945,705
                 Single Family Mortgage Revenue Bonds, Series 1986D, 8.000%,
                 4/01/16 (Alternative Minimum Tax) (ETM)

        2,000   San Francisco Airports Commission, California, Revenue Bonds, San            5/09 at 101.00   A1 (4)      2,055,140
                 Francisco International Airport, Second Series 1999, Issue 23B, 5.125%,
                 5/01/30 (Pre-refunded 5/01/09) - FGIC Insured

        2,000   San Francisco Airports Commission, California, Revenue Refunding             5/11 at 100.00       AA      1,897,020
                 Bonds, San Francisco International Airport, Second Series 2001, Issue
                 27B, 5.125%, 5/01/26 - FGIC Insured

        3,000   San Joaquin Hills Transportation Corridor Agency, Orange County,               No Opt. Call       AA        505,800
                 California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%,
                 1/15/35 - MBIA Insured

       15,745   Walnut Valley Unified School District, Los Angeles County, California,       8/11 at 103.00       AA     17,619,914
                 General Obligation Refunding Bonds, Series 1997A, 7.200%, 2/01/16 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      132,145   Total California                                                                                         115,928,974
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 7.7% (4.8% OF TOTAL INVESTMENTS)

        5,240   Adams 12 Five Star Schools, Adams County, Colorado, General Obligation      12/15 at 100.00      AAA      5,154,326
                 Bonds, Series 2005, 5.000%, 12/15/24 - FSA Insured

        3,000   Colorado Educational and Cultural Facilities Authority, Charter School       8/14 at 100.00        A      2,684,730
                 Revenue Bonds, Peak-to-Peak Charter School, Series 2004, 5.250%,
                 8/15/34 - SYNCORA GTY Insured

        5,860   Colorado Health Facilities Authority, Revenue Refunding Bonds, Catholic      9/11 at 100.00   AA (4)      6,220,390
                 Health Initiatives, Series 2001, 5.250%, 9/01/21 (Pre-refunded
                 9/01/11)

        4,500   Denver City and County, Colorado, Airport System Revenue Refunding          11/11 at 100.00       A+      4,286,385
                 Bonds, Series 2001A, 5.500%, 11/15/16 - FGIC Insured (Alternative
                 Minimum Tax)

       20,000   Denver Convention Center Hotel Authority, Colorado, Senior Revenue          12/13 at 100.00  N/R (4)     21,236,999
                 Bonds, Convention Center Hotel, Series 2003A, 5.000%, 12/01/33
                 (Pre-refunded 12/01/13) - SYNCORA GTY Insured

       12,615   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series         No Opt. Call       AA      5,523,478
                 1997B, 0.000%, 9/01/21 - MBIA Insured

                E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series
                2000B:
       15,700    0.000%, 9/01/32 - MBIA Insured                                                No Opt. Call       AA      2,949,559
       33,120    0.000%, 9/01/33 - MBIA Insured                                                No Opt. Call       AA      5,786,726

       18,500   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series           No Opt. Call       AA      2,676,025
                 2004A, 0.000%, 3/01/36 - MBIA Insured

          755   Jefferson County School District R1, Colorado, General Obligation Bonds,    12/14 at 100.00      AAA        743,698
                 Series 2004, 5.000%, 12/15/22 - FSA Insured (UB)
        1,330   University of Colorado Hospital Authority, Revenue Bonds, Series 1999A,     11/09 at 101.00      Aa3      1,000,160
                 5.000%, 11/15/29 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
      120,620   Total Colorado                                                                                           58,262,476
------------------------------------------------------------------------------------------------------------------------------------


                                       25


NPP

Nuveen Performance Plus Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.9% (1.2% OF TOTAL INVESTMENTS)

$       5,275   District of Columbia Tobacco Settlement Corporation, Tobacco                 5/11 at 101.00      BBB    $ 4,697,757
                 Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24

        5,590   District of Columbia, General Obligation Bonds, Series 1999B, 5.500%,        6/09 at 101.00      AAA      5,721,700
                 6/01/13 - FSA Insured

        5,000   Washington Convention Center Authority, District of Columbia, Senior        10/16 at 100.00       AA      4,022,150
                 Lien Dedicated Tax Revenue Bonds, Series 2007A, 4.500%,
                 10/01/30 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,865   Total District of Columbia                                                                               14,441,607
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 7.8% (4.9% OF TOTAL INVESTMENTS)

                Broward County Housing Finance Authority, Florida, Multifamily Housing
                Revenue Bonds, Venice Homes Apartments, Series 2001A:
        1,545    5.700%, 1/01/32 - FSA Insured (Alternative Minimum Tax)                     7/11 at 100.00      AAA      1,277,962
        1,805    5.800%, 1/01/36 - FSA Insured (Alternative Minimum Tax)                     7/11 at 100.00      AAA      1,510,785

        5,300   Escambia County Health Facilities Authority, Florida, Revenue Bonds,           No Opt. Call      Aa1      5,451,050
                 Ascension Health Credit Group, Series 2003A, 5.250%, 11/15/14

        2,095   Florida Housing Finance Corporation, Homeowner Mortgage Revenue              1/10 at 100.00      AAA      1,968,483
                 Bonds, Series 2000-11, 5.850%, 1/01/22 - FSA Insured (Alternative
                 Minimum Tax)

        5,675   Florida Housing Finance Corporation, Homeowner Mortgage Revenue              1/16 at 100.00      AA+      4,076,239
                 Bonds, Series 2006-2, 4.950%, 7/01/37 (Alternative Minimum Tax)

       10,050   Florida State Board of Education, Full Faith and Credit Public Education     6/10 at 101.00      AAA     10,400,243
                 Capital Outlay Refunding Bonds, Series 2000D, 5.750%, 6/01/22

        7,000   Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa       10/13 at 100.00       AA      6,494,950
                 International Airport, Series 2003A, 5.250%, 10/01/17 - MBIA Insured
                 (Alternative Minimum Tax)

       10,000   JEA, Florida, Electric System Revenue Bonds, Series 2006-3A,                 4/15 at 100.00      AAA      8,936,100
                 5.000%, 10/01/41 - FSA Insured (UB)

       10,750   Martin County Industrial Development Authority, Florida, Industrial         12/08 at 100.00      BB+      9,697,038
                 Development Revenue Bonds, Indiantown Cogeneration LP, Series
                 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)

        2,570   Miami-Dade County Housing Finance Authority, Florida, Multifamily            6/11 at 100.00      AAA      2,172,472
                 Mortgage Revenue Bonds, Country Club Villas II Project, Series
                 2001-1A, 5.850%, 1/01/37 - FSA Insured (Alternative Minimum Tax)

        3,500   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami                   10/15 at 100.00       A2      2,522,765
                 International Airport, Series 2005A, 5.000%, 10/01/37 - SYNCORA GTY
                 Insured (Alternative Minimum Tax)

        1,700   Miami-Dade County, Florida, Beacon Tradeport Community Development           5/12 at 102.00     BBB+      1,461,966
                 District, Special Assessment Bonds, Commercial Project, Series 2002A,
                 5.625%, 5/01/32 - RAAI Insured

        4,500   Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest       7/17 at 100.00       AA      3,602,655
                 Annexation District 1B, Series 2007, 5.000%, 7/01/40 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       66,490   Total Florida                                                                                            59,572,708
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 3.6% (2.2% OF TOTAL INVESTMENTS)

        4,920   Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series            1/10 at 101.00   A+ (4)      5,145,090
                 2000A, 5.600%, 1/01/30 (Pre-refunded 1/01/10) - FGIC Insured

        5,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A,            No Opt. Call       AA      4,733,750
                 5.500%, 11/01/22 - FGIC Insured

        2,000   George L. Smith II World Congress Center Authority, Atlanta, Georgia,        7/10 at 101.00       AA      1,770,560
                 Revenue Refunding Bonds, Domed Stadium Project, Series 2000,
                 5.500%, 7/01/20 - MBIA Insured (Alternative Minimum Tax)

       15,000   Private Colleges and Universities Authority, Georgia, Revenue Bonds,        11/09 at 101.00   AA (4)     15,718,200
                 Emory University, Series 1999A, 5.500%, 11/01/25 (Pre-refunded
                 11/01/09)

------------------------------------------------------------------------------------------------------------------------------------
       26,920   Total Georgia                                                                                            27,367,600
------------------------------------------------------------------------------------------------------------------------------------


                IDAHO - 0.1% (0.1% OF TOTAL INVESTMENTS)

          390   Idaho Housing and Finance Association, Single Family Mortgage Bonds,         1/10 at 100.00      Aa3        393,159
                 Series 2000D, 6.200%, 7/01/14 (Alternative Minimum Tax)


                                       26

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IDAHO (continued)

$         275   Idaho Housing and Finance Association, Single Family Mortgage Bonds,         7/10 at 100.00      Aa2    $   275,085
                 Series 2000G-2, 5.950%, 7/01/25 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          665   Total Idaho                                                                                                 668,244
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 24.5% (15.2% OF TOTAL INVESTMENTS)

       10,000   Chicago Board of Education, Illinois, Unlimited Tax General Obligation         No Opt. Call       AA      5,517,500
                 Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/19 -
                 FGIC Insured

       10,000   Chicago Board of Education, Illinois, Unlimited Tax General Obligation         No Opt. Call       AA      5,143,900
                 Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/20 -
                 FGIC Insured

                Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
       32,170    0.000%, 1/01/21 - FGIC Insured                                                No Opt. Call       AA     16,507,392
       32,670    0.000%, 1/01/22 - FGIC Insured                                                No Opt. Call       AA     15,727,665

        9,145   Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1996A, 5.500%,      1/09 at 100.00       AA      8,603,250
                 1/01/29 - MBIA Insured

        1,665   Chicago, Illinois, Third Lien General Airport Revenue Bonds, O'Hare          1/16 at 100.00       A1      1,436,778
                 International Airport, Series 2005A, 5.000%, 1/01/33 - FGIC Insured

                DuPage County Forest Preserve District, Illinois, General Obligation
                Bonds, Series 2000:
        8,000    0.000%, 11/01/18                                                              No Opt. Call      AAA      4,829,120
       15,285    0.000%, 11/01/19                                                              No Opt. Call      AAA      8,618,600

        2,000   Illinois Finance Authority, Revenue Bonds, Children's Memorial Hospital,     8/18 at 100.00      AAA      1,706,740
                 Series 2008, 5.250%, 8/15/47 - AGC Insured (UB)

        5,245   Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago,     7/17 at 100.00       AA      3,962,598
                 Tender Option Bond Trust 1137, 7.720%, 7/01/46 (IF)

        4,000   Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue           8/13 at 100.00      AAA      3,514,800
                 Refunding Bonds, Sinai Health System, Series 2003, 5.150%, 2/15/37

        1,180   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital,   7/12 at 100.00       A-      1,035,131
                  Series 2002A, 5.750%, 7/01/29

        3,000   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital,   7/13 at 100.00       A-      2,714,550
                 Series 2003, 6.000%, 7/01/33

        4,580   Illinois Health Facilities Authority, Revenue Bonds, Midwest Care Center     8/10 at 102.00      Aaa      4,611,739
                 IX Inc., Series 2000, 6.250%, 8/20/35

        2,160   Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital   8/09 at 101.00        A      2,126,196
                 and Medical Centers, Series 1999, 5.250%, 8/15/15 (Mandatory
                 put 8/15/09)

        7,250   Kane, Kendall, LaSalle, and Will Counties, Illinois, Community College       12/13 at 57.71       AA      2,696,420
                 District 516, General Obligation Bonds, Series 2005E, 0.000%,
                 12/15/24 - FGIC Insured

        3,700   Libertyville, Illinois, Affordable Housing Revenue Bonds, Liberty Towers    11/09 at 100.00      Aaa      3,881,152
                 Project, Series 1999A, 7.000%, 11/01/29 (Pre-refunded 11/01/09)
                 (Alternative Minimum Tax)

        6,000   McHenry County Conservation District, Illinois, General Obligation Bonds,    2/11 at 100.00  Aa1 (4)      6,384,660
                 Series 2001A, 5.625%, 2/01/21 (Pre-refunded 2/01/11) - FGIC Insured

        5,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds,         6/12 at 101.00      AAA      4,744,650
                 McCormick Place Expansion Project, Series 2002A, 5.250%, 6/15/42 -
                 MBIA Insured

       10,650   Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds,           No Opt. Call      AAA     12,530,471
                 McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26
                 (ETM)

                Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding
                Bonds, McCormick Place Expansion Project, Series 1996A:
        9,400    0.000%, 12/15/18 - MBIA Insured                                               No Opt. Call       AA      5,575,140
       16,570    0.000%, 12/15/20 - MBIA Insured                                               No Opt. Call       AA      8,554,428
       23,550    0.000%, 12/15/22 - MBIA Insured                                               No Opt. Call       AA     10,736,681
       13,000    0.000%, 12/15/24 - MBIA Insured                                               No Opt. Call       AA      5,236,790

        5,100   Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding        No Opt. Call      AAA      5,242,341
                 Bonds, McCormick Place Expansion Project, Series 1998A, 5.500%,
                 12/15/23 - FGIC Insured


                                       27


NPP

Nuveen Performance Plus Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       5,180   Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding        No Opt. Call      AAA    $ 5,477,643
                 Bonds, McCormick Place Expansion Project, Series 1998A, 5.500%,
                 12/15/23 - FGIC Insured (ETM)

       17,865   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry           No Opt. Call      AAA     18,509,747
                 and Will Counties, Illinois, General Obligation Bonds, Series 1999,
                 5.750%, 6/01/23 - FSA Insured

        6,090   Sherman, Illinois, GNMA Mortgage Revenue Refunding Bonds, Villa             10/09 at 102.00      AAA      6,186,283
                 Vianney, Series 1999A, 6.450%, 10/01/29

       10,000   Will County Community High School District 210 Lincoln-Way, Illinois,          No Opt. Call      Aaa      4,424,200
                 General Obligation Bonds, Series 2006, 0.000%, 1/01/23 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
      280,455   Total Illinois                                                                                          186,236,565
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 6.2% (3.9% OF TOTAL INVESTMENTS)

        2,465   Danville Multi-School Building Corporation, Indiana, First Mortgage          7/11 at 100.00       AA      2,490,784
                 Refunding Bonds, Series 2001, 5.250%, 7/15/18 - AMBAC Insured

        3,000   Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds,      8/16 at 100.00     Baa2      2,003,220
                 Cardinal Health System, Series 2006, 5.250%, 8/01/36

       14,000   Indiana Health Facility Financing Authority, Hospital Revenue Bonds,         8/10 at 101.50   AA (4)     14,957,740
                 Clarian Health Obligated Group, Series 2000A, 5.500%, 2/15/30
                 (Pre-refunded 8/15/10) - MBIA Insured

          750   Indiana Health Facility Financing Authority, Hospital Revenue Bonds,         2/16 at 100.00       A+        617,520
                 Clarian Health Obligation Group, Series 2006B, 5.000%, 2/15/23

        2,500   Indiana Health Facility Financing Authority, Hospital Revenue Refunding        No Opt. Call      AAA      2,757,525
                 Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 -
                 FSA Insured

        4,320   Indiana Health Facility Financing Authority, Revenue Bonds, Ancilla         12/08 at 100.50   AA (4)      4,329,763
                 Systems Inc. Obligated Group, Series 1997, 5.250%, 7/01/22 - MBIA
                 Insured (ETM)

        3,000   Indiana Health Facility Financing Authority, Revenue Bonds, Community        3/17 at 100.00      BBB      2,208,240
                 Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37

        2,000   Indiana Health Facility Financing Authority, Revenue Bonds, Community        5/15 at 100.00       AA      1,660,360
                 Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 - AMBAC Insured

                Indiana Transportation Finance Authority, Highway Revenue Bonds,
                Series 2000:
        1,285    5.375%, 12/01/25 (Pre-refunded 12/01/10)                                   12/10 at 100.00  AA+ (4)      1,359,273
        6,715    5.375%, 12/01/25 (Pre-refunded 12/01/10)                                   12/10 at 100.00  AA+ (4)      7,103,127

        3,105   Indiana University, Student Fee Revenue Bonds, Series 2003O, 5.250%,         8/13 at 100.00      Aa1      3,129,374
                8/01/20 - FGIC Insured

        1,000   Marion County Convention and Recreational Facilities Authority, Indiana,     6/11 at 100.00       AA        961,120
                 Excise Taxes Lease Rental Revenue Refunding Senior Bonds, Series
                 2001A, 5.000%, 6/01/21 - MBIA Insured

        2,395   Shelbyville Central Renovation School Building Corporation, Indiana,         7/15 at 100.00      AA+      2,053,976
                 First Mortgage Bonds, Series 2005, 4.375%, 7/15/26 - MBIA Insured

        1,800   Sunman Dearborn High School Building Corporation, Indiana, First             1/15 at 100.00      AA+      1,760,004
                 Mortgage Bonds, Series 2005, 5.000%, 7/15/25 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       48,335   Total Indiana                                                                                            47,392,026
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 2.1% (1.3% OF TOTAL INVESTMENTS)

        1,500   Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives      7/16 at 100.00     BBB-      1,214,910
                 Project, Series 2006A, 5.500%, 7/01/21

                Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue
                Bonds, Series 2005C:
        5,000    5.375%, 6/01/38                                                             6/15 at 100.00      BBB      2,958,400
        5,300    5.625%, 6/01/46                                                             6/15 at 100.00      BBB      3,152,917

        4,500   Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue              6/17 at 100.00      BBB      3,132,810
                 Bonds, Series 2005B, 5.600%, 6/01/34

        5,000   Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed           6/11 at 101.00      AAA      5,292,300
                 Revenue Bonds, Series 2001B, 5.600%, 6/01/35 (Pre-refunded
                 6/01/11)

------------------------------------------------------------------------------------------------------------------------------------
       21,300   Total Iowa                                                                                               15,751,337
------------------------------------------------------------------------------------------------------------------------------------


                                       28

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.6% (1.0% OF TOTAL INVESTMENTS)

$       3,790   Kansas Department of Transportation, Highway Revenue Bonds, Series           3/14 at 100.00      AAA    $ 3,809,140
                 2008, 5.000%, 3/01/23 (UB)

        5,790   Sedgwick County Unified School District 259, Wichita, Kansas, General        9/10 at 100.00       AA      5,347,586
                 Obligation Bonds, Series 2000, 3.500%, 9/01/17

        3,200   Wyandotte County Unified School District 500, Kansas, General                9/11 at 100.00      AAA      2,862,080
                 Obligation Bonds, Series 2001, 4.000%, 9/01/21 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,780   Total Kansas                                                                                             12,018,806
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 2.9% (1.8% OF TOTAL INVESTMENTS)

          725   East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA            4/09 at 101.50      Aaa        733,780
                 Mortgage-Backed Securities Program Single Family Mortgage Revenue
                 Refunding Bonds, Series 1997B-1, 5.750%, 10/01/26

        4,000   Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series       11/14 at 100.00       AA      3,929,440
                 2004, 5.250%, 11/01/25 - MBIA Insured

        4,650   Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge            7/14 at 100.00       AA      4,073,912
                 General Hospital, Series 2004, 5.250%, 7/01/33 - MBIA Insured

                Tobacco Settlement Financing Corporation, Louisiana, Tobacco
                Settlement Asset-Backed Bonds, Series 2001B:
       10,000    5.500%, 5/15/30                                                             5/11 at 101.00      BBB      8,399,100
        6,680    5.875%, 5/15/39                                                             5/11 at 101.00      BBB      4,779,139

------------------------------------------------------------------------------------------------------------------------------------
       26,055   Total Louisiana                                                                                          21,915,371
------------------------------------------------------------------------------------------------------------------------------------


                MAINE - 0.7% (0.4% OF TOTAL INVESTMENTS)

        5,680   Portland, Maine, Airport Revenue Bonds, Series 2003A, 5.000%,                7/13 at 100.00      AAA      5,105,298
                 7/01/32 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 1.7% (1.1% OF TOTAL INVESTMENTS)

        7,720   Maryland Transportation Authority, Airport Parking Revenue Bonds,            3/12 at 101.00       AA      6,778,392
                 Baltimore-Washington International Airport Passenger Facility, Series
                 2002B, 5.125%, 3/01/20 - AMBAC Insured (Alternative Minimum Tax)

        5,660   Takoma Park, Maryland, Hospital Facilities Revenue Refunding and               No Opt. Call      AAA      6,112,121
                 Improvement Bonds, Washington Adventist Hospital, Series 1995,
                 6.500%, 9/01/12 - FSA Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       13,380   Total Maryland                                                                                           12,890,513
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 6.3% (3.9% OF TOTAL INVESTMENTS)

                Massachusetts Development Finance Authority, Revenue Bonds, 100
                Cambridge Street Redevelopment, M/SRBC Project, Series 2002A:
        4,000    5.125%, 8/01/28 - MBIA Insured                                              2/12 at 100.00       AA      3,684,600
        5,625    5.125%, 2/01/34 - MBIA Insured                                              2/12 at 100.00       AA      5,042,250

          995   Massachusetts Educational Finance Authority, Student Loan Revenue           12/09 at 101.00       AA      1,010,512
                 Refunding Bonds, Series 2000G, 5.700%, 12/01/11 - MBIA Insured
                 (Alternative Minimum Tax)

        8,730   Massachusetts Health and Educational Facilities Authority, Revenue          10/15 at 100.00      AAA      8,446,624
                 Bonds, Berkshire Health System, Series 2008, 5.000%, 10/01/19 -
                 AGC Insured (UB)

          500   Massachusetts Health and Educational Facilities Authority, Revenue           7/18 at 100.00       A3        339,440
                 Bonds, CareGroup Inc., Series 2008E-1, 5.125%, 7/01/38

        1,530   Massachusetts Health and Educational Facilities Authority, Revenue           1/09 at 101.00       A2      1,211,944
                 Bonds, Southcoast Health System Obligated Group, Series 1998A,
                 4.750%, 7/01/27 - MBIA Insured

        5,745   Massachusetts Industrial Finance Agency, Resource Recovery Revenue          12/08 at 102.00      BBB      4,975,630
                 Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%,
                 12/01/19 (Alternative Minimum Tax)

       10,150   Massachusetts Turnpike Authority, Metropolitan Highway System                1/09 at 100.00       AA      8,051,082
                 Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 - MBIA
                 Insured

          890   Massachusetts, General Obligation Bonds, Consolidated Loan, Series          11/12 at 100.00   AA (4)        948,286
                 2002C, 5.250%, 11/01/30 (Pre-refunded 11/01/12)


                                       29

NPP

Nuveen Performance Plus Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS (continued)

                Massachusetts, General Obligation Bonds, Consolidated Loan,
                Series 2002E:
$       1,255    5.250%, 1/01/22 (Pre-refunded 1/01/13) - FGIC Insured                       1/13 at 100.00   AA (4)    $ 1,336,148
        3,745    5.250%, 1/01/22 (Pre-refunded 1/01/13) - FGIC Insured                       1/13 at 100.00   AA (4)      3,987,152

        8,500   Route 3 North Transportation Improvements Association,                       6/10 at 100.00   AA (4)      8,921,175
                 Massachusetts, Lease Revenue Bonds, Series 2000,
                 5.375%, 6/15/33 (Pre-refunded 6/15/10) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       51,665   Total Massachusetts                                                                                      47,954,843
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 5.0% (3.1% OF TOTAL INVESTMENTS)

        6,155   Birmingham City School District, Oakland County, Michigan, School            5/09 at 100.00      AAA      5,824,661
                 Building and Site Bonds, Series 1998, 4.750%, 11/01/24 - FSA Insured

        5,000   Detroit, Michigan, Second Lien Sewerage Disposal System Revenue              7/15 at 100.00       AA      4,273,700
                 Bonds, Series 2005A, 5.000%, 7/01/35 - MBIA Insured

        1,500   Michigan State Building Authority, Revenue Bonds, Facilities Program,       10/11 at 100.00       A+      1,455,045
                 Series 2001I, 5.000%, 10/15/24

        5,000   Michigan State Building Authority, Revenue Refunding Bonds, Facilities      10/13 at 100.00       AA      4,667,550
                 Program, Series 2003II, 5.000%, 10/15/29 - MBIA Insured

        7,115   Michigan State Hospital Finance Authority, Hospital Revenue Refunding        3/13 at 100.00   A1 (4)      7,719,419
                 Bonds, Henry Ford Health System, Series 2003A, 5.500%, 3/01/16
                 (Pre-refunded 3/01/13)

        3,000   Michigan Strategic Fund, Collateralized Limited Obligation Pollution         9/09 at 102.00       AA      2,512,080
                 Control Revenue Refunding Bonds, Detroit Edison Company, Series
                 1999A, 5.550%, 9/01/29 - MBIA Insured (Alternative Minimum Tax)

        3,050   Michigan Tobacco Settlement Finance Authority, Tobacco Settlement            6/18 at 100.00     Baa3      2,279,845
                 Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42

       10,000   Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan         12/08 at 101.00       AA      9,473,200
                 Wayne County Airport, Series 1998A, 5.375%, 12/01/16 - MBIA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       40,820   Total Michigan                                                                                           38,205,500
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 3.2% (2.0% OF TOTAL INVESTMENTS)

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota,            1/11 at 100.00    A (4)      3,162,090
                 Subordinate Airport Revenue Bonds, Series 2001C, 5.250%, 1/01/26
                 (Pre-refunded 1/01/11) - FGIC Insured

       18,820   St. Paul Housing and Redevelopment Authority, Minnesota, Sales Tax          11/15 at 103.00      AAA     21,325,690
                 Revenue Refunding Bonds, Civic Center Project, Series 1996, 7.100%,
                 11/01/23 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       21,820   Total Minnesota                                                                                          24,487,780
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 1.3% (0.8% OF TOTAL INVESTMENTS)

        9,750   Mississippi Business Finance Corporation, Pollution Control Revenue          4/09 at 100.00      BBB      7,891,163
                 Refunding Bonds, System Energy Resources Inc. Project, Series 1998,
                 5.875%, 4/01/22

        2,475   Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds,      9/14 at 100.00       AA      2,187,059
                 Baptist Memorial Healthcare, Series 2008, 5.000%, 9/01/24 (UB)

------------------------------------------------------------------------------------------------------------------------------------
       12,225   Total Mississippi                                                                                        10,078,222
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 1.8% (1.1% OF TOTAL INVESTMENTS)

        6,350   Kansas City, Missouri, Airport Revenue Bonds, General Improvement            9/12 at 100.00       A+      6,388,227
                 Projects, Series 2003B, 5.250%, 9/01/17 - FGIC Insured

        1,845   Missouri Health and Educational Facilities Authority, Revenue Bonds,         5/13 at 100.00       AA      1,789,779
                 BJC Health System, Series 2003, 5.250%, 5/15/18

        3,815   Missouri Health and Educational Facilities Authority, Revenue Bonds,         6/11 at 101.00   AA (4)      4,070,719
                 SSM Healthcare System, Series 2001A, 5.250%, 6/01/28
                 (Pre-refunded 6/01/11) - AMBAC Insured

        2,000   Missouri-Illinois Metropolitan District Bi-State Development Agency, Mass   10/13 at 100.00      AAA      1,787,200
                 Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension
                 Project, Series 2002B, 5.000%, 10/01/32 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       14,010   Total Missouri                                                                                           14,035,925
------------------------------------------------------------------------------------------------------------------------------------


                                       30

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.6% (0.4% OF TOTAL INVESTMENTS)

$         595   Montana Board of Housing, Single Family Mortgage Bonds, Series              12/09 at 100.00      AA+    $   605,656
                 2000A-2, 6.450%, 6/01/29 (Alternative Minimum Tax)

        4,795   Montana Higher Education Student Assistance Corporation, Student Loan       12/08 at 101.00       A2      3,967,623
                 Revenue Bonds, Subordinate Series 1998B, 5.500%, 12/01/31 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,390   Total Montana                                                                                             4,573,279
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,220   Nebraska Investment Finance Authority, Single Family Housing Revenue         9/10 at 100.00      AAA      1,217,621
                 Bonds, Series 2000E, 5.850%, 9/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 3.1% (1.9% OF TOTAL INVESTMENTS)

       10,900   Clark County School District, Nevada, General Obligation Bonds, Series       6/12 at 100.00   AA (4)     11,808,842
                  2002C, 5.500%, 6/15/19 (Pre-refunded 6/15/12) - MBIA Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
        3,500    0.000%, 1/01/21 - AMBAC Insured                                               No Opt. Call       AA      1,023,540
        2,780    0.000%, 1/01/28 - AMBAC Insured                                               No Opt. Call       AA        400,014
        6,980    5.375%, 1/01/40 - AMBAC Insured                                             1/10 at 100.00       AA      4,195,957

        5,000   Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare           7/17 at 100.00        A      4,017,100
                 West, Series 2007A, 5.250%, 7/01/31

        2,500   Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West,       7/17 at 100.00        A      1,918,700
                 Trust 2634, 0.777%, 7/01/31 (IF)

------------------------------------------------------------------------------------------------------------------------------------
       31,660   Total Nevada                                                                                             23,364,153
------------------------------------------------------------------------------------------------------------------------------------


                NEW HAMPSHIRE - 1.7% (1.0% OF TOTAL INVESTMENTS)

        3,265   New Hampshire Health and Education Facilities Authority, Revenue Bonds,      1/15 at 100.00      BBB      2,332,516
                 Southern New Hampshire University, Series 2005, 5.000%, 1/01/30 -
                 ACA Insured

                New Hampshire Housing Finance Authority, FHLMC Multifamily Housing
                Remarketed Revenue Bonds, Countryside LP, Series 1994:
        3,725    6.000%, 7/01/18 (Alternative Minimum Tax)                                   7/10 at 101.00      Aaa      3,709,802
        6,945    6.100%, 7/01/24 (Alternative Minimum Tax)                                   7/10 at 101.00      Aaa      6,511,840

------------------------------------------------------------------------------------------------------------------------------------
       13,935   Total New Hampshire                                                                                      12,554,158
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 8.8% (5.5% OF TOTAL INVESTMENTS)

        3,000   New Jersey Economic Development Authority, Transportation Sublease           5/09 at 100.00      AAA      3,054,450
                 Revenue Bonds, Light Rail Transit System, Series 1999A, 5.250%,
                 5/01/17 (Pre-refunded 5/01/09) - FSA Insured

        2,110   New Jersey Higher Education Assistance Authority, Student Loan               6/10 at 101.00      Aaa      2,148,676
                 Revenue Bonds, Series 2000A, 6.000%, 6/01/13 - MBIA Insured
                 (Alternative Minimum Tax)

        4,500   New Jersey Transportation Trust Fund Authority, Transportation System          No Opt. Call      AAA      4,751,055
                 Bonds, Series 2001C, 5.500%, 12/15/18 - FSA Insured

        9,250   New Jersey Transportation Trust Fund Authority, Transportation System        6/13 at 100.00      AAA     10,148,638
                 Bonds, Series 2003C, 5.500%, 6/15/23 (Pre-refunded 6/15/13)

                New Jersey Transportation Trust Fund Authority, Transportation System
                Bonds, Series 2006C:
       35,000    0.000%, 12/15/29 - FSA Insured                                                No Opt. Call      AAA     10,086,300
       10,000    0.000%, 12/15/30 - FGIC Insured                                               No Opt. Call       AA      2,671,200

       10,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%,          7/13 at 100.00      AAA     10,057,200
                 1/01/20 - FSA Insured (UB)

       11,070   Tobacco Settlement Financing Corporation, New Jersey, Tobacco                6/12 at 100.00      AAA     11,806,266
                 Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32
                 (Pre-refunded 6/01/12)

        4,450   Tobacco Settlement Financing Corporation, New Jersey, Tobacco                6/13 at 100.00      AAA      5,092,847
                 Settlement Asset-Backed Bonds, Series 2003, 6.750%, 6/01/39
                 (Pre-refunded 6/01/13)


                                       31


NPP

Nuveen Performance Plus Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY (continued)

                West Deptford Township, Gloucester County, New Jersey, General
                Obligation Bonds, Series 2000:
$       3,150    5.500%, 9/01/21 (Pre-refunded 9/01/10) - FGIC Insured                       9/10 at 100.00 Baa1 (4)    $ 3,327,566
        3,335    5.500%, 9/01/22 (Pre-refunded 9/01/10) - FGIC Insured                       9/10 at 100.00 Baa1 (4)      3,522,994

------------------------------------------------------------------------------------------------------------------------------------
       95,865   Total New Jersey                                                                                         66,667,192
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 8.5% (5.3% OF TOTAL INVESTMENTS)

        5,500   Dormitory Authority of the State of New York, FHA-Insured Mortgage           2/14 at 100.00      AAA      5,068,525
                 Revenue Bonds, Kaleida Health, Series 2004, 5.050%, 2/15/25

        2,070   Dormitory Authority of the State of New York, Insured Revenue Bonds,         1/09 at 101.00       AA      2,091,611
                 853 Schools Program, Gateway-Longview Inc., Series 1998A, 5.500%,
                 7/01/18 - AMBAC Insured

        2,250   Dormitory Authority of the State of New York, Lease Revenue Bonds,           7/09 at 101.00   AA (4)      2,332,395
                 State University Dormitory Facilities, Series 1999C, 5.500%, 7/01/29
                 (Pre-refunded 7/01/09) - MBIA Insured

                Dormitory Authority of the State of New York, Revenue Bonds, Marymount
                Manhattan College, Series 1999:
        1,580    6.375%, 7/01/13 - RAAI Insured                                              7/09 at 101.00     BBB+      1,628,000
        9,235    6.125%, 7/01/21 - RAAI Insured                                              7/09 at 101.00     BBB+      9,008,004

        1,500   Dormitory Authority of the State of New York, Revenue Bonds, St.             2/09 at 100.00       AA      1,357,440
                 Barnabas Hospital, Series 1997, 5.450%, 8/01/35 - AMBAC Insured

        1,500   Hempstead Industrial Development Agency, New York, Resource Recovery           No Opt. Call     Baa3      1,457,325
                 Revenue Refunding Bonds, American Ref-Fuel Company of Hempstead
                  LP, Series 2001, 5.000%, 12/01/10 (Mandatory put 6/01/10)

       13,220   Metropolitan Transportation Authority, New York, Dedicated Tax Fund         11/12 at 100.00      AAA     13,286,100
                 Bonds, Series 2002A, 5.500%, 11/15/26 - FSA Insured

       13,335   Metropolitan Transportation Authority, New York, Transportation Revenue     11/16 at 100.00      AAA     10,733,875
                 Bonds, Series 2006B, 4.500%, 11/15/32 - FSA Insured (UB)

           68   Metropolitan Transportation Authority, New York, Transportation Revenue     11/16 at 100.00      AAA         34,840
                 Bonds, Series 2006B, Drivers 1662, 5.904%, 11/15/32 - FSA Insured
                 (IF)

        7,810   New York City Transitional Finance Authority, New York, Future Tax           8/09 at 101.00      AAA      8,138,723
                 Secured Bonds, Fiscal Series 2000A, 5.750%, 8/15/24
                 (Pre-refunded 8/15/09)

        6,300   New York City, New York, General Obligation Bonds, Fiscal Series 2000A,      5/10 at 101.00      AAA      6,661,431
                 6.250%, 5/15/26 - FSA Insured

        3,000   New York State Energy Research and Development Authority, Pollution          3/09 at 102.00      Aaa      2,587,230
                 Control Revenue Bonds, Rochester Gas and Electric Corporation, Series
                 1998A, 5.950%, 9/01/33 - MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       67,368   Total New York                                                                                           64,385,499
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 1.5% (1.0% OF TOTAL INVESTMENTS)

        4,900   Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare         1/15 at 100.00  AA- (4)      5,231,289
                 System Revenue Bonds, DBA Carolinas Healthcare System, Series
                 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)

        2,000   North Carolina Municipal Power Agency 1, Catawba Electric Revenue            1/09 at 101.00       AA      1,891,680
                 Bonds, Series 1998A, 5.000%, 1/01/20 - MBIA Insured

        5,500   The Charlotte-Mecklenberg Hospital Authority, North Carolina, Doing          1/18 at 100.00      AA-      4,590,300
                 Business as Carolinas HealthCare System, Health Care Refunding
                 Revenue Bonds, Series 2008A, 5.000%, 1/15/39 - AGC Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,400   Total North Carolina                                                                                     11,713,269
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 6.7% (4.2% OF TOTAL INVESTMENTS)

       10,000   American Municipal Power Ohio Inc., General Revenue Bonds, Series            2/18 at 100.00       A1      8,916,300
                 2008, 5.250%, 2/15/43


                                       32

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OHIO (continued)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                2007A-2:
$         345    5.125%, 6/01/24                                                             6/17 at 100.00      BBB    $   270,411
        3,570    5.875%, 6/01/30                                                             6/17 at 100.00      BBB      2,502,606
        3,475    5.750%, 6/01/34                                                             6/17 at 100.00      BBB      2,314,350
       14,830    5.875%, 6/01/47                                                             6/17 at 100.00      BBB      9,277,796

        5,150   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco                6/22 at 100.00      BBB      2,565,576
                 Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3,
                 0.000%, 6/01/37

        6,720   Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A, 5.000%,         1/10 at 101.00      AAA      6,092,419
                 1/01/31 - FSA Insured

          780   Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A, 5.000%,         1/10 at 101.00      AAA        812,464
                 1/01/31 (Pre-refunded 1/01/10) - FSA Insured

        3,650   Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives,         5/14 at 100.00       AA      3,141,373
                  Series 2004A, 5.000%, 5/01/30

        5,800   Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds,        3/09 at 102.00      N/R      4,649,164
                 Bay Shore Power, Series 1998A, 5.875%, 9/01/20 (Alternative
                 Minimum Tax)

       12,400   Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds,        9/09 at 102.00      N/R     10,633,868
                 Bay Shore Power, Series 1998B, 6.625%, 9/01/20 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       66,720   Total Ohio                                                                                               51,176,327
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 0.4% (0.2% OF TOTAL INVESTMENTS)

        3,400   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds,            6/09 at 100.00       B-      3,370,046
                 American Airlines Inc., Series 2000B, 6.000%, 6/01/35 (Mandatory put
                 12/01/08) (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 1.2% (0.7% OF TOTAL INVESTMENTS)

        9,150   Port of St. Helens, Oregon, Pollution Control Revenue Bonds, Portland          No Opt. Call      BBB      8,982,281
                 General Electric Company, Series 1985B, 4.800%, 6/01/10
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 3.6% (2.2% OF TOTAL INVESTMENTS)

                Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania,
                Guaranteed Water Revenue Bonds, Series 1998:
        3,125    0.000%, 5/15/22 - FSA Insured                                                 No Opt. Call      AAA      1,458,188
        3,125    0.000%, 5/15/23 - FSA Insured                                                 No Opt. Call      AAA      1,368,656
        3,135    0.000%, 5/15/24 - FSA Insured                                                 No Opt. Call      AAA      1,285,538
        3,155    0.000%, 5/15/26 - FSA Insured                                                 No Opt. Call      AAA      1,134,002
        4,145    0.000%, 11/15/26 - FSA Insured                                                No Opt. Call      AAA      1,447,020
        2,800    0.000%, 5/15/28 - FSA Insured                                                 No Opt. Call      AAA        885,444
        3,000    0.000%, 11/15/28 - FSA Insured                                                No Opt. Call      AAA        921,150

        2,050   Carbon County Industrial Development Authority, Pennsylvania, Resource         No Opt. Call     BBB-      2,071,115
                 Recovery Revenue Refunding Bonds, Panther Creek Partners Project,
                  Series 2000, 6.650%, 5/01/10 (Alternative Minimum Tax)

       11,000   Delaware County Authority, Pennsylvania, Revenue Bonds, Catholic            11/08 at 102.00       AA     10,647,670
                 Health East, Series 1998A, 4.875%, 11/15/18 - AMBAC Insured

        1,250   Erie, Pennsylvania, Water Authority, Water Revenue Bonds, Series 2008,      12/18 at 100.00      AAA      1,069,400
                 5.000%, 12/01/43 - FSA Insured

                Pennsylvania Economic Development Financing Authority, Senior
                Lien Resource Recovery Revenue Bonds, Northampton Generating
                Project, Series 1994A:
          700    6.400%, 1/01/09 (Alternative Minimum Tax)                                  12/08 at 100.00       B-        691,908
        4,500    6.500%, 1/01/13 (Alternative Minimum Tax)                                   1/09 at 100.00       B-      4,111,695

          400   Pennsylvania Economic Development Financing Authority, Subordinate           1/09 at 100.00      N/R        378,320
                 Resource Recovery Revenue Bonds, Northampton Generating Project,
                 Series 1994C, 6.875%, 1/01/11 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       42,385   Total Pennsylvania                                                                                       27,470,106
------------------------------------------------------------------------------------------------------------------------------------


                                       33


NPP

Nuveen Performance Plus Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.6% (0.4% OF TOTAL INVESTMENTS)

$       1,250   Puerto Rico Highway and Transportation Authority, Highway Revenue            7/10 at 101.00      AAA    $ 1,335,613
                 Bonds, Series 2000B, 5.875%, 7/01/21 (Pre-refunded 7/01/10) -
                 MBIA Insured

       25,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,          No Opt. Call       AA      1,780,250
                 Series 2007A, 0.000%, 8/01/47 - AMBAC Insured

        3,750   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,        8/17 at 100.00       A+      1,791,375
                 Trust 2653, 0.777%, 8/01/57 (IF)

------------------------------------------------------------------------------------------------------------------------------------
       30,000   Total Puerto Rico                                                                                         4,907,238
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 0.7% (0.4% OF TOTAL INVESTMENTS)

        2,000   Kent County Water Authority, Rhode Island, General Revenue Bonds,            7/12 at 100.00       AA      1,937,100
                  Series 2002A, 5.000%, 7/15/23 - MBIA Insured

                Rhode Island Health and Educational Building Corporation, Revenue
                Refunding Bonds, Salve Regina University, Series 2002:
        1,260    5.250%, 3/15/17 - RAAI Insured                                              3/12 at 101.00     BBB+      1,174,219
        1,080    5.250%, 3/15/18 - RAAI Insured                                              3/12 at 101.00     BBB+

        1,570   Rhode Island Tobacco Settlement Financing Corporation, Tobacco               6/12 at 100.00      BBB      1,225,558
                 Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32

------------------------------------------------------------------------------------------------------------------------------------
        5,910   Total Rhode Island                                                                                        5,325,552
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 4.5% (2.8% OF TOTAL INVESTMENTS)

        2,625   Medical University Hospital Authority, South Carolina, FHA-Insured           8/14 at 100.00       AA      2,565,806
                 Mortgage Revenue Bonds, Series 2004A, 5.250%, 2/15/25 - MBIA
                 Insured

       22,855   Piedmont Municipal Power Agency, South Carolina, Electric Revenue              No Opt. Call       AA      5,280,648
                 Bonds, Series 2004A-2, 0.000%, 1/01/31 - AMBAC Insured

        6,925   South Carolina, General Obligation Bonds, Series 1999A, 4.000%, 10/01/14    10/09 at 101.00      Aaa      6,983,378

       18,825   Tobacco Settlement Revenue Management Authority, South Carolina,             5/12 at 100.00  BBB (4)     19,578,564
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%,
                 5/15/22 (Pre-refunded 5/15/12)

------------------------------------------------------------------------------------------------------------------------------------
       51,230   Total South Carolina                                                                                     34,408,396
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.4% (0.9% OF TOTAL INVESTMENTS)

        2,860   Johnson City Health and Educational Facilities Board, Tennessee,             7/23 at 100.00   AA (4)      2,864,147
                 Hospital Revenue Refunding and Improvement Bonds, Johnson City
                 Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded
                 7/01/23) - MBIA Insured

        1,700   Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue          3/10 at 101.00       AA      1,553,426
                 Bonds, Series 1999D, 6.000%, 3/01/24 - AMBAC Insured (Alternative
                 Minimum Tax)

        6,000   Metropolitan Government of Nashville-Davidson County Health and             12/17 at 100.00       AA      6,250,200
                 Educational Facilities Board, Tennessee, Revenue Refunding and
                 Improvement Bonds, Meharry Medical College, Series 1996,
                 6.000%, 12/01/19 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,560   Total Tennessee                                                                                          10,667,773
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 7.9% (4.9% OF TOTAL INVESTMENTS)

        3,975   Bell County Health Facilities Development Corporation, Texas, Revenue        2/10 at 101.00      AAA      4,204,397
                 Bonds, Scott and White Memorial Hospital and Scott, Sherwood and
                 Brindley Foundation, Series 2000A, 6.125%, 8/15/23 (Pre-refunded
                 2/15/10) - MBIA Insured

        5,000   Bexar Metropolitan Water District, Texas, Waterworks System Revenue          5/16 at 100.00       AA      4,505,550
                 Bonds, Series 2006, 5.000%, 5/01/35 - MBIA Insured

                Central Texas Regional Mobility Authority, Travis and Williamson
                 Counties, Toll Road Revenue Bonds, Series 2005:
        4,000    5.000%, 1/01/35 - FGIC Insured                                              1/15 at 100.00       AA      3,157,400
       13,000    5.000%, 1/01/45 - FGIC Insured                                              1/15 at 100.00       AA      9,795,110


                                       34

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       4,000   Houston Community College, Texas, Limited Tax General Obligation             2/13 at 100.00       AA    $ 3,869,360
                 Bonds, Series 2003, 5.000%, 2/15/27 - AMBAC Insured

        3,885   Houston Independent School District, Public Facility Corporation, Harris       No Opt. Call       AA      2,159,710
                 County, Texas, Lease Revenue Bonds, Cesar E. Chavez High School,
                 Series 1998A, 0.000%, 9/15/19 - AMBAC Insured

       33,855   Leander Independent School District, Williamson and Travis Counties,          8/14 at 23.67      AAA      4,472,246
                 Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/40

                Leander Independent School District, Williamson and Travis
                Counties, Texas, Unlimited Tax School Building and Refunding
                Bonds, Series 1998:
        4,930    0.000%, 8/15/20                                                             12/08 at 52.84      AAA      2,550,289
        3,705    0.000%, 8/15/22                                                             12/08 at 47.05      AAA      1,609,267

          215   Lubbock Housing Finance Corporation, Texas, GNMA Mortgage-Backed            11/08 at 101.00      AAA        217,698
                 Securities Program Single Family Mortgage Revenue Refunding Bonds,
                 Series 1997A, 6.125%, 12/01/17

        3,480   Pearland, Texas, General Obligation Bonds, Series 2002, 5.000%,              3/12 at 100.00      Aaa      3,697,361
                 3/01/27 (Pre-refunded 3/01/12) - FGIC Insured

        6,835   San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds,         2/09 at 100.00      Aa1      6,478,623
                 New Series 1998A, 4.500%, 2/01/21

        6,000   Spring Branch Independent School District, Harris County, Texas, Limited     2/11 at 100.00      AAA      6,315,600
                 Tax Schoolhouse and Refunding Bonds, Series 2001, 5.125%, 2/01/26
                 (Pre-refunded 2/01/11)

        4,000   Tarrant Regional Water District, Texas, Water Revenue Refunding and          3/13 at 100.00      AAA      3,980,480
                 Improvement Bonds, Series 1999, 5.000%, 3/01/22 - FSA Insured

        1,740   Texas, General Obligation Bonds, Water Financial Assistance, State           8/09 at 100.00      Aa1      1,743,515
                 Participation Program, Series 1999C, 5.500%, 8/01/29 - MBIA Insured

        1,690   Webb County, Laredo, Texas, Combination Tax and Sewer System,                2/09 at 100.00       AA      1,665,934
                 Revenue Certificates of Obligation, Series 1998A, 4.500%, 2/15/18 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      100,310   Total Texas                                                                                              60,422,540
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 3.4% (2.1% OF TOTAL INVESTMENTS)

                Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc.,
                Series 1997:
       12,885    5.250%, 8/15/21 - MBIA Insured (ETM)                                       12/08 at 100.00   AA (4)     12,912,445
        3,900    5.250%, 8/15/26 - MBIA Insured (ETM)                                       12/08 at 100.00   AA (4)      3,908,307

        2,280   Utah Housing Corporation, Single Family Mortgage Bonds, Series               1/12 at 100.00      AA-      2,158,248
                 2002A-1, 5.300%, 7/01/18 (Alternative Minimum Tax)

            5   Utah Housing Finance Agency, Single Family Mortgage Bonds, Series            1/10 at 100.00      Aa2          5,085
                 2000B, 6.250%, 7/01/22 (Alternative Minimum Tax)

          905   Utah Housing Finance Agency, Single Family Mortgage Bonds, Series            7/10 at 100.00      Aa3        911,616
                 2000D-1, 6.050%, 7/01/14 (Alternative Minimum Tax)

          570   Utah Housing Finance Agency, Single Family Mortgage Bonds, Series            7/10 at 100.00      Aa2        579,280
                 2000E-1, Class II, 6.150%, 1/01/27 (Alternative Minimum Tax)

        1,175   Utah Housing Finance Agency, Single Family Mortgage Bonds, Series            7/10 at 100.00      Aa3      1,183,202
                 2000E-1, Class III, 6.000%, 1/01/15 (Alternative Minimum Tax)

          805   Utah Housing Finance Agency, Single Family Mortgage Bonds, Series            7/11 at 100.00      Aa2        708,625
                 2001A-2, 5.650%, 7/01/27 (Alternative Minimum Tax)

          615   Utah Housing Finance Agency, Single Family Mortgage Bonds, Series            1/11 at 100.00      Aaa        611,316
                 2001B-1, 5.750%, 7/01/19 (Alternative Minimum Tax)

        3,000   Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing             10/12 at 100.00  Aa3 (4)      3,238,950
                 Program, Series 2002C, 5.250%, 10/01/28 (Pre-refunded 10/01/12) -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       26,140   Total Utah                                                                                               26,217,074
------------------------------------------------------------------------------------------------------------------------------------


                                       35

NPP

Nuveen Performance Plus Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VIRGIN ISLANDS - 0.8% (0.5% OF TOTAL INVESTMENTS)

$       4,700   Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note,    10/14 at 100.00       A3    $ 3,752,433
                 Series 2003, 5.000%, 10/01/33 - RAAI Insured

        2,500   Virgin Islands Public Finance Authority, Revenue Bonds, Refinery             1/14 at 100.00      BBB      1,977,275
                 Project - Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,200   Total Virgin Islands                                                                                      5,729,708
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 5.5% (3.4% OF TOTAL INVESTMENTS)

       12,235   Chelan County Public Utility District 1, Washington, Columbia River-Rock       No Opt. Call       AA      4,195,871
                 Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A,
                 0.000%, 6/01/26 - MBIA Insured

                Cowlitz County Public Utilities District 1, Washington, Electric Production
                Revenue Bonds, Series 2004:
          465    5.000%, 9/01/22 - FGIC Insured                                              9/14 at 100.00       A-        435,370
        3,100    5.000%, 9/01/28 - FGIC Insured                                              9/14 at 100.00       A-      2,762,813

        5,000   Energy Northwest, Washington, Electric Revenue Refunding Bonds,              7/13 at 100.00      Aaa      5,257,450
                 Nuclear Project 1, Series 2008, 5.500%, 7/01/16 (UB)

       10,000   Washington State Healthcare Facilities Authority, Revenue Bonds,            10/16 at 100.00       AA      7,678,900
                 Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 -
                 FGIC Insured

        4,685   Washington State Healthcare Facilities Authority, Revenue Bonds,            12/09 at 101.00   AA (4)      4,914,706
                 Providence Services, Series 1999, 5.375%, 12/01/19 (Pre-refunded
                 12/01/09) - MBIA Insured

        5,000   Washington State Housing Finance Commission, Non-Profit Housing              7/09 at 101.00     BBB+      4,340,000
                 Revenue Bonds, Kline Galland Center, Series 1999, 6.000%, 7/01/29 -
                 RAAI Insured

       12,000   Washington, Motor Vehicle Fuel Tax General Obligation Bonds, Series
                 2001D, 5.250%, 1/01/26                                                      1/11 at 100.00      AA+     12,023,400

------------------------------------------------------------------------------------------------------------------------------------
       52,485   Total Washington                                                                                         41,608,510
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,               10/11 at 100.00      BBB      4,303,600
                 Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------


                                       36

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.1% (1.9% OF TOTAL INVESTMENTS)

       11,620   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,        2/10 at 101.00     BBB+     10,450,331
                 Marshfield Clinic, Series 1999, 6.250%, 2/15/29 - RAAI Insured

        7,490   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,        1/09 at 103.00      N/R      6,130,865
                 Millennium Housing Foundation Inc., Series 1998, 6.100%, 1/01/28

        9,810   Wisconsin Housing and Economic Development Authority, Home                   9/14 at 100.00       AA      6,991,587
                 Ownership Revenue Bonds, Series 2005C, 4.875%, 3/01/36
                (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       28,920   Total Wisconsin                                                                                          23,572,783
------------------------------------------------------------------------------------------------------------------------------------
$   1,601,118   Total Investments (cost $1,299,989,044) - 160.8%                                                      1,222,971,532
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (5.0)%                                                                      (38,288,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                     15,462,237
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (57.8)% (5)                                      (439,650,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  760,495,769
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.9%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NMA

Nuveen Municipal Advantage Fund, Inc.
Portfolio of INVESTMENTS
                                                                October 31, 2008

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.5% (2.1% OF TOTAL INVESTMENTS)

$      10,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement                 2/09 at 101.00      AAA    $10,189,800
                 Warrants, Series 1999A, 5.375%, 2/01/36 (Pre-refunded 2/01/09) -
                 FGIC Insured

        5,075   Lauderdale County and Florence Healthcare Authority, Alabama, Revenue        7/09 at 101.00       AA      4,187,027
                 Bonds, Coffee Health Group, Series 1999A, 5.250%, 7/01/24 -
                 MBIA Insured

        5,155   Phenix City Industrial Development Board, Alabama, Environmental             5/12 at 100.00      BBB      3,873,879
                 Improvement Revenue Bonds, MeadWestvaco Corporation, Series
                 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       20,230   Total Alabama                                                                                            18,250,706
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 0.9% (0.5% OF TOTAL INVESTMENTS)

                Alaska Housing Finance Corporation, General Housing Purpose Bonds,
                Series 2005A:
        1,125    5.250%, 12/01/34 - FGIC Insured                                            12/14 at 100.00       AA      1,047,983
        1,280    5.250%, 12/01/41 - FGIC Insured                                            12/14 at 100.00       AA      1,153,536

                Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement
                Asset-Backed Bonds, Series 2006A:
          895    4.625%, 6/01/23                                                            12/08 at 100.00     Baa3        727,393
        3,250    5.000%, 6/01/46                                                             6/14 at 100.00     Baa3      1,729,000

------------------------------------------------------------------------------------------------------------------------------------
        6,550   Total Alaska                                                                                              4,657,912
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.9% (1.2% OF TOTAL INVESTMENTS)

        4,905   Maricopa County Industrial Development Authority, Arizona, Health            7/17 at 100.00        A      4,001,352
                 Facility Revenue Bonds, Catholic Healthcare West, Series 2007A,
                 5.250%, 7/01/32

        5,000   Maricopa County Pollution Control Corporation, Arizona, Remarketed          12/08 at 100.00     Baa3      3,886,750
                 Revenue Refunding Bonds, Public Service Company of New Mexico,
                 Series 1992A, 5.750%, 11/01/22

        2,500   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport         7/18 at 100.00      AA-      2,221,425
                 Revenue Bonds, Series 2008A, 5.000%, 7/01/38

------------------------------------------------------------------------------------------------------------------------------------
       12,405   Total Arizona                                                                                            10,109,527
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 16.0% (9.6% OF TOTAL INVESTMENTS)

        3,500   Alameda Corridor Transportation Authority, California, Subordinate Lien     10/17 at 100.00       AA      2,802,135
                 Revenue Bonds, Series 2004A, 0.000%, 10/01/25 - AMBAC Insured

                Calexico Unified School District, Imperial County, California, General
                Obligation Bonds, Series 2005B:
        4,070    0.000%, 8/01/32 - FGIC Insured                                                No Opt. Call       AA        818,640
        6,410    0.000%, 8/01/34 - FGIC Insured                                                No Opt. Call       AA      1,125,852

        3,000   California Health Facilities Financing Authority, Health Facility Revenue    3/13 at 100.00        A      2,367,600
                 Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33

        7,500   California State Public Works Board, Lease Revenue Bonds, Department         6/14 at 100.00        A      6,828,750
                 of Mental Health, Coalinga State Hospital, Series 2004A, 5.125%,
                 6/01/29

       11,200   California, General Obligation Bonds, Series 2003, 5.250%, 2/01/28           8/13 at 100.00       A+     10,740,688

        4,000   California, General Obligation Bonds, Trust 2652, 0.751%, 6/01/37 (IF)       6/17 at 100.00       A+      2,202,960

        9,955   Capistrano Unified School District, Orange County, California, Special Tax     No Opt. Call       AA      2,210,707
                 Bonds, Community Facilities District, Series 2005, 0.000%, 9/01/31 -
                 FGIC Insured


                                       38

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

                Colton Joint Unified School District, San Bernardino County,
                California, General Obligation Bonds, Series 2006C:
$       3,800    0.000%, 2/01/33 - FGIC Insured                                               2/15 at 38.73       AA    $   740,316
        3,795    0.000%, 2/01/37 - FGIC Insured                                                No Opt. Call       AA        583,026

        7,535   Contra Costa County, California, GNMA Mortgage-Backed Securities               No Opt. Call      AAA      9,018,717
                 Program Home Mortgage Revenue Bonds, Series 1989, 7.750%,
                 5/01/22 (Alternative Minimum Tax) (ETM)

        8,145   Cupertino Union School District, Santa Clara County, California, General      8/13 at 55.54       AA      2,924,299
                 Obligation Bonds, Series 2003B, 0.000%, 8/01/25 - FGIC Insured

        2,510   Folsom Cordova Unified School District, Sacramento County, California,         No Opt. Call       AA        738,216
                 General Obligation Bonds, School Facilities Improvement District 1,
                 Series 2004B, 0.000%, 10/01/28 - MBIA Insured

        3,360   Folsom Cordova Unified School District, Sacramento County, California,         No Opt. Call       AA      1,070,966
                 General Obligation Bonds, School Facilities Improvement District 2,
                 Series 2002A, 0.000%, 7/01/27 - MBIA Insured

        2,315   Gateway Unified School District, California, General Obligation Bonds,         No Opt. Call       AA        497,494
                 Series 2004B, 0.000%, 8/01/32 - FGIC Insured

        1,000   Golden State Tobacco Securitization Corporation, California, Enhanced        6/17 at 100.00      BBB        590,500
                 Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%,
                 6/01/47

        3,000   Golden State Tobacco Securitization Corporation, California, Tobacco           No Opt. Call      AAA        980,190
                 Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%,
                 6/01/26 - FSA Insured

        1,275   Madera Unified School District, Madera County, California, General           8/12 at 100.00      AAA      1,277,040
                 Obligation Bonds, Series 2002, 5.250%, 8/01/23 - FSA Insured

                North Orange County Community College District, California, General
                Obligation Bonds, Series 2003B:
        7,735    0.000%, 8/01/25 - FGIC Insured                                                No Opt. Call       AA      2,896,990
        4,000    0.000%, 8/01/26 - FGIC Insured                                                No Opt. Call       AA      1,400,680

        5,000   Palmdale Community Redevelopment Agency, California, Residential               No Opt. Call      AAA      5,528,500
                 Mortgage Revenue Refunding Bonds, Series 1991B, 7.375%, 2/01/12
                 (ETM)

        5,000   Palmdale Community Redevelopment Agency, California, Single Family             No Opt. Call      AAA      6,323,500
                 Restructured Mortgage Revenue Bonds, Series 1986A, 8.000%, 3/01/16
                 (Alternative Minimum Tax) (ETM)

        9,315   Perris, California, GNMA Mortgage-Backed Securities Program Single             No Opt. Call      AAA     10,863,339
                 Family Mortgage Revenue Bonds, Series 1989A, 7.600%, 1/01/23
                 (Alternative Minimum Tax) (ETM)

        7,660   San Joaquin Hills Transportation Corridor Agency, Orange County,               No Opt. Call      AAA      3,373,847
                 California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%,
                 1/01/24 (ETM)

       23,000   San Joaquin Hills Transportation Corridor Agency, Orange County,               No Opt. Call       AA      3,877,800
                 California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%,
                 1/15/35 - MBIA Insured

        7,250   San Jose-Evergreen Community College District, Santa Clara County,            9/15 at 47.82      Aa2      2,044,210
                 California, General Obligation Bonds, Series 2005A, 0.000%, 9/01/29 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      155,330   Total California                                                                                         83,826,962
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 7.6% (4.5% OF TOTAL INVESTMENTS)

        1,600   Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series       10/16 at 100.00      BBB      1,221,504
                 2006, 5.250%, 10/01/40 - SYNCORA GTY Insured

        9,440   Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic      9/16 at 100.00       AA      6,957,658
                 Health Initiatives, Series 2006A, 4.500%, 9/01/38

        8,350   Colorado Health Facilities Authority, Remarketed Revenue Bonds, Kaiser      12/08 at 101.00      AAA      8,450,117
                 Permanente System, Series 1994A, 5.350%, 11/01/16 (ETM)

        1,150   Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health    9/18 at 102.00      AAA      1,036,162
                 System, Series 2005C, 5.250%, 3/01/40 - FSA Insured

        2,000   Denver Convention Center Hotel Authority, Colorado, Senior Revenue          11/16 at 100.00     BBB-      1,410,460
                 Bonds, Convention Center Hotel, Series 2006, 4.750%, 12/01/35 -
                 SYNCORA GTY Insured


                                       39


NMA

Nuveen Municipal Advantage Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

                Denver, Colorado, Airport Revenue Bonds, Trust 2365:
$       1,340    2.901%, 11/15/23 - FGIC Insured (IF)                                       11/16 at 100.00       AA    $   923,662
          825    1.184%, 11/15/24 - FGIC Insured (IF)                                       11/16 at 100.00       AA        558,212
        1,085    1.186%, 11/15/25 - FGIC Insured (IF)                                       11/16 at 100.00       AA        699,196

                E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series
                1997B:
        2,650    0.000%, 9/01/16 - MBIA Insured                                                No Opt. Call       AA      1,713,676
        8,645    0.000%, 9/01/26 - MBIA Insured                                                No Opt. Call       AA      2,569,726

        1,000   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series       9/10 at 102.00      AAA      1,075,660
                 2000A, 5.750%, 9/01/35 (Pre-refunded 9/01/10) - MBIA Insured

                E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series
                2000B:
        7,500    0.000%, 9/01/29 - MBIA Insured                                                No Opt. Call       AA      1,774,425
       10,000    0.000%, 9/01/31 - MBIA Insured                                                No Opt. Call       AA      2,024,100
       10,000    0.000%, 9/01/32 - MBIA Insured                                                No Opt. Call       AA      1,878,700

                Platte River Power Authority, Colorado, Power Revenue Refunding Bonds,
                Series 2002EE:
        1,030    5.375%, 6/01/17 (Pre-refunded 6/01/12)                                      6/12 at 100.00  Aa2 (4)      1,110,865
        4,890    5.375%, 6/01/18 (Pre-refunded 6/01/12)                                      6/12 at 100.00  Aa2 (4)      5,273,914

                Platte River Power Authority, Colorado, Power Revenue Refunding Bonds,
                Series 2002EE:
          970    5.375%, 6/01/17                                                             6/12 at 100.00       AA      1,011,254
          110    5.375%, 6/01/18                                                             6/12 at 100.00       AA        113,726

------------------------------------------------------------------------------------------------------------------------------------
       72,585   Total Colorado                                                                                           39,803,017
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,380   District of Columbia Housing Finance Agency, GNMA/FNMA Single Family        12/08 at 101.00      AAA      1,380,000
                 Mortgage Revenue Bonds, Series 1997B, 5.900%, 12/01/28
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 3.4% (2.0% OF TOTAL INVESTMENTS)

        2,770   Florida Housing Finance Corporation, Housing Revenue Bonds, Stratford       12/10 at 100.00      AAA      2,413,390
                 Point Apartments, Series 2000O-1, 5.850%, 12/01/31 - FSA Insured
                 (Alternative Minimum Tax)

        8,100   South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist     8/17 at 100.00      AA-      4,956,309
                 Health Systems of South Florida, Trust 1025, 7.368%, 8/15/42 (IF)

       10,130   Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health            12/08 at 100.00   AA (4)     10,271,617
                 System - St. Mary's Hospital, Series 1993, 5.125%, 12/01/23 - MBIA
                 Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       21,000   Total Florida                                                                                            17,641,316
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 1.1% (0.7% OF TOTAL INVESTMENTS)

        4,000   Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2004,            10/14 at 100.00      AAA      3,927,800
                 5.250%, 10/01/39 - FSA Insured

        2,900   Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County     12/14 at 100.00      BBB      2,022,170
                 Regional Medical Center, Series 2004, 5.000%, 12/01/26

------------------------------------------------------------------------------------------------------------------------------------
        6,900   Total Georgia                                                                                             5,949,970
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,215   Hawaii Housing and Community Development Corporation, GNMA                   7/10 at 102.00       AA      2,080,749
                 Collateralized Multifamily Housing Revenue Bonds, Sunset Villas, Series
                 2000, 5.700%, 7/20/31

          525   Hawaii Housing Finance and Development Corporation, Single Family            1/09 at 101.00      AAA        521,672
                 Mortgage Purchase Revenue Bonds, Series 1997A, 5.750%, 7/01/30
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,740   Total Hawaii                                                                                              2,602,421
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 15.9% (9.5% OF TOTAL INVESTMENTS)

        4,345   Chicago Board of Education, Illinois, Unlimited Tax General Obligation         No Opt. Call       AA      1,330,613
                 Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/28 -
                 FGIC Insured

        4,010   Chicago Board of Education, Illinois, Unlimited Tax General Obligation         No Opt. Call       AA      1,013,046
                 Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/31 -
                 FGIC Insured


                                       40


    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       5,865   Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21          7/10 at 101.00      AAA    $ 6,304,171
                 Program, Series 2000A, 6.500%, 1/01/35 (Pre-refunded 7/01/10) -
                 FGIC Insured

        5,000   Chicago, Illinois, Second Lien Passenger Facility Charge Revenue Bonds,      1/11 at 101.00       AA      4,023,600
                 O'Hare International Airport, Series 2001A, 5.375%, 1/01/32 - AMBAC
                 Insured (Alternative Minimum Tax)

        2,000   Illinois Finance Authority, Revenue Bonds, Children's Memorial Hospital,     8/18 at 100.00      AAA      1,706,740
                 Series 2008, 5.250%, 8/15/47 - AGC Insured (UB)

        8,395   Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago,     7/17 at 100.00       AA      6,342,423
                  Tender Option Bond Trust 1137, 7.720%, 7/01/46 (IF)

        6,000   Illinois Health Facilities Authority, Revenue Bonds, Condell Medical         5/12 at 100.00     Baa3      5,326,440
                 Center, Series 2002, 5.750%, 5/15/22

        6,165   Illinois Health Facilities Authority, Revenue Bonds, Sarah Bush Lincoln      2/09 at 100.00        A      5,715,633
                 Health Center, Series 1996B, 5.750%, 2/15/22

       10,740   Lake and McHenry Counties Community Unit School District 118,                 1/15 at 66.94      Aaa      4,540,765
                 Wauconda, Illinois, General Obligation Bonds, Series 2005B, 0.000%,
                 1/01/23 - FSA Insured

        1,090   Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds,           No Opt. Call       A1        544,172
                 McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/21 -
                 FGIC Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 1999A:
       13,455    5.500%, 12/15/24 - FGIC Insured                                            12/09 at 101.00      AAA     13,588,337
       10,430    5.250%, 12/15/28 - FGIC Insured                                            12/09 at 101.00      AAA     10,226,198

        3,175   Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds,           No Opt. Call      AAA        440,119
                 McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/41 -
                 MBIA Insured

        6,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding        No Opt. Call       AA      2,486,100
                 Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%,
                 6/15/24 - MBIA Insured

        4,600   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry           No Opt. Call       AA      5,278,638
                 and Will Counties, Illinois, General Obligation Bonds, Series 1990A,
                 7.200%, 11/01/20 - AMBAC Insured

        1,940   University of Illinois, Auxiliary Facilities Systems Revenue Bonds, Series   4/13 at 100.00       AA      1,879,860
                 2003A, 5.000%, 4/01/23 - AMBAC Insured

        7,500   Valley View Public Schools, Community Unit School District 365U of             No Opt. Call       AA      2,832,825
                 Will County, Illinois, General Obligation Bonds, Series 2005, 0.000%,
                 11/01/25 - MBIA Insured

       23,125   Will County Community High School District 210 Lincoln-Way, Illinois,          No Opt. Call      Aaa      9,573,750
                 General Obligation Bonds, Series 2006, 0.000%, 1/01/24 - FSA
                 Insured

------------------------------------------------------------------------------------------------------------------------------------
      123,835   Total Illinois                                                                                           83,153,430
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 3.0% (1.8% OF TOTAL INVESTMENTS)

        5,205   Indiana Health Facility Financing Authority, Hospital Revenue Bonds,         8/10 at 101.50   AA (4)      5,561,074
                 Clarian Health Obligated Group, Series 2000A, 5.500%, 2/15/30
                 (Pre-refunded 8/15/10) - MBIA Insured

        2,435   Indiana Health Facility Financing Authority, Revenue Bonds, Community        3/17 at 100.00      BBB      1,792,355
                 Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37

        6,075   LaGrange County Jail Building Corporation, Indiana, First Mortgage Jail     10/09 at 101.00   A3 (4)      6,340,295
                 Bonds, Series 1998, 5.400%, 10/01/21 (Pre-refunded 10/01/09)

        1,915   St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison        2/09 at 102.00     BBB-      1,862,165
                 Center Inc., Series 1999, 5.450%, 2/15/12

------------------------------------------------------------------------------------------------------------------------------------
       15,630   Total Indiana                                                                                            15,555,889
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 0.5% (0.3% OF TOTAL INVESTMENTS)

        4,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue           6/15 at 100.00      BBB      2,366,720
                 Bonds, Series 2005C, 5.375%, 6/01/38

          250   Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue              6/17 at 100.00      BBB        174,045
                 Bonds, Series 2005B, 5.600%, 6/01/34

------------------------------------------------------------------------------------------------------------------------------------
        4,250   Total Iowa                                                                                                2,540,765
------------------------------------------------------------------------------------------------------------------------------------


                                       41


NMA

Nuveen Municipal Advantage Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.2% (0.1% OF TOTAL INVESTMENTS)

$       1,750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and              6/14 at 100.00       AA    $ 1,515,255
                 Electric Company, Series 2004, 5.300%, 6/01/31 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 1.2% (0.7% OF TOTAL INVESTMENTS)

        1,000   Kentucky Economic Development Finance Authority, Louisville Arena            6/18 at 100.00      AAA        970,940
                 Project Revenue Bonds, Louisville Arena Authority, Inc., Series
                 2008A-1, 6.000%, 12/01/33 - AGC Insured

        5,500   Louisville and Jefferson County Metropolitan Sewer District, Kentucky,      11/08 at 100.50       AA      5,291,825
                 Sewer and Drainage System Revenue Bonds, Series 1997A, 5.250%,
                 5/15/27 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,500   Total Kentucky                                                                                            6,262,765
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 14.0% (8.3% OF TOTAL INVESTMENTS)

       13,500   DeSoto Parish, Louisiana, Pollution Control Revenue Refunding Bonds,         9/09 at 102.00       AA     13,573,843
                 Cleco Utility Group Inc. Project, Series 1999, 5.875%, 9/01/29 -
                 AMBAC Insured

                Louisiana Public Facilities Authority, Extended Care Facilities Revenue
                Bonds, Comm-Care Corporation Project, Series 1994:
          720    11.000%, 2/01/14 (ETM)                                                        No Opt. Call  N/R (4)        866,002
        6,460    11.000%, 2/01/14 (ETM)                                                        No Opt. Call  N/R (4)      7,768,990

        6,650   Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge            7/14 at 100.00       AA      5,826,132
                 General Hospital, Series 2004, 5.250%, 7/01/33 - MBIA Insured

        9,000   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic         5/17 at 100.00       A3      7,012,890
                 Foundation Project, Series 2007A, 5.500%, 5/15/47

           28   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006, Residuals          5/16 at 100.00      Aa3          1,892
                 660-1, 10.855%, 5/01/41 - FGIC Insured (IF)

                Louisiana State, Gasoline Tax Revenue Bonds, Series 2006:
       20,690    4.500%, 5/01/41 - FGIC Insured (UB)                                         5/16 at 100.00      Aa3     15,862,816
       10,000    5.000%, 5/01/41 - FGIC Insured (UB)                                         5/16 at 100.00      Aa3      8,718,300

                Tobacco Settlement Financing Corporation, Louisiana, Tobacco
                Settlement Asset-Backed Bonds, Series 2001B:
        6,050    5.500%, 5/15/30                                                             5/11 at 101.00      BBB      5,081,456
       11,855    5.875%, 5/15/39                                                             5/11 at 101.00      BBB      8,481,541

------------------------------------------------------------------------------------------------------------------------------------
       84,953   Total Louisiana                                                                                          73,193,862
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 2.0% (1.2% OF TOTAL INVESTMENTS)

          620   Massachusetts Health and Educational Facilities Authority, Revenue           7/18 at 100.00       A3        433,343
                 Bonds, CareGroup Inc., Series 2008E-1, 5.125%, 7/01/33

        1,750   Massachusetts Health and Educational Facilities Authority, Revenue           1/09 at 101.00       AA      1,324,120
                 Bonds, UMass Memorial Healthcare, Series 1998A, 5.000%, 7/01/28 -
                 AMBAC Insured

          180   Massachusetts Housing Finance Agency, Single Family Housing Revenue         12/09 at 100.00      AAA        172,334
                 Bonds, Series 77, 5.950%, 6/01/25 - FSA Insured (Alternative
                 Minimum Tax)

                Massachusetts Turnpike Authority, Metropolitan Highway System
                Revenue Bonds, Senior Series 1997A:
        2,000    5.125%, 1/01/17 - MBIA Insured                                              1/09 at 100.00       AA      1,970,380
          500    5.000%, 1/01/27 - MBIA Insured                                              1/09 at 100.00       AA        430,700
        5,000    5.000%, 1/01/37 - MBIA Insured                                              1/09 at 100.00       AA      3,966,050

        2,290   Massachusetts Turnpike Authority, Metropolitan Highway System                1/09 at 100.00       AA      2,012,635
                 Revenue Bonds, Subordinate Series 1997B, 5.250%, 1/01/29 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,340  Total Massachusetts                                                                                       10,309,562
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 2.0% (1.2% OF TOTAL INVESTMENTS)

                Michigan State Hospital Finance Authority, Hospital Revenue
                Bonds, Detroit Medical Center Obligated Group, Series 1998A:
        4,995    5.250%, 8/15/23                                                             2/09 at 101.00       BB      3,564,282
        3,000    5.250%, 8/15/28                                                             2/09 at 101.00       BB      1,994,010


                                       42

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

$       3,275   Michigan State Hospital Finance Authority, Revenue Refunding Bonds,          2/09 at 100.00       BB    $ 2,882,622
                 Detroit Medical Center Obligated Group, Series 1993A, 6.500%,
                 8/15/18

        3,050   Michigan Tobacco Settlement Finance Authority, Tobacco Settlement            6/18 at 100.00     Baa3      2,279,845
                 Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42

------------------------------------------------------------------------------------------------------------------------------------
       14,320   Total Michigan                                                                                           10,720,759
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 1.3% (0.8% OF TOTAL INVESTMENTS)

        5,000   Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota,            1/11 at 100.00    A (4)      5,270,150
                 Subordinate Airport Revenue Bonds, Series 2001C, 5.250%, 1/01/32
                 (Pre-refunded 1/01/11) - FGIC Insured

          555   Minnesota Housing Finance Agency, Single Family Mortgage Revenue             7/09 at 100.00      AA+        523,149
                 Bonds, Series 2000C, 5.550%, 7/01/24 (Alternative Minimum Tax)

        1,155   Minnesota Housing Finance Agency, Single Family Mortgage Revenue             1/10 at 100.00      AA+      1,081,738
                 Bonds, Series 2000J, 5.400%, 1/01/23 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        6,710   Total Minnesota                                                                                           6,875,037
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 1.0% (0.6% OF TOTAL INVESTMENTS)

       12,005   Kansas City Municipal Assistance Corporation, Missouri, Leasehold              No Opt. Call       AA      3,540,034
                 Revenue Bonds, Series 2004B-1, 0.000%, 4/15/29 - AMBAC Insured

          140   Missouri Housing Development Commission, Single Family Mortgage              9/09 at 102.00      AAA        147,487
                 Revenue Bonds, Homeownership Loan Program, Series 2000A-1,
                 7.500%, 3/01/31 (Alternative Minimum Tax)

        1,500   Missouri-Illinois Metropolitan District Bi-State Development Agency,        10/13 at 100.00      AAA      1,340,400
                 Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County
                 Extension Project, Series 2002B, 5.000%, 10/01/32 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       13,645   Total Missouri                                                                                            5,027,921
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 4.8% (2.9% OF TOTAL INVESTMENTS)

        7,310   Clark County, Nevada, Limited Tax General Obligation Bank Bonds, Series      7/10 at 100.00  AA+ (4)      7,691,948
                 2000, 5.500%, 7/01/19 (Pre-refunded 7/01/10)

        7,500   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series         7/10 at 101.00   AA (4)      8,016,075
                 1999A, 6.000%, 7/01/29 (Pre-refunded 7/01/10) - MBIA Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                2000:
        3,025    0.000%, 1/01/16 - AMBAC Insured                                               No Opt. Call       AA      1,434,032
        7,910    5.375%, 1/01/40 - AMBAC Insured                                             1/10 at 100.00       AA      4,755,017

        3,750   Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds,              7/17 at 100.00        A      2,878,050
                 Catholic Healthcare West, Series 2007B, Trust 2633, 1.032%, 7/01/31
                 (IF)

          310   Nevada Housing Division, Single Family Mortgage Bonds, Senior Series         4/09 at 100.00      Aaa        307,994
                 1997C-2, 5.750%, 4/01/29 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       29,805   Total Nevada                                                                                             25,083,116
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 4.3% (2.6% OF TOTAL INVESTMENTS)

       15,000   New Jersey Transportation Trust Fund Authority, Transportation System          No Opt. Call       AA      4,006,800
                 Bonds, Series 2006C, 0.000%, 12/15/30 - FGIC Insured

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2002:
       12,075    5.750%, 6/01/32 (Pre-refunded 6/01/12)                                      6/12 at 100.00      AAA     12,878,106
        5,050    6.125%, 6/01/42 (Pre-refunded 6/01/12)                                      6/12 at 100.00      AAA      5,556,061

------------------------------------------------------------------------------------------------------------------------------------
       32,125   Total New Jersey                                                                                         22,440,967
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 1.1% (0.7% OF TOTAL INVESTMENTS)

        7,500   Farmington, New Mexico, Pollution Control Revenue Refunding Bonds,           4/09 at 100.00     Baa3      5,896,800
                 Public Service Company of New Mexico - San Juan Project, Series
                 1997B, 5.800%, 4/01/22
------------------------------------------------------------------------------------------------------------------------------------


                                       43


NMA

Nuveen Municipal Advantage Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 12.8% (7.6% OF TOTAL INVESTMENTS)

$       7,000   Metropolitan Transportation Authority, New York, State Service Contract      7/12 at 100.00      AA-    $ 6,356,910
                 Refunding Bonds, Series 2002A, 5.125%, 1/01/29

                Nassau County, New York, General Obligation Improvement Bonds,
                Series 2000F:
        3,980    7.000%, 3/01/11 (Pre-refunded 3/01/10) - FSA Insured                        3/10 at 100.00      AAA      4,233,964
        4,070    7.000%, 3/01/12 (Pre-refunded 3/01/10) - FSA Insured                        3/10 at 100.00      AAA      4,329,707
        3,925    7.000%, 3/01/15 (Pre-refunded 3/01/10) - FSA Insured                        3/10 at 100.00      AAA      4,175,454

        4,975   New York City Industrial Development Agency, New York, Special              12/08 at 102.00      Ba1      2,608,343
                 Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%,
                 12/01/32 (Alternative Minimum Tax)

        3,000   New York City Industrial Development Agency, New York, Special              12/12 at 101.00      Ba1      2,177,880
                 Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%,
                 12/01/32 (Alternative Minimum Tax)

        9,850   New York City Municipal Water Finance Authority, New York, Water and         6/09 at 101.00      AAA     10,194,947
                 Sewerage System Revenue Bonds, Fiscal Series 2000A, 5.750%,
                 6/15/31 (Pre-refunded 6/15/09) - FGIC Insured

        5,000   New York City Municipal Water Finance Authority, New York, Water and        12/14 at 100.00      AAA      4,109,000
                 Sewerage System Revenue Bonds, Series 2008, Trust 1199, 6.714%,
                 6/15/36 - FSA Insured (IF)

       10,000   New York City Transitional Finance Authority, New York, Future Tax           5/10 at 101.00      AAA     10,659,200
                 Secured Bonds, Fiscal Series 2000B, 6.000%, 11/15/29
                 (Pre-refunded 5/15/10)

        7,435   New York City, New York, General Obligation Bonds, Fiscal Series 2000A,      5/10 at 101.00   AA (4)      7,897,160
                 5.750%, 5/15/20 (Pre-refunded 5/15/10)

        5,250   New York State Mortgage Agency, Homeowner Mortgage Revenue                   4/10 at 100.00      Aa1      4,984,770
                 Bonds, Series 94, 5.800%, 10/01/20 (Alternative Minimum Tax)

        5,000   New York State Urban Development Corporation, Service Contract               1/09 at 101.00   AA (4)      5,086,200
                 Revenue Bonds, Correctional Facilities, Series 1999C, 6.000%, 1/01/29
                 (Pre-refunded 1/01/09) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       69,485   Total New York                                                                                           66,813,535
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 2.0% (1.2% OF TOTAL INVESTMENTS)

        1,135   North Carolina Housing Finance Agency, Home Ownership Revenue                7/10 at 100.00       AA        927,488
                 Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 - AMBAC
                 Insured (Alternative Minimum Tax)

        4,980   North Carolina Housing Finance Agency, Home Ownership Revenue                7/09 at 100.00       AA      4,634,836
                 Bonds, 1998 Trust Agreement, Series 7A, 6.250%, 1/01/29
                 (Alternative Minimum Tax)

        1,240   North Carolina Housing Finance Agency, Home Ownership Revenue                1/10 at 100.00       AA      1,187,362
                 Bonds, 1998 Trust Agreement, Series 8A, 5.950%, 1/01/27
                 (Alternative Minimum Tax)

        4,415   North Carolina Housing Finance Agency, Home Ownership Revenue                1/10 at 100.00       AA      3,863,169
                 Bonds, 1998 Trust Agreement, Series 9A, 5.875%, 7/01/31 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       11,770   Total North Carolina                                                                                     10,612,855
------------------------------------------------------------------------------------------------------------------------------------


                NORTH DAKOTA - 0.6% (0.3% OF TOTAL INVESTMENTS)

        1,465   North Dakota Housing Finance Agency, Home Mortgage Finance Program           1/09 at 102.00      Aa1      1,444,783
                 Bonds, Series 1998B, 5.500%, 7/01/29 - MBIA Insured (Alternative
                 Minimum Tax)

        2,250   Ward County Health Care, North Dakota, Revenue Bonds, Trinity                7/16 at 100.00     BBB+      1,620,608
                 Obligated Group, Series 2006, 5.125%, 7/01/25

------------------------------------------------------------------------------------------------------------------------------------
        3,715   Total North Dakota                                                                                        3,065,391
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 7.9% (4.7% OF TOTAL INVESTMENTS)

        5,000   Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital     11/09 at 101.00     Baa1      4,746,150
                 Facilities Revenue  Bonds, Summa Health System, Series 1998A,
                 5.375%, 11/15/18

       10,000   American Municipal Power Ohio Inc., General Revenue Bonds, Series            2/18 at 100.00       A1      8,916,300
                 2008, 5.250%, 2/15/43

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                2007A-2:
          260    5.125%, 6/01/24                                                             6/17 at 100.00      BBB        203,788
        2,700    5.875%, 6/01/30                                                             6/17 at 100.00      BBB      1,892,727
        2,635    5.750%, 6/01/34                                                             6/17 at 100.00      BBB      1,754,910
        5,895    5.875%, 6/01/47                                                             6/17 at 100.00      BBB      3,687,971


                                       44

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OHIO (continued)

$       5,150   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco                6/22 at 100.00      BBB    $ 2,565,576
                 Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                 2007A-3, 0.000%, 6/01/37

                Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering
                Medical Center, Series 1999:
        7,840    6.750%, 4/01/18 (Pre-refunded 4/01/10)                                      4/10 at 101.00    A (4)      8,398,678
        5,000    6.750%, 4/01/22 (Pre-refunded 4/01/10)                                      4/10 at 101.00    A (4)      5,356,300

        1,235   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities                 8/10 at 100.00      Aaa      1,135,521
                 Program Residential Mortgage Revenue Bonds, Series 2000D, 5.450%,
                 9/01/31 (Alternative Minimum Tax)

        2,650   Ohio, General Obligation Bonds, Higher Education, Series 2003A,              5/13 at 100.00      AA+      2,654,240
                 5.000%, 5/01/22

------------------------------------------------------------------------------------------------------------------------------------
       48,365   Total Ohio                                                                                               41,312,161
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 5.3% (3.2% OF TOTAL INVESTMENTS)

        1,675   Oklahoma Development Finance Authority, Health System Revenue                8/18 at 100.00      AA-      1,435,676
                 Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38

       12,000   Oklahoma Development Finance Authority, Revenue Bonds, Saint John            2/17 at 100.00      AA-      9,696,240
                 Health System, Series 2007, 5.000%, 2/15/42

        2,000   Oklahoma Municipal Power Authority, Power Supply System Revenue              1/17 at 100.00       AA      1,429,480
                 Bonds, Series 2007, 4.500%, 1/01/47 - FGIC Insured

                Oklahoma State Industries Authority, Health System Revenue
                Bonds, Integris Baptist Medical Center, Series 1999A:
        2,110    5.750%, 8/15/29 (Pre-refunded 8/15/09) - MBIA Insured                       8/09 at 101.00      AAA      2,186,382
        2,890    5.750%, 8/15/29 (Pre-refunded 8/15/09) - MBIA Insured                       8/09 at 101.00   AA (4)      2,994,618

       10,000   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds,           12/08 at 100.00       B-      9,925,400
                 American Airlines Inc., Series 2001B, 5.650%, 12/01/35 (Mandatory
                 put 12/01/08) (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       30,675   Total Oklahoma                                                                                           27,667,796
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 0.5% (0.3% OF TOTAL INVESTMENTS)

        3,000   Oregon State Facilities Authority, Revenue Bonds, Willamette University,    10/17 at 100.00        A      2,486,970
                 Series 2007A, 5.000%, 10/01/36
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 1.2% (0.7% OF TOTAL INVESTMENTS)

        1,160   Carbon County Industrial Development Authority, Pennsylvania, Resource         No Opt. Call     BBB-      1,171,948
                 Recovery Revenue Refunding Bonds, Panther Creek Partners Project,
                 Series 2000, 6.650%, 5/01/10 (Alternative Minimum Tax)

        1,250   Erie, Pennsylvania, Water Authority, Water Revenue Bonds, Series 2008,      12/18 at 100.00      AAA      1,069,400
                 5.000%, 12/01/43 - FSA Insured

        1,500   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue         10/16 at 100.00      AA+      1,065,885
                 Bonds, Series 2008, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)

        2,600   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series            12/14 at 100.00       AA      2,605,200
                 2004A, 5.500%, 12/01/31 - AMBAC Insured

          465   Washington County Authority, Pennsylvania, Capital Funding Revenue             No Opt. Call       AA        398,989
                 Bonds, Capital Projects and Equipment Acquisition Program, Series
                 1999, 6.150%, 12/01/29 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,975   Total Pennsylvania                                                                                        6,311,422
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 3.2% (1.9% OF TOTAL INVESTMENTS)

        5,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series            7/15 at 100.00       A3      4,360,900
                 2005RR, 5.000%, 7/01/26 - SYNCORA GTY Insured

       10,070   Puerto Rico Highway and Transportation Authority, Highway Revenue              No Opt. Call     BBB+      8,358,805
                 Bonds, Series 2007N, 5.250%, 7/01/39 - FGIC Insured

        4,000   Puerto Rico, General Obligation Bonds, Series 2000B, 5.625%,                 7/10 at 100.00       AA      3,899,600
                 7/01/19 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,070   Total Puerto Rico                                                                                        16,619,305
------------------------------------------------------------------------------------------------------------------------------------


                                       45

NMA

Nuveen Municipal Advantage Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 1.3% (0.8% OF TOTAL INVESTMENTS)

$       1,235   Rhode Island Health and Educational Building Corporation, Hospital          11/08 at 101.00       AA    $ 1,228,208
                 Financing Revenue Bonds, Lifespan Obligated Group, Series 1996,
                 5.500%, 5/15/16 - MBIA Insured

        7,000   Rhode Island Housing and Mortgage Finance Corporation,                      10/14 at 100.00      AA+      5,496,470
                 Homeownership Opportunity Bond Program, Series 50A, 4.650%,
                 10/01/34

------------------------------------------------------------------------------------------------------------------------------------
        8,235   Total Rhode Island                                                                                        6,724,678
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 5.2% (3.1% OF TOTAL INVESTMENTS)

       10,000   Greenville County School District, South Carolina, Installment Purchase     12/12 at 101.00   AA (4)     11,197,100
                 Revenue Bonds, Series 2002, 6.000%, 12/01/20 (Pre-refunded
                 12/01/12)

        2,500   Lexington County Health Service District, South Carolina, Hospital          11/13 at 100.00   A+ (4)      2,745,750
                 Revenue Refunding and Improvement Bonds, Series 2003, 5.750%,
                 11/01/28 (Pre-refunded 11/01/13)

        3,000   Myrtle Beach, South Carolina, Hospitality and Accommodation Fee              6/14 at 100.00       A+      2,459,040
                 Revenue Bonds, Series 2004A, 5.000%, 6/01/36 - FGIC Insured

        1,220   Piedmont Municipal Power Agency, South Carolina, Electric Revenue              No Opt. Call       AA        474,385
                 Bonds, Series 2004A-2, 0.000%, 1/01/23 - FGIC Insured

        2,125   South Carolina Public Service Authority, Revenue Refunding Bonds,            7/13 at 100.00       AA      2,101,965
                 Santee Cooper Electric System, Series 2003A, 5.000%, 1/01/21 -
                 AMBAC Insured

        7,585   Tobacco Settlement Revenue Management Authority, South Carolina,             5/16 at 100.00  BBB (4)      8,128,162
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.375%,
                 5/15/28 (Pre-refunded 5/15/16)

------------------------------------------------------------------------------------------------------------------------------------
       26,430   Total South Carolina                                                                                     27,106,402
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 0.4% (0.2% OF TOTAL INVESTMENTS)

        2,945   South Dakota Health and Educational Facilities Authority, Revenue Bonds,     5/17 at 100.00      AA-      2,338,330
                 Sanford Health, Series 2007, 5.000%, 11/01/40
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 6.7% (4.0% OF TOTAL INVESTMENTS)

        6,000   Knox County Health, Educational and Housing Facilities Board,                4/12 at 101.00       A1      4,960,440
                 Tennessee, Hospital Revenue Bonds, Baptist Health System of East
                 Tennessee Inc., Series 2002, 6.500%, 4/15/31

       20,415   Knox County Health, Educational and Housing Facilities Board,                 1/13 at 75.87      AAA     12,304,733
                 Tennessee, Hospital Revenue Refunding Bonds, Covenant Health,
                 Series 2002A, 0.000%, 1/01/18 - FSA Insured

       14,385   Metropolitan Government of Nashville-Davidson County Health and             11/09 at 101.00      AAA     15,138,197
                 Educational Facilities Board, Tennessee, Revenue Bonds, Ascension
                 Health Credit Group, Series 1999A, 5.875%, 11/15/28
                 (Pre-refunded 11/15/09) - AMBAC Insured

        1,750   Metropolitan Government of Nashville-Davidson County, Tennessee,             5/11 at 100.00      AA+      1,731,013
                 Electric System Revenue Bonds, Series 2001A, 5.125%, 5/15/26

        1,500   Sumner County Health, Educational, and Housing Facilities Board,            11/17 at 100.00      N/R      1,079,115
                 Tennessee, Revenue Refunding Bonds, Sumner Regional Health
                 System Inc., Series 2007, 5.500%, 11/01/46

------------------------------------------------------------------------------------------------------------------------------------
       44,050   Total Tennessee                                                                                          35,213,498
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 14.8% (8.8% OF TOTAL INVESTMENTS)

        2,000   Abilene Higher Education Authority, Inc., Texas, Student Loan Revenue       11/08 at 100.00      Aa3      1,962,440
                 Bonds, Subordinate Series 1998B, 5.050%, 7/01/13 (Alternative
                 Minimum Tax)

       11,810   Brazos River Authority, Texas, Pollution Control Revenue Refunding             No Opt. Call     Caa1     10,259,938
                 Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36
                 (Mandatory put 11/01/11) (Alternative Minimum Tax)

        6,000   Brazos River Authority, Texas, Revenue Refunding Bonds, Houston                No Opt. Call        A      5,360,640
                 Lighting and Power Company, Series 1998, 5.050%, 11/01/18 -
                 AMBAC Insured (Alternative Minimum Tax)
        4,250   Ennis Independent School District, Ellis County, Texas, General Obligation    8/16 at 60.73      Aaa      1,434,928
                 Bonds, Series 2006, 0.000%, 8/15/26

        8,400   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal Revenue           4/09 at 101.00     Baa2      5,449,500
                 Bonds, Valero Energy Corporation, Series 1999, 5.700%, 4/01/32
                 (Alternative Minimum Tax)

        7,500   Harris County Health Facilities Development Corporation, Texas, Thermal     11/13 at 100.00       AA      6,741,525
                 Utility Revenue Bonds, TECO Project, Series 2003, 5.000%, 11/15/30 -
                 MBIA Insured


                                       46

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       1,540   Houston Community College, Texas, Limited Tax General Obligation             2/13 at 100.00       AA    $ 1,475,520
                 Bonds, Series 2003, 5.000%, 2/15/28 - AMBAC Insured

        3,460   Houston Community College, Texas, Limited Tax General Obligation             2/13 at 100.00   AA (4)      3,710,435
                 Bonds, Series 2003, 5.000%, 2/15/28 (Pre-refunded 2/15/13) -
                 AMBAC Insured

                Houston, Texas, Water Conveyance System Contract, Certificates of
                Participation, Series 1993A-J:
        5,490    6.800%, 12/15/10 - AMBAC Insured                                              No Opt. Call       AA      5,825,219
        2,000    6.800%, 12/15/11 - AMBAC Insured                                              No Opt. Call       AA      2,158,700

        9,345   Leander Independent School District, Williamson and Travis Counties,          8/15 at 35.34       AA      1,751,160
                 Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/34 -
                 FGIC Insured

       16,305   Matagorda County Navigation District 1, Texas, Revenue Bonds, Reliant        5/09 at 101.00     BBB-     11,151,153
                 Energy Inc., Series 1999B, 5.950%, 5/01/30 (Alternative Minimum Tax)

        3,425   Sabine River Authority, Texas, Pollution Control Revenue Refunding             No Opt. Call     Caa1      2,997,834
                 Bonds, TXU Electric Company, Series 2001A, 5.500%, 5/01/22
                 (Mandatory put 11/01/11)

        4,700   Sam Rayburn Municipal Power Agency, Texas, Power Supply System              10/12 at 100.00     Baa2      4,245,134
                 Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21

        4,000   Texas, General Obligation Bonds, Water Financial Assistance, State           8/09 at 100.00      Aa1      4,001,960
                 Participation Program, Series 1999C, 5.500%, 8/01/35

        6,840   Travis County Health Facilities Development Corporation, Texas, Revenue     11/09 at 101.00      AAA      7,153,819
                 Bonds, Ascension Health Credit Group, Series 1999A, 5.875%,
                 11/15/24 (Pre-refunded 11/15/09) - AMBAC Insured

          245   Wood Glen Housing Finance Corporation, Texas, FHA-Insured Section 8         12/08 at 100.00      Aaa        245,995
                 Assisted Mortgage Revenue Bonds, Copperwood I Project, Series
                 1990A, 7.625%, 1/01/10 - MBIA Insured (ETM)

        3,000   Wylie Independent School District, Taylor County, Texas, General              8/15 at 74.57      AAA      1,443,270
                 Obligation Bonds, Series 2005, 0.000%, 8/15/21

------------------------------------------------------------------------------------------------------------------------------------
      100,310   Total Texas                                                                                              77,369,170
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 0.2% (0.1% OF TOTAL INVESTMENTS)

        2,855   Tobacco Settlement Financing Corporation of Virginia, Tobacco                6/17 at 100.00      BBB      1,309,960
                 Settlement Asset-Backed Bonds, Series 2007B2, 0.000%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 15.2% (9.1% OF TOTAL INVESTMENTS)

        1,260   Central Puget Sound Regional Transit Authority, Washington, Sales Tax        2/09 at 101.00      AAA      1,151,338
                 and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 -
                 FGIC Insured

        8,810   Chelan County Public Utility District 1, Washington, Hydro Consolidated      7/11 at 101.00       AA      7,236,534
                 System Revenue Bonds, Series 2001A, 5.600%, 1/01/36 - MBIA
                 Insured (Alternative Minimum Tax)

        5,665   Chelan County Public Utility District 1, Washington, Hydro Consolidated      7/12 at 100.00       AA      4,293,617
                 System Revenue Bonds, Series 2002B, 5.250%, 7/01/37 (Mandatory
                 put 7/01/12) - AMBAC Insured (Alternative Minimum Tax)

       10,730   Chelan County Public Utility District 1, Washington, Hydro Consolidated      7/11 at 101.00       AA      9,043,888
                 System Revenue Refunding Bonds, Series 2001C, 5.650%, 7/01/32 -
                 MBIA Insured (Alternative Minimum Tax)

       10,730   Pierce County School District 320, Sumner, Washington, Unlimited Tax        12/10 at 100.00      Aaa     11,564,579
                 General Obligation Bonds, Series 2000, 6.250%, 12/01/17
                 (Pre-refunded 12/01/10) - FSA Insured

       10,550   Port of Seattle, Washington, Limited Tax General Obligation Bonds,          12/10 at 100.00      AAA      9,916,051
                 Series 2000B, 5.750%, 12/01/25 (Alternative Minimum Tax)

        5,315   Port of Seattle, Washington, Revenue Bonds, Series 2000B, 6.000%,              No Opt. Call       AA      5,413,700
                 2/01/10 - MBIA Insured (Alternative Minimum Tax)

       19,475   Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18,    3/10 at 101.00   AA (4)     20,587,796
                 Series 1999A, 6.000%, 9/01/29 (Pre-refunded 3/01/10) -
                 MBIA Insured

        5,000   Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18,    3/10 at 101.00       AA      4,712,700
                 Series 1999B, 6.000%, 9/01/20 - MBIA Insured (Alternative
                 Minimum Tax)

        5,000   Washington State Healthcare Facilities Authority, Revenue Bonds,            12/09 at 101.00   AA (4)      5,245,150
                 Providence Services, Series 1999, 5.375%, 12/01/19 (Pre-refunded
                 12/01/09) - MBIA Insured


                                       47

NMA

Nuveen Municipal Advantage Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$       1,270   Washington State, Motor Vehicle Fuel Tax General Obligation Bonds,             No Opt. Call      AA+    $   515,925
                 Series 2003F, 0.000%, 12/01/24 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       83,805   Total Washington                                                                                         79,681,278
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,               10/11 at 100.00      BBB      4,303,600
                 Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 3.1% (1.8% OF TOTAL INVESTMENTS)

                Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco
                Settlement Asset-Backed Bonds, Series 2002:
        1,195    6.000%, 6/01/17                                                             6/12 at 100.00      BBB      1,122,440
        6,375    6.125%, 6/01/27                                                             6/12 at 100.00      BBB      6,073,335

          565   Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004,              11/14 at 100.00      Aaa        518,224
                 5.000%, 11/01/29 - FSA Insured

        5,000   Madison, Wisconsin, Industrial Development Revenue Refunding Bonds,          4/12 at 100.00      AA-      4,584,250
                 Madison Gas and Electric Company Projects, Series 2002A, 5.875%,
                 10/01/34 (Alternative Minimum Tax)

        3,000   Southeast Wisconsin Professional Baseball Park District, Sales Tax             No Opt. Call       AA      3,172,020
                 Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/19 -
                 MBIA Insured

          550   Wisconsin Housing and Economic Development Authority, Home                   3/10 at 100.00       AA        532,015
                 Ownership Revenue Bonds, Series 2000B, 5.750%, 3/01/22
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       16,685   Total Wisconsin                                                                                          16,002,284
------------------------------------------------------------------------------------------------------------------------------------
$   1,135,853   Total Investments (cost $957,998,565) - 167.6%                                                          877,736,594
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (4.8)%                                                                      (25,008,333)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                     12,524,034
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (65.2)% (5)                                      (341,650,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 523,602,295
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 38.9%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NMO

Nuveen Municipal Market Opportunity Fund, Inc.
Portfolio of INVESTMENTS
                                                                October 31, 2008

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.6% (0.4% OF TOTAL INVESTMENTS)

                Henry County Water Authority, Alabama, Water Revenue Bonds,
                Series 2006:
$       1,935    5.000%, 1/01/36 - RAAI Insured                                              1/16 at 100.00     BBB+    $ 1,529,830
        2,485    5.000%, 1/01/41 - RAAI Insured                                              1/16 at 100.00     BBB+      1,921,700

------------------------------------------------------------------------------------------------------------------------------------
        4,420   Total Alabama                                                                                             3,451,530
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 1.6% (0.9% OF TOTAL INVESTMENTS)

                Alaska Housing Finance Corporation, General Housing Purpose Bonds,
                Series 2005A:
        1,125    5.250%, 12/01/34 - FGIC Insured                                            12/14 at 100.00       AA      1,047,983
        1,275    5.250%, 12/01/41 - FGIC Insured                                            12/14 at 100.00       AA      1,149,030

       12,280   Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement     12/08 at 100.00     Baa3      6,532,960
                 Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46

------------------------------------------------------------------------------------------------------------------------------------
       14,680   Total Alaska                                                                                              8,729,973
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 1.5% (0.9% OF TOTAL INVESTMENTS)

        5,000   Arkansas Development Finance Authority, Hospital Revenue Bonds,              2/10 at 100.00 Baa1 (4)      5,281,200
                 Washington Regional Medical Center, Series 2000, 7.000%, 2/01/15
                 (Pre-refunded 2/01/10)

        3,480   Cabot School District 4, Lonoke County, Arkansas, General Obligation        12/08 at 100.00      Aa3      3,273,218
                 Refunding Bonds, Series 2003, 5.000%, 2/01/27 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,480   Total Arkansas                                                                                            8,554,418
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 9.3% (5.7% OF TOTAL INVESTMENTS)

       12,500   Anaheim Public Finance Authority, California, Subordinate Lease Revenue        No Opt. Call      AAA      2,183,000
                 Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 -
                 FSA Insured

        1,350   Antelope Valley Union High School District, Los Angeles County,                No Opt. Call       AA        376,475
                 California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/29 -
                 MBIA Insured

        7,800   California County Tobacco Securitization Agency, Tobacco Settlement         12/18 at 100.00     Baa3      4,274,868
                 Asset-Backed Bonds, Los Angeles County Securitization Corporation,
                 Series 2006A, 0.000%, 6/01/36 (Mandatory put 6/01/23)

        1,350   California Educational Facilities Authority, Revenue Refunding Bonds,          No Opt. Call       A2        190,229
                 Loyola Marymount University, Series 2001A, 0.000%, 10/01/39 -
                 MBIA Insured

        4,295   California Health Facilities Financing Authority, Health Facility Revenue    3/13 at 100.00        A      3,389,614
                 Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33

        9,000   California Health Facilities Financing Authority, Revenue Bonds, Kaiser      3/16 at 100.00       A+      7,229,070
                 Permanante System, Series 2006, 5.250%, 3/01/45

        1,550   California Statewide Community Development Authority, Revenue Bonds,         7/18 at 100.00      AA-      1,379,934
                 St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 -
                 FGIC Insured

        6,250   California, Various Purpose General Obligation Bonds, Series 2005 Trust      3/16 at 100.00       AA      2,167,125
                 2813, 0.930%, 3/01/35 - MBIA Insured (IF)

       10,445   Castaic Lake Water Agency, California, Certificates of Participation, Water    No Opt. Call       AA      3,020,276
                 System Improvement Project, Series 1999, 0.000%, 8/01/29 -
                 AMBAC Insured

        8,365   Cupertino Union School District, Santa Clara County, California, General      8/13 at 52.66       AA      2,800,937
                 Obligation Bonds, Series 2003B, 0.000%, 8/01/26 - FGIC Insured

        5,000   Golden State Tobacco Securitization Corporation, California, Enhanced        6/13 at 100.00      AAA      5,283,450
                 Tobacco Settlement Asset-Backed Bonds, Series 2003B, 5.000%,
                 6/01/38 (Pre-refunded 6/01/13) - AMBAC Insured


                                       49


NMO

Nuveen Municipal Market Opportunity Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       1,000   Golden State Tobacco Securitization Corporation, California, Enhanced        6/17 at 100.00      BBB    $   590,500
                 Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%,
                 6/01/47

                Golden State Tobacco Securitization Corporation, California, Tobacco
                Settlement Asset-Backed Revenue Bonds, Series 2005A:
        3,500    0.000%, 6/01/26 - FSA Insured                                                 No Opt. Call      AAA      1,143,555
        3,000    5.000%, 6/01/45                                                             6/15 at 100.00        A      2,166,750

        1,500   Lincoln Unified School District, Placer County, California, Community          No Opt. Call       AA        460,875
                 Facilities District 1, Special Tax Bonds, Series 2005, 0.000%,
                 9/01/26 - AMBAC Insured

          490   Los Angeles Department of Water and Power, California, Electric Plant       12/08 at 100.00  AA- (4)        489,980
                 Revenue Bonds, Second Series 1993, 4.750%, 10/15/20 (ETM)

          995   Los Angeles Department of Water and Power, California, Electric Plant       12/08 at 100.00  AA- (4)        994,940
                 Revenue Bonds, Series 1994, 5.375%, 2/15/34 (ETM)

        1,000   Pajaro Valley Unified School District, Santa Cruz County, California,          No Opt. Call      AAA        293,500
                 General Obligation Bonds, Series 2005B, 0.000%, 8/01/29 -
                 FSA Insured

        8,040   Placentia-Yorba Linda Unified School District, Orange County, California,      No Opt. Call       AA      1,517,952
                 Certificates of Participation, Series 2006, 0.000%, 10/01/34 -
                 FGIC Insured

                San Joaquin Hills Transportation Corridor Agency, Orange County,
                California, Toll Road Revenue Refunding Bonds, Series 1997A:
        5,000    5.650%, 1/15/17 - MBIA Insured                                              1/14 at 102.00       AA      4,394,300
       26,000    0.000%, 1/15/35 - MBIA Insured                                                No Opt. Call       AA

        5,000   San Jose-Evergreen Community College District, Santa Clara County,            9/15 at 50.47       AA      1,501,000
                 California, General Obligation Bonds, Series 2005A, 0.000%, 9/01/28 -
                 MBIA Insured

        4,825   Santa Monica Community College District, Los Angeles County,                  8/15 at 61.27       AA      1,773,332
                 California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/25 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      128,255   Total California                                                                                         52,005,262
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 7.0% (4.2% OF TOTAL INVESTMENTS)

        1,085   Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series       10/16 at 100.00      BBB        828,332
                 2006, 5.250%, 10/01/40 - SYNCORA GTY Insured

        3,000   Broomfield, Colorado, Master Facilities Lease Purchase Agreement,           12/09 at 100.00      Aa3      3,005,760
                 Certificates of Participation, Series 1999, 5.750%, 12/01/24 -
                 AMBAC Insured

        6,285   Broomfield, Colorado, Sales and Use Tax Revenue Refunding and               12/12 at 100.00      Aa3      6,330,315
                 Improvement Bonds, Series 2002A, 5.500%, 12/01/22 - AMBAC
                 Insured

       11,465   Denver City and County, Colorado, Airport System Revenue Refunding          11/10 at 100.00       AA     11,054,897
                 Bonds, Series 2000A, 6.000%, 11/15/18 - AMBAC Insured (Alternative
                 Minimum Tax)

                E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,
                Series 2000B:
        2,200    0.000%, 9/01/22 - MBIA Insured                                                No Opt. Call       AA        886,468
        7,000    0.000%, 9/01/30 - MBIA Insured                                                No Opt. Call       AA      1,529,150
       15,960    0.000%, 9/01/33 - MBIA Insured                                                No Opt. Call       AA      2,788,531

       20,000   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series        9/10 at 31.42      Aaa      5,958,200
                 2000B, 0.000%, 9/01/28 (Pre-refunded 9/01/10) - MBIA Insured

                E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series
                2004B:
        3,800    0.000%, 9/01/27 - MBIA Insured                                               9/20 at 67.94       AA      1,045,684
       13,300    0.000%, 9/01/31 - MBIA Insured                                               9/20 at 53.77       AA      2,692,053
        6,250    0.000%, 9/01/32 - MBIA Insured                                               9/20 at 50.83       AA      1,174,188
       10,000    0.000%, 3/01/36 - MBIA Insured                                               9/20 at 41.72       AA      1,446,500

------------------------------------------------------------------------------------------------------------------------------------
      100,345   Total Colorado                                                                                           38,740,078
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 1.4% (0.9% OF TOTAL INVESTMENTS)

       10,000   Washington Convention Center Authority, District of Columbia, Senior        10/16 at 100.00       AA      8,044,300
                 Lien Dedicated Tax Revenue Bonds, Series 2007A, 4.500%,
                 10/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                                       50

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 0.8% (0.5% OF TOTAL INVESTMENTS)

$      10,220   Florida Housing Finance Corporation, Homeowner Mortgage Revenue              1/17 at 100.00      AA+    $ 4,576,823
                 Bonds, Series 2008, Trust 1191, 7.103%, 7/01/32 (Alternative
                 Minimum Tax) (IF)
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 5.5% (3.3% OF TOTAL INVESTMENTS)

       15,000   Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series            1/10 at 101.00   A+ (4)     15,686,250
                 2000A, 5.600%, 1/01/30 (Pre-refunded 1/01/10) - FGIC Insured

       14,330   Fulton County Facilities Corporation, Georgia, Certificates of              11/10 at 101.00       AA     14,658,874
                 Participation, Public Purpose Project, Series 1999,
                 5.500%, 11/01/18 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       29,330   Total Georgia                                                                                            30,345,124
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 13.9% (8.4% OF TOTAL INVESTMENTS)

        4,595   Bolingbrook, Illinois, General Obligation Refunding Bonds, Series 2002B,       No Opt. Call       AA      1,058,183
                 0.000%, 1/01/32 - FGIC Insured

        4,600   Chicago Board of Education, Illinois, Unlimited Tax General Obligation         No Opt. Call       AA      2,366,194
                 Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/20 -
                 FGIC Insured

        4,000   Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%,       7/13 at 100.00      AA+      3,659,240
                 1/01/33 - AMBAC Insured

        2,300   Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds, Series 1993,        No Opt. Call      AA+      2,437,356
                  5.375%, 1/01/14 - AMBAC Insured

        5,250   Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998B, 5.000%,      1/09 at 101.00       AA      4,678,275
                 1/01/28 - MBIA Insured

        3,400   Illinois Finance Authority, Illinois, Northwestern University, Revenue      12/15 at 100.00      AAA      2,772,626
                 Bonds, Tender Option Bond Trust 3174, 10.395%, 12/01/42 (IF)

       38,645   Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2000,     4/10 at 100.00       AA     38,768,274
                 5.500%, 4/01/25 - MBIA Insured

                Lake and McHenry Counties Community Unit School District 118,
                Wauconda, Illinois, General Obligation Bonds, Series 2005B:
       10,230    0.000%, 1/01/22 - FSA Insured                                                1/15 at 70.63      Aaa      4,667,131
        6,780    0.000%, 1/01/24 - FSA Insured                                                1/15 at 63.44      Aaa      2,577,349

        1,975   Lake County Community High School District 127, Grayslake, Illinois,           No Opt. Call       AA      2,382,206
                 General Obligation Bonds, Series 2002A, 9.000%, 2/01/13 -
                 FGIC Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 2002A:
        6,500    0.000%, 6/15/25 - MBIA Insured                                              6/22 at 101.00      AAA      4,010,175
        3,270    5.000%, 12/15/28 - MBIA Insured                                             6/12 at 101.00      AAA      3,129,815
        3,700    0.000%, 6/15/30 - MBIA Insured                                                No Opt. Call      AAA      1,037,036
        3,280    0.000%, 6/15/37 - MBIA Insured                                                No Opt. Call      AAA        584,168
       11,715    0.000%, 12/15/38 - MBIA Insured                                               No Opt. Call      AAA      1,894,901
        9,170    0.000%, 6/15/39 - MBIA Insured                                                No Opt. Call      AAA      1,434,830

------------------------------------------------------------------------------------------------------------------------------------
      119,410   Total Illinois                                                                                           77,457,759
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 1.1% (0.7% OF TOTAL INVESTMENTS)

        4,695   Indiana Educational Facilities Authority, Revenue Bonds, Butler University,  2/11 at 100.00       AA      4,567,202
                 Series 2001, 5.500%, 2/01/26 - MBIA Insured

        2,000   Petersburg, Indiana, Pollution Control Revenue Refunding Bonds,              8/11 at 102.00     Baa1      1,679,360
                 Indianapolis Power and Light Company, Series 1991, 5.750%, 8/01/21

------------------------------------------------------------------------------------------------------------------------------------
        6,695   Total Indiana                                                                                             6,246,562
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 0.8% (0.5% OF TOTAL INVESTMENTS)

          970   Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives      7/16 at 100.00     BBB-        778,658
                 Project, Series 2006A, 5.000%, 7/01/19

        5,000   Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue              6/17 at 100.00      BBB      3,480,900
                 Bonds, Series 2005B, 5.600%, 6/01/34

------------------------------------------------------------------------------------------------------------------------------------
        5,970   Total Iowa                                                                                                4,259,558
------------------------------------------------------------------------------------------------------------------------------------


                                       51


NMO

Nuveen Municipal Market Opportunity Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.5% (0.3% OF TOTAL INVESTMENTS)

$       2,500   Kansas Development Finance Authority, Water Pollution Control               11/12 at 100.00      AAA    $ 2,575,375
                 Revolving Fund Leveraged Bonds, Series 2002-II, 5.500%, 11/01/21

          500   Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical Center,      4/16 at 100.00       A1        374,125
                 Series 2006, 4.625%, 10/01/31

------------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Kansas                                                                                              2,949,500
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 2.2% (1.3% OF TOTAL INVESTMENTS)

                Jefferson County School District Finance Corporation, Kentucky, School
                Building Revenue Bonds, Series 2000A:
        3,045    5.250%, 7/01/17 (Pre-refunded 1/01/10) - FSA Insured                        1/10 at 101.00      AAA      3,181,538
        7,490    5.250%, 7/01/20 (Pre-refunded 1/01/10) - FSA Insured                        1/10 at 101.00      AAA      7,825,852

        1,000   Kentucky Economic Development Finance Authority, Louisville Arena            6/18 at 100.00      AAA        950,660
                 Project Revenue Bonds, Louisville Arena Authority, Inc., Series
                 2008A-1, 6.000%, 12/01/38 - AGC Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,535   Total Kentucky                                                                                           11,958,050
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 1.7% (1.0% OF TOTAL INVESTMENTS)

        7,415   Louisiana Local Government Environmental Facilities and Community           12/12 at 100.00       AA      6,244,987
                 Development Authority, Revenue Bonds, Baton Rouge Community
                 College Facilities Corporation, Series 2002, 5.000%, 12/01/32 -
                 MBIA Insured

        3,350   Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge            7/14 at 100.00       AA      2,934,969
                 General Hospital, Series 2004, 5.250%, 7/01/33 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,765   Total Louisiana                                                                                           9,179,956
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 1.0% (0.6% OF TOTAL INVESTMENTS)

        4,410   Maryland Community Development Administration, Department of                 3/17 at 100.00      Aa2      3,096,129
                 Housing and Community Development, Residential Revenue Bonds,
                 Series 2007D, 4.900%, 9/01/42 (Alternative Minimum Tax)

        2,500   Maryland Department of Transportation, Consolidated Transportation             No Opt. Call      AAA      2,744,550
                 Revenue Bonds, Series 2002, 5.500%, 2/01/16

------------------------------------------------------------------------------------------------------------------------------------
        6,910   Total Maryland                                                                                            5,840,679
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 4.1% (2.5% OF TOTAL INVESTMENTS)

          440   Massachusetts Bay Transportation Authority, Assessment Bonds, Series         7/10 at 100.00      AAA        425,599
                 2000A, 5.250%, 7/01/30

                Massachusetts Bay Transportation Authority, Assessment Bonds, Series
                2000A:
        4,150    5.250%, 7/01/30 (Pre-refunded 7/01/10)                                      7/10 at 100.00  Aa1 (4)      4,352,769
          660    5.250%, 7/01/30 (Pre-refunded 7/01/10)                                      7/10 at 100.00  Aa1 (4)        692,248

        8,315   Massachusetts Turnpike Authority, Metropolitan Highway System                1/09 at 100.00       AA      6,595,541
                 Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 -
                 MBIA Insured

       10,000   Massachusetts Water Resources Authority, General Revenue Bonds,              8/10 at 101.00   AA (4)     10,593,000
                 Series 2000A, 5.750%, 8/01/39 (Pre-refunded 8/01/10) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       23,565   Total Massachusetts                                                                                      22,659,157
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 1.5% (0.9% OF TOTAL INVESTMENTS)

        5,000   Detroit Water Supply System, Michigan, Water Supply System Revenue           7/16 at 100.00      AAA      4,060,750
                 Bonds, Series 2006D, 4.625%, 7/01/32 - FSA Insured

        2,090   Grand Rapids Building Authority, Kent County, Michigan, Limited Tax          8/10 at 100.00       AA      2,168,835
                 General Obligation Bonds, Series 2000, 5.375%, 8/01/17 - AMBAC
                 Insured

        3,050   Michigan Tobacco Settlement Finance Authority, Tobacco Settlement            6/18 at 100.00     Baa3      2,279,845
                 Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42

------------------------------------------------------------------------------------------------------------------------------------
       10,140   Total Michigan                                                                                            8,509,430
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 9.3% (5.7% OF TOTAL INVESTMENTS)

          930   Minnesota Agricultural and Economic Development Board, Healthcare           11/10 at 101.00        A        917,789
                 System Revenue Bonds, Fairview Hospital and Healthcare Services,
                 Series 2000A, 6.375%, 11/15/29


                                       52

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA (continued)

$      29,070   Minnesota Agricultural and Economic Development Board, Healthcare           11/10 at 101.00    A (4)    $31,438,332
                 System Revenue Bonds, Fairview Hospital and Healthcare Services,
                 Series 2000A, 6.375%, 11/15/29 (Pre-refunded 11/15/10)

        2,045   Minnesota Housing Finance Agency, Single Family Remarketed Mortgage          1/11 at 101.00      AA+      2,060,992
                 Bonds, Series 1998H-2, 6.050%, 7/01/31 (Alternative Minimum Tax)

       13,675   Minnesota, General Obligation Bonds, Series 2000, 5.125%, 11/01/16          11/10 at 100.00      AAA     14,208,052

        2,925   St. Paul Housing and Redevelopment Authority, Minnesota, Sales Tax          11/15 at 103.00      AAA      3,314,435
                 Revenue Refunding Bonds, Civic Center Project, Series 1996, 7.100%,
                 11/01/23 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       48,645   Total Minnesota                                                                                          51,939,600
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 1.0% (0.6% OF TOTAL INVESTMENTS)

        5,900   Mississippi Business Finance Corporation, Pollution Control Revenue          4/09 at 100.00      BBB      4,775,165
                 Refunding Bonds, System Energy Resources Inc. Project, Series 1998,
                 5.875%, 4/01/22

          920   Mississippi Home Corporation, GNMA Mortgage-Backed Securities                1/09 at 104.00      Aaa        939,265
                 Program Single Family Mortgage Revenue Bonds, Series 1997D-5,
                 6.750%, 7/01/29 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        6,820   Total Mississippi                                                                                         5,714,430
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 0.7% (0.4% OF TOTAL INVESTMENTS)

                Kansas City Municipal Assistance Corporation, Missouri, Leasehold
                Revenue Bonds, Series 2004B-1:
        8,000    0.000%, 4/15/27 - AMBAC Insured                                               No Opt. Call       AA      2,677,280
        5,000    0.000%, 4/15/31 - AMBAC Insured                                               No Opt. Call       AA      1,294,250

------------------------------------------------------------------------------------------------------------------------------------
       13,000   Total Missouri                                                                                            3,971,530
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 1.7% (1.1% OF TOTAL INVESTMENTS)

       11,690   Omaha Convention Hotel Corporation, Nebraska, Convention Center              2/17 at 100.00       AA      9,685,165
                 Revenue Bonds, Series 2007, 5.000%, 2/01/35 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

                NEVADA - 3.6% (2.2% OF TOTAL INVESTMENTS)

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                2000:
        6,125    0.000%, 1/01/17 - AMBAC Insured                                               No Opt. Call       AA      2,704,371
        8,500    0.000%, 1/01/26 - AMBAC Insured                                               No Opt. Call       AA      1,502,205
        7,860    0.000%, 1/01/27 - AMBAC Insured                                               No Opt. Call       AA      1,255,714
       21,000    5.375%, 1/01/40 - AMBAC Insured                                             1/10 at 100.00       AA     12,623,940

        2,135   Reno, Nevada, Capital Improvement Revenue Bonds, Series 2005B,                6/15 at 33.61       AA        301,227
                 0.000%, 6/01/37 - FGIC Insured

        2,500   Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West,       7/17 at 100.00        A      1,918,700
                 Trust 2634, 0.777%, 7/01/31 (IF)

------------------------------------------------------------------------------------------------------------------------------------
       48,120   Total Nevada                                                                                             20,306,157
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 7.3% (4.4% OF TOTAL INVESTMENTS)

       18,400   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,         1/17 at 35.47     Baa2      1,682,496
                 Saint Barnabas Health Care System, Series 2006A, 0.000%, 7/01/37

       18,000   New Jersey Transportation Trust Fund Authority, Transportation System        6/10 at 100.00      AAA     18,989,820
                 Bonds, Series 2000B, 5.750%, 6/15/17 (Pre-refunded 6/15/10)

       35,000   New Jersey Transportation Trust Fund Authority, Transportation System          No Opt. Call      AAA      7,280,350
                 Bonds, Series 2006C, 0.000%, 12/15/34 - FSA Insured

        5,000   New Jersey Turnpike Authority, Revenue Bonds, Growth and Income              1/17 at 100.00       AA      3,053,500
                 Securities, Series 2004B, 0.000%, 1/01/35 - AMBAC Insured

        3,000   Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue Bonds,             No Opt. Call       A1      1,070,550
                 Series 2005A, 0.000%, 9/01/25 - MBIA Insured

        3,525   Tobacco Settlement Financing Corporation, New Jersey, Tobacco                6/12 at 100.00      AAA      3,878,240
                 Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/42
                 (Pre-refunded 6/01/12)


                                       53


NMO

Nuveen Municipal Market Opportunity Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY (continued)

$       2,100   Tobacco Settlement Financing Corporation, New Jersey, Tobacco                6/13 at 100.00      AAA    $ 2,296,308
                 Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32
                 (Pre-refunded 6/01/13)

        4,000   Tobacco Settlement Financing Corporation, New Jersey, Tobacco                6/17 at 100.00      BBB      2,161,600
                 Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41

------------------------------------------------------------------------------------------------------------------------------------
       89,025   Total New Jersey                                                                                         40,412,864
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 2.0% (1.2% OF TOTAL INVESTMENTS)

        5,925   New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds,          8/11 at 101.00  AA- (4)      6,315,280
                 Presbyterian Healthcare Services, Series 2001A, 5.500%, 8/01/21
                 (Pre-refunded 8/01/11)

        4,675   University of New Mexico, Revenue Refunding Bonds, Series 1992A,
                 6.250%, 6/01/12                                                               No Opt. Call       AA      4,927,123

------------------------------------------------------------------------------------------------------------------------------------
       10,600   Total New Mexico                                                                                         11,242,403
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 10.5% (6.4% OF TOTAL INVESTMENTS)

        3,000   Long Island Power Authority, New York, Electric System General Revenue       6/16 at 100.00       A-      2,689,050
                 Bonds, Series 2006B, 5.000%, 12/01/35

        6,750   Nassau County Tobacco Settlement Corporation, New York, Tobacco              7/09 at 101.00      AAA      7,049,835
                 Settlement Asset-Backed Bonds, Series 1999A, 6.400%, 7/15/33
                 (Pre-refunded 7/15/09)

       17,870   New York City Transitional Finance Authority, New York, Future Tax           8/09 at 101.00      AAA     18,622,148
                 Secured Bonds, Fiscal Series 2000A, 5.750%, 8/15/24 (Pre-refunded
                 8/15/09)

            5   New York City, New York, General Obligation Bonds, Fiscal Series 1997H,      8/09 at 100.00       AA          5,038
                 6.125%, 8/01/25

                New York City, New York, General Obligation Bonds, Fiscal Series 2002G:
        1,000    5.000%, 8/01/17                                                             8/12 at 100.00       AA      1,006,000
        6,530    5.750%, 8/01/18                                                             8/12 at 100.00      AAA      6,808,962

        5,000   New York City, New York, General Obligation Bonds, Fiscal Series 2003A,      8/12 at 100.00       AA      5,301,900
                 5.750%, 8/01/16

       10,000   Port Authority of New York and New Jersey, Special Project Bonds, JFK       12/08 at 101.00       AA      8,891,200
                 International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 -
                 MBIA Insured (Alternative Minimum Tax)

        8,000   TSASC Inc., New York, Tobacco Flexible Amortization Bonds, Series            7/09 at 101.00      AAA      8,346,960
                 1999-1, 6.250%, 7/15/34 (Mandatory put 7/15/24) (Pre-refunded
                 7/15/09)

------------------------------------------------------------------------------------------------------------------------------------
       58,155   Total New York                                                                                           58,721,093
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 2.2% (1.4% OF TOTAL INVESTMENTS)

        1,900   Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare         1/15 at 100.00  AA- (4)      2,028,459
                 System Revenue Bonds, DBA  Carolinas Healthcare System, Series
                 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)

        4,000   North Carolina Medical Care Commission, Health System Revenue               10/17 at 100.00       AA      3,050,440
                 Bonds, Mission St. Joseph's Health System, Series 2007, 4.500%,
                 10/01/31 (UB)

        7,500   North Carolina Municipal Power Agency 1, Catawba Electric Revenue            1/13 at 100.00       AA      7,360,575
                 Bonds, Series 2003A, 5.250%, 1/01/19 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       13,400   Total North Carolina                                                                                     12,439,474
------------------------------------------------------------------------------------------------------------------------------------


                NORTH DAKOTA - 4.9% (3.0% OF TOTAL INVESTMENTS)

       23,035   Fargo, North Dakota, Health System Revenue Bonds, MeritCare Obligated        6/10 at 101.00      AAA     22,165,428
                 Group, Series 2000A, 5.625%, 6/01/31 - FSA Insured

                North Dakota Water Commission, Water Development and Management
                Program Bonds, Series 2000A:
        2,230    5.700%, 8/01/18 (Pre-refunded 8/01/10) - MBIA Insured                       8/10 at 100.00   AA (4)      2,358,760
        2,450    5.750%, 8/01/19 (Pre-refunded 8/01/10) - MBIA Insured                       8/10 at 100.00   AA (4)      2,593,546

------------------------------------------------------------------------------------------------------------------------------------
       27,715   Total North Dakota                                                                                       27,117,734
------------------------------------------------------------------------------------------------------------------------------------


                                       54

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 5.9% (3.6% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                2007A-2:
$         120    5.125%, 6/01/24                                                             6/17 at 100.00      BBB    $    94,056
        1,250    5.875%, 6/01/30                                                             6/17 at 100.00      BBB        876,263
        1,215    5.750%, 6/01/34                                                             6/17 at 100.00      BBB        809,190
        4,300    6.000%, 6/01/42                                                             6/17 at 100.00      BBB      2,800,418
        4,750    5.875%, 6/01/47                                                             6/17 at 100.00      BBB      2,971,648

       10,000   Columbus City School District, Franklin County, Ohio, General Obligation    12/16 at 100.00      AAA      8,037,100
                 Bonds, Series 2006, 4.250%, 12/01/32 - FSA Insured (UB)

       16,140   Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering          No Opt. Call        A     17,203,465
                 Medical Center, Series 1999, 6.300%, 4/01/12

------------------------------------------------------------------------------------------------------------------------------------
       37,775   Total Ohio                                                                                               32,792,140
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,675   Oklahoma Development Finance Authority, Health System Revenue                8/18 at 100.00      AA-      1,435,676
                 Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%,
                 8/15/38

          300   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds,            6/09 at 100.00       B-        297,357
                 American Airlines Inc., Series 2000B, 6.000%, 6/01/35 (Mandatory
                 put 12/01/08) (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,975   Total Oklahoma                                                                                            1,733,033
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 2.9% (1.7% OF TOTAL INVESTMENTS)

        5,000   Oregon Health Sciences University, Revenue Bonds, Series 2002A,              1/13 at 100.00       AA      4,756,100
                 5.250%, 7/01/22 - MBIA Insured

                Portland, Oregon, Water System Revenue Bonds, Series 2000A:
        6,780    5.375%, 8/01/18 (Pre-refunded 8/01/10)                                      8/10 at 100.00  Aa1 (4)      7,133,916
        3,880    5.500%, 8/01/20 (Pre-refunded 8/01/10)                                      8/10 at 100.00  Aa1 (4)      4,090,800

------------------------------------------------------------------------------------------------------------------------------------
       15,660   Total Oregon                                                                                             15,980,816
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 3.2% (1.9% OF TOTAL INVESTMENTS)

        5,000   Delaware County Industrial Development Authority, Pennsylvania,              1/09 at 101.00      BB+      4,345,400
                 Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%,
                 7/01/19

        5,000   Pennsylvania Higher Education Assistance Agency, Capital Acquisition        12/10 at 100.00   A2 (4)      5,356,600
                 Revenue Bonds, Series 2000, 5.875%, 12/15/30 (Pre-refunded
                 12/15/10) - MBIA Insured

        7,550   Pennsylvania, General Obligation Bonds, Second Series 2001, 5.000%,          9/11 at 101.00       AA      7,888,014
                 9/15/14

------------------------------------------------------------------------------------------------------------------------------------
       17,550   Total Pennsylvania                                                                                       17,590,014
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 3.7% (2.2% OF TOTAL INVESTMENTS)

        3,330   Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior           7/18 at 100.00     BBB-      2,980,850
                 Lien Series 2008A, 6.000%, 7/01/44

       12,500   Puerto Rico Housing Finance Authority, Capital Fund Program Revenue         12/13 at 100.00      AA+     12,251,137
                 Bonds, Series 2003, 4.500%, 12/01/23 (UB)

        6,990   Puerto Rico, The Children's Trust Fund, Tobacco Settlement                   5/12 at 100.00      BBB      5,271,509
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

------------------------------------------------------------------------------------------------------------------------------------
       22,820   Total Puerto Rico                                                                                        20,503,496
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 0.4% (0.2% OF TOTAL INVESTMENTS)

        2,960   Rhode Island Tobacco Settlement Financing Corporation, Tobacco               6/12 at 100.00      BBB      2,161,658
                 Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 8.7% (5.3% OF TOTAL INVESTMENTS)

       24,730   Greenville County School District, South Carolina, Installment Purchase     12/12 at 101.00   AA (4)     27,219,321
                 Revenue Bonds, Series 2002, 5.500%, 12/01/22 (Pre-refunded
                 12/01/12)

       21,570   Piedmont Municipal Power Agency, South Carolina, Electric Revenue              No Opt. Call       AA      5,357,125
                 Bonds, Series 2004A-2, 0.000%, 1/01/30 - AMBAC Insured


                                       55

NMO

Nuveen Municipal Market Opportunity Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA (continued)

$       3,560   South Carolina Public Service Authority, Revenue Refunding Bonds,            7/13 at 100.00       AA    $ 3,562,706
                 Santee Cooper Electric System, Series 2003A, 5.000%, 1/01/20 -
                 AMBAC Insured

       11,665   Tobacco Settlement Revenue Management Authority, South Carolina,             5/16 at 100.00  BBB (4)     12,500,331
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.375%,
                 5/15/28 (Pre-refunded 5/15/16)

------------------------------------------------------------------------------------------------------------------------------------
       61,525   Total South Carolina                                                                                     48,639,483
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 0.7% (0.4% OF TOTAL INVESTMENTS)

        5,000   Knox County Health, Educational and Housing Facilities Board,                7/13 at 100.00       A3      3,779,950
                 Tennessee, Hospital Revenue Bonds, East Tennessee Children's
                 Hospital, Series 2003A, 5.000%, 7/01/23 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 22.8% (13.8% OF TOTAL INVESTMENTS)

        2,500   Alliance Airport Authority, Texas, Special Facilities Revenue Bonds,        12/12 at 100.00     CCC+        853,000
                 American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative
                 Minimum Tax)

       12,250   Austin, Texas, Subordinate Lien Hotel Occupancy Tax Revenue Refunding       11/09 at 100.00   AA (4)     12,748,698
                 Bonds, Series 1999, 5.800%, 11/15/29 (Pre-refunded 11/15/09) -
                 AMBAC Insured

       11,255   Brazos River Authority, Texas, Pollution Control Revenue Refunding             No Opt. Call     Caa1      9,777,781
                 Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36
                 (Mandatory put 11/01/11) (Alternative Minimum Tax)

                Brownsville Independent School District, Cameron County, Texas, General
                Obligation Bonds, Series 1999:
        5,015    5.625%, 8/15/25 (Pre-refunded 8/15/09)                                      8/09 at 100.00      AAA      5,170,465
        8,825    5.625%, 8/15/29 (Pre-refunded 8/15/09)                                      8/09 at 100.00      AAA      9,098,575

        1,000   Cedar Hill Independent School District, Dallas County, Texas, General          No Opt. Call       AA        213,370
                 Obligation Bonds, Series 2002, 0.000%, 8/15/32 - FGIC Insured

       15,000   Central Texas Regional Mobility Authority, Travis and Williamson Counties,   1/15 at 100.00       AA     11,302,050
                 Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/45 -
                 FGIC Insured

                Clear Creek Independent School District, Galveston and Harris
                Counties, Texas, Unlimited Tax Schoolhouse and Refunding Bonds,
                Series 2000:
          585    5.400%, 2/15/18                                                             2/10 at 100.00      AAA        591,938
          340    5.650%, 2/15/19                                                             2/10 at 100.00      AAA        344,413
          235    5.700%, 2/15/20                                                             2/10 at 100.00      AAA        237,818
          270    5.700%, 2/15/21                                                             2/10 at 100.00      AAA        272,927

                Clear Creek Independent School District, Galveston and Harris
                Counties, Texas, Unlimited Tax Schoolhouse and Refunding Bonds,
                Series 2000:
       16,740    5.400%, 2/15/18 (Pre-refunded 2/15/10)                                      2/10 at 100.00      AAA     17,414,287
        9,660    5.650%, 2/15/19 (Pre-refunded 2/15/10)                                      2/10 at 100.00      AAA     10,079,630
        6,645    5.700%, 2/15/20 (Pre-refunded 2/15/10)                                      2/10 at 100.00      AAA      6,937,845
        7,750    5.700%, 2/15/21 (Pre-refunded 2/15/10)                                      2/10 at 100.00      AAA      8,091,543

        2,500   Comal Independent School District, Comal, Bexar, Guadalupe, Hays, and          No Opt. Call      Aaa      1,133,250
                 Kendall Counties, Texas,  General Obligation Bonds, Series 2005A,
                 0.000%, 2/01/23

        6,000   Dallas-Ft. Worth International Airport Facility Improvement Corporation,    11/09 at 101.00     CCC+      2,407,980
                 Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%,
                 5/01/35 (Alternative Minimum Tax)

                Ennis Independent School District, Ellis County, Texas, General Obligation
                Bonds, Series 2006:
        3,950    0.000%, 8/15/30                                                              8/16 at 49.21      Aaa      1,022,655
        4,000    0.000%, 8/15/31                                                              8/16 at 46.64      Aaa        967,520

        1,440   Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds,                 No Opt. Call       AA        317,894
                 Convention and Entertainment Project, Series 2001B, 0.000%,
                 9/01/32 - AMBAC Insured

        1,250   Houston, Texas, Junior Lien Water and Sewerage System Revenue               12/11 at 100.00      AAA      1,254,900
                 Refunding Bonds, Series 2001A, 5.000%, 12/01/20 - FSA Insured

        9,350   Leander Independent School District, Williamson and Travis Counties,          8/15 at 39.50       AA      1,995,010
                 Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/32 -
                 FGIC Insured


                                       56

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       6,000   Leander Independent School District, Williamson and Travis Counties,          8/14 at 35.28      AAA    $ 1,267,860
                 Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/33

       15,000   San Antonio Independent School District, Bexar County, Texas, General        8/09 at 100.00      AAA     15,489,150
                 Obligation Bonds, Series 1999, 5.800%, 8/15/29 (Pre-refunded
                 8/15/09)

        3,295   Tarrant County, Texas, Cultural & Educational Facilities Financing           2/17 at 100.00      AA-        826,386
                 Corporation, Revenue Bonds, Series 2007, Residuals 1760-3, 0.726%,
                 2/15/36 (IF)

        5,000   White Settlement Independent School District, Tarrant County, Texas,          8/15 at 36.81      AAA        989,850
                 General Obligation Bonds, Series 2005, 0.000%, 8/15/34

        3,970   Wichita Falls, Wichita County, Texas, Priority Lien Water and Sewerage       8/11 at 100.00   AA (4)      4,203,555
                 System Revenue Bonds, Series 2001, 5.000%, 8/01/21 (Pre-refunded
                 8/01/11) - AMBAC Insured

                Wylie Independent School District, Taylor County, Texas, General
                Obligation Bonds, Series 2005:
        3,000    0.000%, 8/15/23                                                              8/15 at 67.10      AAA      1,265,940
        2,000    0.000%, 8/15/24                                                              8/15 at 63.56      AAA        799,800

------------------------------------------------------------------------------------------------------------------------------------
      164,825   Total Texas                                                                                              127,076,090
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 17.7% (10.7% OF TOTAL INVESTMENTS)

        5,500   Clark County Public Utility District 1, Washington, Generating System        1/11 at 100.00      AAA      5,515,950
                 Revenue Refunding Bonds, Series 2000, 5.125%, 1/01/20 -
                 FSA Insured

        2,755   Cowlitz County, Washington, Special Sewerage Revenue Refunding                 No Opt. Call       A-      2,833,214
                 Bonds, CSOB Wastewater Treatment Facilities, Series 2002, 5.500%,
                 11/01/16 - FGIC Insured

       10,000   Energy Northwest, Washington, Electric Revenue Refunding Bonds,              7/11 at 101.00      AAA     10,453,600
                 Nuclear Project 3, Series 2001A, 5.500%, 7/01/17 - FSA Insured

        2,500   King County, Washington, Sewer Revenue Bonds, Series 2001, 5.000%,           1/12 at 100.00      AA+      2,474,825
                 1/01/23 - FGIC Insured

       33,490   Port of Seattle, Washington, Revenue Bonds, Series 2000A, 5.625%,            8/10 at 100.00   AA (4)     35,380,844
                 2/01/30 (Pre-refunded 8/01/10) - MBIA Insured

        6,950   Port of Seattle, Washington, Revenue Bonds, Series 2000B, 5.625%,            8/10 at 100.00       AA      6,181,400
                 2/01/24 - MBIA Insured (Alternative Minimum Tax)

        2,150   Seattle, Washington, General Obligation Refunding and Improvement           12/12 at 100.00      AAA      2,054,798
                 Bonds, Series 2002, 4.500%, 12/01/20

        3,000   Spokane County School District 81, Spokane, Washington, General              6/15 at 100.00       AA      2,805,060
                 Obligation Bonds, Series 2005, 5.000%, 6/01/24 - MBIA Insured

        3,520   Washington State Healthcare Facilities Authority, Revenue Bonds,            10/11 at 100.00  Aa3 (4)      3,732,819
                 Children's Hospital and Regional Medical Center, Series 2001, 5.000%,
                 10/01/21 (Pre-refunded 10/01/11) - AMBAC Insured

        7,890   Washington State Higher Education Facilities Authority, Revenue Bonds,      11/09 at 101.00 BBB+ (4)      8,301,542
                 Pacific Lutheran University, Series 1999, 5.950%, 11/01/29
                 (Pre-refunded 11/01/09) - RAAI Insured

       11,130   Washington State Tobacco Settlement Authority, Tobacco Settlement            6/13 at 100.00      BBB      9,902,806
                 Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26

        9,000   Washington, Motor Vehicle Fuel Tax General Obligation Bonds, Series          1/12 at 100.00      AAA      9,025,470
                 2002C, 5.000%, 1/01/21 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       97,885   Total Washington                                                                                         98,662,328
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 1.0% (0.6% OF TOTAL INVESTMENTS)

        3,630   Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco          6/12 at 100.00      BBB      3,458,228
                 Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27

        1,755   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,        5/16 at 100.00      BBB      1,317,373
                 Divine Savior Healthcare, Series 2006, 4.750%, 5/01/25


                                       57

NMO

Nuveen Municipal Market Opportunity Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN (continued)

$       1,250   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,        3/09 at 100.50      N/R    $   886,713
                 United Lutheran Program for the Aging Inc., Series 1998, 5.700%,
                 3/01/28
------------------------------------------------------------------------------------------------------------------------------------

        6,635   Total Wisconsin                                                                                           5,662,314

$   1,265,500   Total Investments (cost $982,534,401) - 165.0%                                                           919,639,931
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (2.9)%                                                                      (16,275,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                     15,655,682
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (64.9)% (5)                                      (361,675,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 557,345,613
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 39.3%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NAD

Nuveen Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                October 31, 2008

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MUNICIPAL BONDS - 160.6% (97.4% OF TOTAL INVESTMENTS)


                ALABAMA - 0.3% (0.2% OF TOTAL INVESTMENTS)

$       1,500   Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds,            6/10 at 102.00       A-    $ 1,295,805
                 Series 2000, 5.750%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 0.2% (0.1% OF TOTAL INVESTMENTS)

          750   Alaska Housing Finance Corporation, General Housing Purpose Bonds,          12/14 at 100.00       AA        698,655
                 Series 2005A, 5.250%, 12/01/34 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.1% (0.7% OF TOTAL INVESTMENTS)

        2,350   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport         7/18 at 100.00      AA-      2,142,049
                 Revenue Bonds, Series 2008A, 5.000%, 7/01/33

        5,000   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds,           No Opt. Call      AA-      3,027,350
                 Series 2007, 5.000%, 12/01/37

------------------------------------------------------------------------------------------------------------------------------------
        7,350   Total Arizona                                                                                             5,169,399
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 5.2% (3.1% OF TOTAL INVESTMENTS)

        1,535   Alameda Corridor Transportation Authority, California, Senior Lien             No Opt. Call       AA        246,352
                 Revenue Bonds, Series 1999A, 0.000%, 10/01/37 - MBIA Insured

        5,500   Anaheim Public Finance Authority, California, Subordinate Lease Revenue        No Opt. Call      AAA      1,552,595
                 Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/28 -
                 FSA Insured

           65   California, General Obligation Bonds, Series 1997, 5.000%, 10/01/18 -       12/08 at 100.00      Aaa         65,005
                 AMBAC Insured

        5,000   California, General Obligation Bonds, Series 2005, 5.000%, 3/01/31           3/16 at 100.00       A+      4,543,000

                Golden State Tobacco Securitization Corporation, California, Enhanced
                Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
        5,200    5.000%, 6/01/33                                                             6/17 at 100.00      BBB      3,242,512
        1,000    5.125%, 6/01/47                                                             6/17 at 100.00      BBB        590,500

                Golden State Tobacco Securitization Corporation, California, Tobacco
                Settlement Asset-Backed Revenue Bonds, Series 2005A:
        3,500    0.000%, 6/01/26 - FSA Insured                                                 No Opt. Call      AAA      1,143,555
        9,925    5.000%, 6/01/45                                                             6/15 at 100.00      AAA      8,148,425

        1,495   Palmdale Civic Authority, California, Revenue Refinancing Bonds, Civic       1/09 at 101.00       AA      1,512,088
                 Center Project, Series 1997A, 5.375%, 7/01/12 - MBIA Insured

       17,000   San Joaquin Hills Transportation Corridor Agency, Orange County,               No Opt. Call       AA      2,866,200
                 California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%,
                 1/15/35 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       50,220   Total California                                                                                         23,910,232
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 5.6% (3.4% OF TOTAL INVESTMENTS)

        1,125   Antelope Heights Metropolitan District, Colorado, Limited Tax General       12/17 at 100.00       A3        779,130
                 Obligation Bonds, Series 2007, 5.000%, 12/01/37 - RAAI Insured

                Denver City and County, Colorado, Airport Special Facilities Revenue
                Bonds, Rental Car Projects, Series 1999A:
        3,205    6.000%, 1/01/12 - MBIA Insured (Alternative Minimum Tax)                    1/09 at 101.00       AA      3,240,896
        1,000    6.000%, 1/01/13 - MBIA Insured (Alternative Minimum Tax)                    1/09 at 101.00       AA      1,010,760

        1,475   Denver, Colorado, FHA-Insured Multifamily Housing Revenue Bonds,             4/09 at 101.00       AA      1,312,868
                 Boston Lofts Project, Series 1997A, 5.750%, 10/01/27 (Alternative
                 Minimum Tax)


                                       59


NAD

Nuveen Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$       8,515   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series         No Opt. Call       AA    $ 2,735,784
                 1997B, 0.000%, 9/01/25 - MBIA Insured

       25,000   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series         No Opt. Call       AA      5,060,250
                 2000B, 0.000%, 9/01/31 - MBIA Insured

       60,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series           No Opt. Call       AA      8,679,000
                 2004A, 0.000%, 3/01/36 - MBIA Insured

       12,500   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series          9/26 at 54.77       AA      1,481,875
                 2006A, 0.000%, 9/01/38 - MBIA Insured

        2,000   Metropolitan Football Stadium District, Colorado, Sales Tax Revenue            No Opt. Call       AA      1,751,160
                 Bonds, Series 1999A, 0.000%, 1/01/12 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      114,820   Total Colorado                                                                                           26,051,723
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 0.7% (0.4% OF TOTAL INVESTMENTS)

        4,335   Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special         11/17 at 100.00     Baa3      3,037,404
                 Revenue Bonds, Series 2007A, 5.750%, 9/01/34
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 10.4% (6.3% OF TOTAL INVESTMENTS)

        1,570   Florida Housing Finance Agency, Housing Revenue Bonds, Mar Lago             12/08 at 101.00       AA      1,552,055
                 Village Apartments, Series 1997F, 5.800%, 12/01/17 - AMBAC Insured
                 (Alternative Minimum Tax)

       15,000   Florida State Board of Education, Public Education Capital Outlay Bonds,     6/15 at 101.00      AAA     12,219,750
                 Series 2005E, 4.500%, 6/01/35 (UB)

        2,500   Marion County Hospital District, Florida, Revenue Bonds, Munroe             10/17 at 100.00       A2      1,768,325
                 Regional Medical Center, Series 2007, 5.000%, 10/01/34

       13,625   Martin County Industrial Development Authority, Florida, Industrial         12/08 at 100.00      BB+     12,290,430
                 Development Revenue Bonds, Indiantown Cogeneration LP, Series
                 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)

       22,000   South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist     8/17 at 100.00      AA-     17,702,520
                 Health Systems of South Florida, Series 2007, 5.000%, 8/15/37 (UB)

        4,055   South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist     8/17 at 100.00      AA-      2,481,214
                 Health Systems of South Florida, Trust 1025, 7.368%, 8/15/42 (IF)

------------------------------------------------------------------------------------------------------------------------------------
       58,750   Total Florida                                                                                            48,014,294
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 2.6% (1.6% OF TOTAL INVESTMENTS)

        5,000   Cobb County Development Authority, Georgia, Student Housing Revenue          7/17 at 100.00      Aa3      4,227,750
                 Bonds, KSU Village II Real Estate Foundation LLC Project, Series 2007A,
                 5.250%, 7/15/38 - AMBAC Insured

        4,000   Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds,         4/10 at 101.00  AA+ (4)      4,247,520
                 Series 2000, 6.000%, 4/01/25 (Pre-refunded 4/01/10)

                Gainesville and Hall County Hospital Authority, Georgia, Revenue
                Anticipation Certificates, Northeast Georgia Health Services Inc., Series
                1999:
        2,620    5.500%, 5/15/29 (Pre-refunded 5/15/09) - MBIA Insured                       5/09 at 101.00   AA (4)      2,700,198
          880    5.500%, 5/15/29 (Pre-refunded 5/15/09) - MBIA Insured                       5/09 at 101.00   AA (4)        906,259

------------------------------------------------------------------------------------------------------------------------------------
       12,500   Total Georgia                                                                                            12,081,727
------------------------------------------------------------------------------------------------------------------------------------


                IDAHO - 0.2% (0.1% OF TOTAL INVESTMENTS)

          120   Idaho Housing and Finance Association, Single Family Mortgage Bonds,         7/09 at 101.00      Aa2        119,316
                 Series 1999E, 5.750%, 1/01/21 (Alternative Minimum Tax)

          175   Idaho Housing and Finance Association, Single Family Mortgage Bonds,         1/10 at 100.00      Aa2        176,589
                 Series 2000D, 6.350%, 7/01/22 (Alternative Minimum Tax)

          260   Idaho Housing and Finance Association, Single Family Mortgage Bonds,         7/10 at 100.00      Aaa        260,065
                 Series 2000E, 5.950%, 7/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          555   Total Idaho                                                                                                 555,970
------------------------------------------------------------------------------------------------------------------------------------


                                       60


    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 33.3% (20.2% OF TOTAL INVESTMENTS)

$       2,460   Channahon, Illinois, Revenue Refunding Bonds, Morris Hospital, Series       12/09 at 102.00     BBB+    $ 2,478,622
                 1999, 5.750%, 12/01/12

        2,205   Chicago Board of Education, Illinois, Unlimited Tax General Obligation         No Opt. Call      Aaa        633,761
                 Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/29 -
                 FGIC Insured

        7,250   Chicago Board of Education, Illinois, Unlimited Tax General Obligation         No Opt. Call       AA      7,290,963
                 Bonds, Dedicated Tax Revenues, Series 1999A, 5.500%, 12/01/26 -
                 FGIC Insured

                Chicago, Illinois, FHA/GNMA Multifamily Housing Revenue Bonds, Archer
                Court Apartments, Series 1999A:
          750    5.500%, 12/20/19 (Alternative Minimum Tax)                                 10/10 at 101.00       AA        704,258
        1,210    5.600%, 12/20/29 (Alternative Minimum Tax)                                 10/10 at 101.00       AA      1,031,501
        1,925    5.650%, 12/20/40 (Alternative Minimum Tax)                                 10/10 at 101.00       AA      1,553,071

       22,750   Chicago, Illinois, General Obligation Refunding Bonds, Emergency               No Opt. Call       AA     23,265,969
                 Telephone System, Series 1999, 5.500%, 1/01/23 - FGIC Insured

        2,620   Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds, Series 1993,        No Opt. Call      AA+      2,776,466
                 5.375%, 1/01/14 - AMBAC Insured

        3,340   Chicago, Illinois, Third Lien General Airport Revenue Bonds, O'Hare          1/16 at 100.00       A1      2,882,186
                  International Airport, Series 2005A, 5.000%, 1/01/33 - FGIC Insured

          190   DuPage County Community School District 200, Wheaton, Illinois,             11/13 at 100.00      Aaa        193,002
                 General Obligation Bonds, Series 2003B, 5.250%, 11/01/20 - FSA
                 Insured

          810   DuPage County Community School District 200, Wheaton, Illinois,             11/13 at 100.00      Aaa        884,010
                 General Obligation Bonds, Series 2003B, 5.250%, 11/01/20
                 (Pre-refunded 11/01/13) - FSA Insured

          500   Hoffman Estates Park District, Cook County, Illinois, General Obligation    12/09 at 102.00       AA        488,575
                 Bonds, Series 1999, 5.375%, 12/01/29 - MBIA Insured

        3,935   Illinois Development Finance Authority, Local Government Program               No Opt. Call     Baa1      2,874,124
                 Revenue Bonds, Lake County School District 116 - Round Lake, Series
                 1999, 0.000%, 1/01/15 - MBIA Insured

        2,000   Illinois Finance Authority, Revenue Bonds, Children's Memorial Hospital,     8/18 at 100.00      AAA      1,706,740
                 Series 2008, 5.250%, 8/15/47 - AGC Insured (UB)

        1,000   Illinois Finance Authority, Revenue Bonds, Edward Health Services            2/18 at 100.00       AA        804,190
                 Corporation, Series 2008A, 5.500%, 2/01/40 - AMBAC Insured

        5,570   Illinois Finance Authority, Revenue Bonds, University of Chicago, Series     7/14 at 100.00      Aa1      5,082,124
                 2004A, 5.000%, 7/01/34

        9,840   Illinois Health Facilities Authority, Remarketed Revenue Bonds, University   8/11 at 103.00      Aa1      9,507,211
                 of Chicago Project, Series 1985A, 5.500%, 8/01/20

        5,595   Illinois Health Facilities Authority, Revenue Bonds, Loyola University       1/09 at 100.50      AAA      4,747,973
                 Health System, Series 1997A, 5.000%, 7/01/24 - MBIA Insured

        5,490   Illinois Health Facilities Authority, Revenue Bonds, Sarah Bush Lincoln      2/09 at 100.00        A      5,370,428
                 Health Center, Series 1996B, 5.500%, 2/15/16

        1,500   Illinois Housing Development Authority, Housing Finance Bonds, Series        1/15 at 100.00       A+      1,176,585
                 2005E, 4.800%, 1/01/36 - FGIC Insured

        2,000   Kane & DeKalb Counties, Illinois, Community United School District 301,        No Opt. Call       A3        925,180
                 General Obligation Bonds, Series 2006, 0.000%, 12/01/21 - MBIA Insured

       11,345   Lake and McHenry Counties Community Unit School District 118,                 1/15 at 60.14      Aaa      4,090,894
                 Wauconda, Illinois, General Obligation Bonds, Series 2005B, 0.000%,
                 1/01/25 - FSA Insured

        3,000   Lombard Public Facilities Corporation, Illinois, First Tier Conference       1/16 at 100.00      N/R      2,457,360
                 Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36

       22,500   Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds,        12/09 at 101.00      AAA     22,722,974
                 McCormick Place Expansion Project, Series 1999A, 5.500%,
                 12/15/24 - FGIC Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding
                Bonds, McCormick Place Expansion Project, Series 1996A:
       12,250    0.000%, 12/15/22 - MBIA Insured                                               No Opt. Call       AA      5,584,898
       13,000    0.000%, 12/15/23 - MBIA Insured                                               No Opt. Call       AA      5,581,420


                                       61

NAD

Nuveen Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       1,840   Oak Park, Illinois, General Obligation Bonds, Series 2005B, 0.000%,          11/15 at 54.14      AA-    $   549,792
                 11/01/27 - SYNCORA GTY Insured

                Regional Transportation Authority, Cook, DuPage, Kane, Lake,
                McHenry and Will Counties, Illinois, General Obligation Bonds,
                Series 1999:
       22,650    5.750%, 6/01/19 - FSA Insured                                                 No Opt. Call      AAA     24,758,486
        3,500    5.750%, 6/01/23 - FSA Insured                                                 No Opt. Call      AAA      3,626,315

        1,300   Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%,       12/14 at 100.00      AA+      1,227,720
                 12/01/34 - FGIC Insured

       10,000   Will County Community High School District 210 Lincoln-Way, Illinois,          No Opt. Call      Aaa      4,424,200
                 General Obligation Bonds, Series 2006, 0.000%, 1/01/23 - FSA
                 Insured

        4,500   Will County School District 122, New Lenox, Illinois, General Obligation       No Opt. Call      Aaa      2,671,740
                 Bonds, Series 2000B, 0.000%, 11/01/18 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
      188,825   Total Illinois                                                                                          154,072,738
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 7.0% (4.3% OF TOTAL INVESTMENTS)

        8,755   Indiana Health Facility Financing Authority, Hospital Revenue Bonds,        11/09 at 101.00      AAA      9,123,148
                 Charity Obligated Group, Series 1999D, 5.500%, 11/15/24
                 (Pre-refunded 11/15/09) - MBIA Insured

        8,000   Indiana Health Facility Financing Authority, Hospital Revenue Bonds,         8/10 at 101.50   AA (4)      8,547,280
                 Clarian Health Obligated Group, Series 2000A, 5.500%, 2/15/26
                 (Pre-refunded 8/15/10) - MBIA Insured

        2,000   Indiana Health Facility Financing Authority, Revenue Bonds, Community        3/17 at 100.00      BBB      1,472,160
                 Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37

        6,830   Indiana Housing and Community Development Authority, Single Family           1/17 at 100.00      Aaa      3,667,055
                 Mortgage Revenue Bonds, Series 2007A-1, Drivers 1847, 6.603%,
                 7/01/32 (Alternative Minimum Tax) (IF)

        6,675   Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series           1/17 at 100.00       AA      5,453,408
                 2007A, 5.000%, 1/01/42 - MBIA Insured

        4,190   Indianapolis, Indiana, Economic Development Revenue Bonds, Park              6/09 at 101.00  Aa3 (4)      4,330,114
                 Tudor Foundation Inc., Project, Series 1999, 5.700%, 6/01/24
                 (Pre-refunded 6/01/09)

------------------------------------------------------------------------------------------------------------------------------------
       36,450   Total Indiana                                                                                            32,593,165
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 0.9% (0.5% OF TOTAL INVESTMENTS)

        7,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue           6/15 at 100.00      BBB      4,164,230
                 Bonds, Series 2005C, 5.625%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.9% (0.5% OF TOTAL INVESTMENTS)

        3,825   Wichita, Kansas, Water and Sewerage Utility Revenue Bonds, Series            4/09 at 100.00       AA      3,401,573
                 1999, 4.000%, 10/01/18 - FGIC Insured

        1,000   Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax          12/15 at 100.00      N/R        850,280
                 Special Obligation Bonds, Redevelopment Project Area B, Series 2005,
                 5.000%, 12/01/20

------------------------------------------------------------------------------------------------------------------------------------
        4,825   Total Kansas                                                                                              4,251,853
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 1.8% (1.1% OF TOTAL INVESTMENTS)

        3,030   Hardin County School District Finance Corporation, Kentucky, School          2/10 at 101.00  Aa3 (4)      3,191,196
                 Building Revenue Bonds, Series 2000, 5.750%, 2/01/20
                 (Pre-refunded 2/01/10)

                Kentucky Economic Development Finance Authority, Hospital System
                Revenue Refunding and Improvement Bonds, Appalachian Regional
                Healthcare Inc., Series 1997:
        1,850    5.850%, 10/01/17                                                            4/09 at 101.00      BB-      1,478,261
        5,000    5.875%, 10/01/22                                                            4/09 at 101.00      BB-      3,702,650

------------------------------------------------------------------------------------------------------------------------------------
        9,880   Total Kentucky                                                                                            8,372,107
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 6.9% (4.2% OF TOTAL INVESTMENTS)

        2,245   Lafayette, Louisiana, Sales Tax Revenue Bonds, Public Improvements,          5/10 at 101.50  AA- (4)      2,388,680
                 Series 2000B, 5.625%, 5/01/25 (Pre-refunded 5/01/10) - FGIC Insured

        1,750   Louisiana Local Government Environmental Facilities and Community            6/12 at 105.00      Aaa      1,786,365
                 Development Authority, GNMA Collateralized Mortgage Revenue
                 Refunding Bonds, Sharlo Apartments, Series 2002A, 6.500%, 6/20/37


                                       62

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA (continued)

$       5,350   Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge            7/14 at 100.00       AA    $ 4,687,189
                 General Hospital, Series 2004, 5.250%, 7/01/33 - MBIA Insured

        9,000   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic         5/17 at 100.00       A3      7,012,890
                 Foundation Project, Series 2007A, 5.500%, 5/15/47

        5,445   Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006,          5/16 at 100.00       AA      4,174,627
                 4.500%, 5/01/41 - FGIC Insured (UB)

       13,570   Louisiana Transportation Authority, Senior Lien Toll Road Revenue Bonds,     12/10 at 38.73       AA      3,640,424
                 Series 2005B, 0.000%, 12/01/28 - AMBAC Insured

        9,545   Tobacco Settlement Financing Corporation, Louisiana, Tobacco                 5/11 at 101.00      BBB      8,016,941
                 Settlement Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/30

------------------------------------------------------------------------------------------------------------------------------------
       46,905   Total Louisiana                                                                                          31,707,116
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 1.8% (1.1% OF TOTAL INVESTMENTS)

        1,455   Boston Industrial Development Financing Authority, Massachusetts,            9/12 at 102.00      N/R      1,056,606
                 Subordinate Revenue Bonds, Crosstown Center Project, Series 2002,
                 8.000%, 9/01/35 (Alternative Minimum Tax)

        4,365   Massachusetts Health and Educational Facilities Authority, Revenue          10/15 at 100.00      AAA      4,223,312
                 Bonds, Berkshire Health System, Series 2008, 5.000%, 10/01/19 -
                 AGC Insured (UB)

          620   Massachusetts Health and Educational Facilities Authority, Revenue           7/18 at 100.00       A3        433,343
                 Bonds, CareGroup Inc., Series 2008E-1, 5.125%, 7/01/33

          785   Massachusetts Port Authority, Special Facilities Revenue Bonds, US           3/09 at 100.00       AA        662,516
                 Airways Group Inc., Series 1996A, 5.875%, 9/01/23 - MBIA Insured
                 (Alternative Minimum Tax)

        2,000   Massachusetts Turnpike Authority, Metropolitan Highway System                1/09 at 100.00       AA      1,970,380
                 Revenue Bonds, Senior Series 1997A, 5.125%, 1/01/17 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,225   Total Massachusetts                                                                                       8,346,157
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 4.1% (2.5% OF TOTAL INVESTMENTS)

        6,000   Detroit, Michigan, Second Lien Sewerage Disposal System Revenue              7/15 at 100.00       AA      5,128,440
                 Bonds, Series 2005A, 5.000%, 7/01/35 - MBIA Insured

       15,255   Michigan State Hospital Finance Authority, Hospital Revenue Bonds,           2/09 at 101.00       BB     10,139,541
                 Detroit Medical Center Obligated Group, Series 1998A, 5.250%,
                 8/15/28

        4,000   Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan         12/08 at 101.00       AA      3,789,280
                 Wayne County Airport, Series 1998A, 5.375%, 12/01/16 - MBIA
                 Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       25,255   Total Michigan                                                                                           19,057,261
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 0.2% (0.1% OF TOTAL INVESTMENTS)

          810   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,              1/10 at 101.00      AA+        803,593
                 Series 1998H-1, 5.650%, 7/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 2.6% (1.6% OF TOTAL INVESTMENTS)

                Kansas City Municipal Assistance Corporation, Missouri, Leasehold
                Revenue Bonds, Series 2004B-1:
        7,000    0.000%, 4/15/27 - AMBAC Insured                                               No Opt. Call       AA      2,342,620
        5,000    0.000%, 4/15/29 - AMBAC Insured                                               No Opt. Call       AA      1,474,400

        2,185   Missouri Health and Educational Facilities Authority, Revenue Bonds,         6/11 at 101.00       AA      2,057,374
                 SSM Healthcare System, Series 2001A, 5.250%, 6/01/21 - AMBAC
                 Insured

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, SSM Healthcare System, Series 2001A:
        2,185    5.250%, 6/01/21 (Pre-refunded 6/01/11) - AMBAC Insured                      6/11 at 101.00   AA (4)      2,338,256
        3,670    5.250%, 6/01/28 (Pre-refunded 6/01/11) - AMBAC Insured                      6/11 at 101.00   AA (4)      3,916,000

------------------------------------------------------------------------------------------------------------------------------------
       20,040   Total Missouri                                                                                           12,128,650
------------------------------------------------------------------------------------------------------------------------------------


                                       63


NAD

Nuveen Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.4% (0.2% OF TOTAL INVESTMENTS)

$         815   Montana Board of Housing, Single Family Mortgage Bonds, Series              12/09 at 100.00      AA+    $   829,597
                 2000A-2, 6.450%, 6/01/29 (Alternative Minimum Tax)

        1,000   Montana Higher Education Student Assistance Corporation, Student Loan       12/09 at 100.00       A2        922,290
                 Revenue Bonds, Subordinate Series 1999B, 6.400%, 12/01/32
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,815   Total Montana                                                                                             1,751,887
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,000   NebHelp Inc., Nebraska, Senior Subordinate Bonds, Student Loan                 No Opt. Call       A2      1,028,370
                 Program, Series 1993A-5A, 6.200%, 6/01/13 - MBIA Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 2.2% (1.3% OF TOTAL INVESTMENTS)

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                2000:
        8,000    0.000%, 1/01/19 - AMBAC Insured                                               No Opt. Call       AA      2,863,520
        4,000    5.625%, 1/01/32 - AMBAC Insured                                             1/10 at 102.00       AA      2,411,720
        3,000    5.375%, 1/01/40 - AMBAC Insured                                             1/10 at 100.00       AA      1,803,420

        3,750   Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds,              7/17 at 100.00        A      2,878,050
                 Catholic Healthcare West, Series 2007B, Trust 2633, 1.032%, 7/01/31
                 (IF)

------------------------------------------------------------------------------------------------------------------------------------
       18,750   Total Nevada                                                                                              9,956,710
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 6.7% (4.1% OF TOTAL INVESTMENTS)

          355   New Jersey Health Care Facilities Financing Authority, FHA-Insured           8/11 at 100.00       AA        355,291
                 Mortgage Revenue Bonds, Jersey City Medical Center, Series 2001,
                 4.800%, 8/01/21 - AMBAC Insured

        1,830   New Jersey Higher Education Assistance Authority, Student Loan               6/10 at 101.00      Aaa      1,863,544
                 Revenue Bonds, Series 2000A, 6.000%, 6/01/13 - MBIA Insured
                 (Alternative Minimum Tax)

        4,130   New Jersey Transit Corporation, Certificates of Participation, Federal         No Opt. Call       AA      4,357,604
                 Transit Administration Grants, Series 2002A, 5.500%, 9/15/13 -
                 AMBAC Insured

        4,000   New Jersey Transportation Trust Fund Authority, Transportation System          No Opt. Call      AA-      4,292,400
                 Bonds, Series 1999A, 5.750%, 6/15/18

       20,000   New Jersey Transportation Trust Fund Authority, Transportation System          No Opt. Call       AA      6,075,200
                 Bonds, Series 2006C, 0.000%, 12/15/28 - AMBAC Insured

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2002:
        8,615    5.750%, 6/01/32 (Pre-refunded 6/01/12)                                      6/12 at 100.00      AAA      9,187,984
        3,165    6.125%, 6/01/42 (Pre-refunded 6/01/12)                                      6/12 at 100.00      AAA      3,482,165

        1,365   Tobacco Settlement Financing Corporation, New Jersey, Tobacco                6/13 at 100.00      AAA      1,562,188
                 Settlement Asset-Backed Bonds, Series 2003, 6.750%, 6/01/39
                 (Pre-refunded 6/01/13)

------------------------------------------------------------------------------------------------------------------------------------
       43,460   Total New Jersey                                                                                         31,176,376
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 0.7% (0.4% OF TOTAL INVESTMENTS)

        3,855   University of New Mexico, FHA-Insured Mortgage Hospital Revenue              7/14 at 100.00      AAA      3,397,296
                 Bonds, Series 2004, 5.000%, 7/01/32 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 11.8% (7.2% OF TOTAL INVESTMENTS)

        2,170   Dormitory Authority of the State of New York, Insured Revenue Bonds,         1/09 at 101.00       A3      2,060,762
                 Franciscan Health Partnership Obligated Group - Frances Shervier
                 Home and Hospital, Series 1997, 5.500%, 7/01/17 - RAAI Insured

        7,500   Dormitory Authority of the State of New York, Secured Hospital Revenue       2/09 at 100.75       AA      7,147,725
                 Refunding Bonds, Wyckoff Heights Medical Center, Series 1998H,
                 5.300%, 8/15/21 - MBIA Insured

                Nassau County, New York, General Obligation Improvement Bonds,
                Series 1999B:
        4,005    5.250%, 6/01/19 (Pre-refunded 6/01/09) - AMBAC Insured                      6/09 at 102.00   AA (4)      4,167,443
        7,005    5.250%, 6/01/21 (Pre-refunded 6/01/09) - AMBAC Insured                      6/09 at 102.00   AA (4)      7,289,123


                                       64

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       6,000   New York City Industrial Development Agency, New York, American              8/16 at 101.00       B-    $ 4,142,580
                 Airlines-JFK International Airport Special Facility Revenue Bonds,
                 Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)

        2,500   New York City Municipal Water Finance Authority, New York, Water and        12/14 at 100.00      AAA      2,054,500
                 Sewerage System Revenue Bonds, Series 2008, Trust 1199, 6.714%,
                 6/15/36 - FSA Insured (IF)

        8,800   New York City Sales Tax Asset Receivable Corporation, New York,             10/14 at 100.00      AAA      8,329,816
                 Dedicated Revenue Bonds, Local Government Assistance Corporation,
                 Series 2008, 5.000%, 10/15/32 - AMBAC Insured (UB)

       10,000   New York City Transitional Finance Authority, New York, Future Tax           8/09 at 101.00      AAA     10,420,900
                 Secured Bonds, Fiscal Series 2000A, 5.750%, 8/15/24 (Pre-refunded
                 8/15/09)

       10,000   Port Authority of New York and New Jersey, Special Project Bonds, JFK       12/08 at 101.00       AA      9,114,800
                 International Air Terminal LLC, Sixth Series 1997, 5.900%, 12/01/17 -
                 MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       57,980   Total New York                                                                                           54,727,649
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 1.2% (0.7% OF TOTAL INVESTMENTS)

        3,830   Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare         1/15 at 100.00  AA- (4)      4,088,946
                 System Revenue Bonds, DBA Carolinas Healthcare System, Series
                 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)

        1,500   The Charlotte-Mecklenberg Hospital Authority, North Carolina, Doing          1/18 at 100.00      AA-      1,421,610
                 Business as Carolinas HealthCare System, Health Care Refunding
                 Revenue Bonds, Series 2008A, 5.250%, 1/15/24 - AGC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,330   Total North Carolina                                                                                      5,510,556
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 5.4% (3.3% OF TOTAL INVESTMENTS)

        2,300   Amherst Exempted Village School District, Ohio, Unlimited Tax General       12/11 at 100.00   A1 (4)      2,454,192
                 Obligation School Improvement Bonds, Series 2001, 5.125%, 12/01/21
                 (Pre-refunded 12/01/11) - FGIC Insured

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                2007A-2:
          170    5.125%, 6/01/24                                                             6/17 at 100.00      BBB        133,246
        1,800    5.875%, 6/01/30                                                             6/17 at 100.00      BBB      1,261,818
        1,740    5.750%, 6/01/34                                                             6/17 at 100.00      BBB      1,158,840
        3,930    5.875%, 6/01/47                                                             6/17 at 100.00      BBB      2,458,647

        3,635   Franklin County, Ohio, FHA-Insured Multifamily Housing Mortgage              1/09 at 100.00      Aa2      3,216,793
                 Revenue Bonds, Hamilton Creek Apartments Project, Series 1994A,
                 5.550%, 7/01/24 (Alternative Minimum Tax)

        3,650   Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives,         5/14 at 100.00       AA      3,141,373
                 Series 2004A, 5.000%, 5/01/30

       11,900   Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds,        9/09 at 102.00      N/R     10,205,083
                 Bay Shore Power, Series 1998B, 6.625%, 9/01/20 (Alternative
                 Minimum Tax)

        1,115   Warren County, Ohio, Limited Tax General Obligations, Series 1997,          12/08 at 100.00      Aa2      1,117,342
                 5.500%, 12/01/17

------------------------------------------------------------------------------------------------------------------------------------
       30,240   Total Ohio                                                                                               25,147,334
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,355   Portland, Oregon, Downtown Waterfront Urban Renewal and                      6/10 at 101.00      Aa3      2,333,522
                 Redevelopment Revenue Bonds, Series 2000A, 5.500%, 6/15/20 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 6.1% (3.7% OF TOTAL INVESTMENTS)

        3,480   Allegheny County Hospital Development Authority, Pennsylvania,              11/10 at 102.00      AAA      3,968,348
                 Revenue Bonds, West Penn Allegheny Health System, Series 2000B,
                 9.250%, 11/15/22 (Pre-refunded 11/15/10)

        1,030   Carbon County Industrial Development Authority, Pennsylvania, Resource         No Opt. Call     BBB-      1,040,609
                 Recovery Revenue Refunding Bonds, Panther Creek Partners Project,
                 Series 2000, 6.650%, 5/01/10 (Alternative Minimum Tax)

        1,250   Erie, Pennsylvania, Water Authority, Water Revenue Bonds, Series 2008,      12/18 at 100.00      AAA      1,069,400
                 5.000%, 12/01/43 - FSA Insured

        1,500   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue         10/16 at 100.00      AA+      1,065,885
                 Bonds, Series 2008, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)


                                       65

NAD

Nuveen Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA (continued)

$      18,900   Philadelphia Airport System, Pennsylvania, Revenue Bonds, Series            12/08 at 102.00       A+    $17,567,171
                 1998A, 5.500%, 6/15/18 - FGIC Insured (Alternative
                 Minimum Tax)

        3,205   Philadelphia School District, Pennsylvania, General Obligation Bonds,        8/12 at 100.00  Aa3 (4)      3,493,771
                 Series 2002B, 5.625%, 8/01/16 (Pre-refunded 8/01/12) -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       29,365   Total Pennsylvania                                                                                       28,205,184
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 3.4% (2.1% OF TOTAL INVESTMENTS)

        2,500   Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior           7/18 at 100.00     BBB-      2,237,875
                 Lien Series 2008A, 6.000%, 7/01/44

       12,500   Puerto Rico Housing Finance Authority, Capital Fund Program Revenue         12/13 at 100.00      AA+     12,252,952
                 Bonds, Series 2008, 4.500%, 12/01/23 (UB)

       12,845   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue            No Opt. Call     BBB+      1,273,582
                 Bonds, Series 2005A, 0.000%, 7/01/42 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       27,845   Total Puerto Rico                                                                                        15,764,409
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 3.7% (2.2% OF TOTAL INVESTMENTS)

        2,015   Central Falls, Rhode Island, General Obligation School Bonds, Series         5/09 at 102.00     Baa3      2,049,718
                 1999, 6.250%, 5/15/20 - RAAI Insured

        3,500   Providence Redevelopment Agency, Rhode Island, Revenue Bonds, Public         4/10 at 101.00  Aa3 (4)      3,704,470
                 Safety and Municipal Building Projects, Series 1999A, 5.750%,
                 4/01/29 (Pre-refunded 4/01/10) - AMBAC Insured

                Rhode Island Housing & Mortgage Finance Corporation, Homeownership
                Opportunity 57-B Bond Program, Series 2008, Trust 1177:
        1,500    8.125%, 10/01/27 (Alternative Minimum Tax) (IF)                             4/17 at 100.00      AA+      1,011,840
        1,000    8.225%, 10/01/32 (Alternative Minimum Tax) (IF)                             4/17 at 100.00      AA+        605,920

       12,500   Rhode Island Tobacco Settlement Financing Corporation, Tobacco               6/12 at 100.00      BBB      9,757,625
                 Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32

------------------------------------------------------------------------------------------------------------------------------------
       20,515   Total Rhode Island                                                                                       17,129,573
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,500   Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series        5/11 at 101.00       AA      1,292,925
                 2001, 5.000%, 5/01/31 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 2.3% (1.4% OF TOTAL INVESTMENTS)

        6,400   Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue          3/10 at 101.00       AA      5,848,192
                 Bonds, Series 1999D, 6.000%, 3/01/24 - AMBAC Insured (Alternative
                 Minimum Tax)

        2,425   Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue          3/11 at 100.00      AAA      2,345,072
                 Bonds, Series 2001B, 5.125%, 3/01/26 - FSA Insured

        1,910   Sullivan County Health Educational and Housing Facilities Board,             9/16 at 100.00     BBB+      1,255,806
                 Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C,
                 5.250%, 9/01/36

        1,500   Sumner County Health, Educational, and Housing Facilities Board,            11/17 at 100.00      N/R      1,079,115
                 Tennessee, Revenue Refunding Bonds, Sumner Regional Health
                 System Inc., Series 2007, 5.500%, 11/01/46

------------------------------------------------------------------------------------------------------------------------------------
       12,235   Total Tennessee                                                                                          10,528,185
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 8.6% (5.2% OF TOTAL INVESTMENTS)

        2,560   Brazos River Authority, Texas, Pollution Control Revenue Refunding           4/13 at 101.00     Caa1      1,904,717
                 Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32
                 (Alternative Minimum Tax)

        4,675   Carrollton-Farmers Branch Independent School District, Dallas County,        2/09 at 100.00      AAA      4,733,344
                 Texas, Unlimited Tax School Building Bonds, Series 1999, 6.000%,
                 2/15/20 (Pre-refunded 2/15/09)

        2,820   Central Texas Regional Mobility Authority, Travis and Williamson Counties,   1/15 at 100.00       AA      2,124,785
                 Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/45 -
                 FGIC Insured


                                       66

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

                Coppell Independent School District, Dallas County, Texas, Unlimited Tax
                School Building and Refunding Bonds, Series 1999:
$       1,535    0.000%, 8/15/20                                                              8/09 at 52.47      AAA    $   782,512
        2,100    0.000%, 8/15/21                                                              8/09 at 49.48      AAA        977,466
        2,200    0.000%, 8/15/23                                                              8/09 at 44.01      AAA        893,068
        2,100    0.000%, 8/15/24                                                              8/09 at 41.50      AAA        795,942
        2,200    0.000%, 8/15/25                                                              8/09 at 39.14      AAA        782,870
        2,095    0.000%, 8/15/26                                                              8/09 at 36.91      AAA        692,607

          820   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue Bonds,      12/11 at 100.00      AAA        872,718
                 Series 2001, 5.000%, 12/01/31 (Pre-refunded 12/01/11) - AMBAC
                 Insured
        2,205   Harris County-Houston Sports Authority, Texas, Senior Lien Revenue             No Opt. Call       AA      1,040,451
                 Refunding Bonds, Series 2001A, 0.000%, 11/15/20 - MBIA Insured

        3,130   Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds,                 No Opt. Call       AA        794,394
                 Convention and Entertainment Project, Series 2001B, 0.000%,
                 9/01/30 - AMBAC Insured

        2,500   Jefferson County, Texas, Certificates of Obligation, Series 2000, 6.000%,    8/10 at 100.00      AAA      2,657,125
                 8/01/25 (Pre-refunded 8/01/10) - FSA Insured

        2,000   Laredo, Texas, Sports Venue Sales Tax Revenue Bonds, Series 2001,            3/09 at 100.00   A- (4)      2,025,700
                 5.300%, 3/15/26 (Pre-refunded 3/15/09) - FGIC Insured

       30,095   Leander Independent School District, Williamson and Travis Counties,          8/12 at 27.94      AAA      5,854,681
                 Texas, General Obligation Bonds, Series 2004, 0.000%, 8/15/34

        9,345   Leander Independent School District, Williamson and Travis Counties,          8/15 at 37.33       AA      1,873,112
                 Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/33 -
                 FGIC Insured

       33,160   Leander Independent School District, Williamson and Travis Counties,          8/14 at 26.50      AAA      5,004,176
                 Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/38

        1,000   San Antonio, Texas, Water System Revenue Bonds, Series 2005, 4.750%,         5/15 at 100.00       AA        829,720
                 5/15/37 - MBIA Insured

        3,295   Tarrant County, Texas, Cultural & Educational Facilities Financing           2/17 at 100.00      AA-        826,386
                 Corporation, Revenue Bonds, Series 2007, Residuals 1760-3, 0.726%,
                 2/15/36 (IF)

        7,000   White Settlement Independent School District, Tarrant County, Texas,          8/15 at 34.92      AAA      1,293,390
                 General Obligation Bonds, Series 2005, 0.000%, 8/15/35

                Wylie Independent School District, Taylor County, Texas, General
                Obligation Bonds, Series 2005:
        3,000    0.000%, 8/15/20                                                              8/15 at 78.46      AAA      1,559,220
        3,000    0.000%, 8/15/22                                                              8/15 at 70.77      AAA      1,351,020

------------------------------------------------------------------------------------------------------------------------------------
      122,835   Total Texas                                                                                              39,669,404
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.2% (0.1% OF TOTAL INVESTMENTS)

                Utah Housing Finance Agency, Single Family Mortgage Bonds, Series
                1999C-2, Class II:
          280    5.700%, 7/01/19 (Alternative Minimum Tax)                                   1/10 at 101.50      Aaa        277,794
           90    5.750%, 7/01/21 (Alternative Minimum Tax)                                   1/10 at 101.50      Aa2         89,496

           35   Utah Housing Finance Agency, Single Family Mortgage Bonds, Series            7/09 at 101.00       AA         34,935
                 1999D, 5.850%, 7/01/21 (Alternative Minimum Tax)

           10   Utah Housing Finance Agency, Single Family Mortgage Bonds, Series            7/09 at 101.50      Aa3         10,179
                 1999F, 6.300%, 7/01/21 (Alternative Minimum Tax)

          685   Utah Housing Finance Agency, Single Family Mortgage Bonds, Series            7/10 at 100.00      Aa3        673,533
                 2000F-2, Class III, 6.000%, 1/01/15 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,100   Total Utah                                                                                                1,085,937
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 0.0% (0.0% OF TOTAL INVESTMENTS)

        3,395   Virginia Small Business Financing Authority, Industrial Development         11/09 at 102.00      N/R        110,338
                 Water Revenue Bonds, S.I.L. Clean Water, LLC Project, Series 1999,
                 7.250%, 11/01/24 (Alternative Minimum Tax) (5)
------------------------------------------------------------------------------------------------------------------------------------


                                       67

NAD

Nuveen Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 11.8% (7.2% OF TOTAL INVESTMENTS)

$       4,000   Energy Northwest, Washington, Electric Revenue Refunding Bonds,              7/13 at 100.00      AA-    $ 4,169,840
                 Nuclear Project 3, Series 2003A, 5.500%, 7/01/17 - SYNCORA GTY Insured

                Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18,
                Series 1999B:
        1,755    6.000%, 9/01/15 - MBIA Insured (Alternative Minimum Tax)                    3/10 at 101.00       AA      1,743,873
        2,590    6.000%, 9/01/16 - MBIA Insured (Alternative Minimum Tax)                    3/10 at 101.00       AA      2,557,496

                Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18,
                Series 1999C:
          875    6.000%, 9/01/15 - MBIA Insured (Alternative Minimum Tax)                    3/10 at 101.00       AA        869,453
        1,260    6.000%, 9/01/16 - MBIA Insured (Alternative Minimum Tax)                    3/10 at 101.00       AA      1,244,187

        4,820   Seattle, Washington, Municipal Light and Power Revenue Refunding and         3/11 at 100.00      AAA      4,921,798
                 Improvement Bonds, Series 2001, 5.500%, 3/01/19 - FSA Insured

        6,655   Washington State Tobacco Settlement Authority, Tobacco Settlement            6/13 at 100.00      BBB      5,921,220
                 Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26

       11,605   Washington, Certificates of Participation, Washington Convention and         7/09 at 100.00       AA     11,780,236
                 Trade Center, Series 1999, 5.250%, 7/01/16 - MBIA Insured

        3,350   Washington, General Obligation Compound Interest Bonds, Series                 No Opt. Call      AAA      2,118,909
                 1999S-2, 0.000%, 1/01/18 - FSA Insured

                Washington, General Obligation Compound Interest Bonds, Series
                1999S-3:
       17,650    0.000%, 1/01/20                                                               No Opt. Call      AA+      9,724,444
       18,470    0.000%, 1/01/21                                                               No Opt. Call      AA+      9,556,378

------------------------------------------------------------------------------------------------------------------------------------
       73,030   Total Washington                                                                                         54,607,834
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 9.3% (5.7% OF TOTAL INVESTMENTS)

        1,115   Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco          6/12 at 100.00      BBB      1,047,297
                 Settlement Asset-Backed Bonds, Series 2002, 6.000%, 6/01/17

        1,690   Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004,              11/14 at 100.00      Aaa      1,825,369
                 5.000%, 11/01/29 (Pre-refunded 11/01/14) - FSA Insured

          560   Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004,              11/14 at 100.00      Aaa        513,638
                 5.000%, 11/01/29 - FSA Insured

        3,810   La Crosse, Wisconsin, Industrial Development Revenue Refunding Bonds,       12/08 at 102.00      Aaa      3,858,501
                 Dairyland Power Cooperative, Series 1997C, 5.550%, 2/01/15 -
                 AMBAC Insured

        7,410   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,       11/16 at 100.00      Aa1      6,107,396
                 Ascension Health, Series 2006A, 5.000%, 11/15/36

                Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                FH Healthcare Development Inc., Series 1999:
        8,375    6.250%, 11/15/20 (Pre-refunded 11/15/09)                                   11/09 at 101.00  N/R (4)      8,845,759
        5,000    6.250%, 11/15/28 (Pre-refunded 11/15/09)                                   11/09 at 101.00  N/R (4)      5,281,050

        4,180   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,        5/09 at 101.00        A      3,674,011
                 Kenosha Hospital and Medical Center Inc., Series 1999, 5.625%,
                 5/15/29

       12,700   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,        8/09 at 101.00      Aa3     10,701,655
                 Mercy Health System Corporation, Series 1999, 5.500%, 8/15/25 -
                 AMBAC Insured

        2,200   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,        8/13 at 100.00       A-      1,354,848
                 Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33
------------------------------------------------------------------------------------------------------------------------------------
       47,040   Total Wisconsin                                                                                          43,209,524
------------------------------------------------------------------------------------------------------------------------------------
$   1,103,640   Total Municipal Bonds (cost $826,316,827)                                                               742,945,092
=============-----------------------------------------------------------------------------------------------------------------------


                                       68

       SHARES   DESCRIPTION (1)                                                                                               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INVESTMENT COMPANIES - 0.1% (0.1% OF TOTAL INVESTMENTS)

        9,219   BlackRock MuniHoldings Fund Inc.                                                                       $     98,920

       32,332   Morgan Stanley Quality Municipal Income Trust                                                               298,101
------------------------------------------------------------------------------------------------------------------------------------
                Total Investment Companies (cost $534,262)                                                                  397,021
                --------------------------------------------------------------------------------------------------------------------
                Total Long-Term Investments (cost $826,851,089) - 160.7%                                                743,342,113
                --------------------------------------------------------------------------------------------------------------------

  PRINCIPAL
AMOUNT (000)    DESCRIPTION (1)                                                                           RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 4.2% (2.5% OF TOTAL INVESTMENTS)

$       5,620   Michigan Strategic Fund, Limited Obligation Revenue Bonds, MCSM Inc.                            A-1+      5,620,000
                 Project, Variable Rate Demand Obligations, Series 2007, 1.750%,
                 3/01/27 (Alternative Minimum Tax) (6)

        2,865   Missouri Development Finance Board, Kansas City, Infrastructure                               VMIG-1      2,865,000
                 Facilities Revenue Bonds, Ninth Street Garage Project, Variable Rate
                 Demand Obligations, Series 2004B, 1.500%, 6/01/34 (6)

        3,990   Montgomery County Public Building Authority, Tennessee, Tennessee                             VMIG-1      3,990,000
                 County Loan Pool Program Revenue Bonds, Variable Rate Demand
                 Obligations, Series 1997, 1.500%, 11/01/27 (6)

        6,850   St. Charles County Public Water Supply District 2, Missouri, Certificates                     VMIG-1      6,850,000
                 of Participation, Variable Rate Demand Obligations, Series 2005A,
                 1.500%, 12/01/33 (6)

------------------------------------------------------------------------------------------------------------------------------------
$      19,325   Total Short-Term Investments (cost $19,325,000)                                                          19,325,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $846,176,089) - 164.9%                                                          762,667,113
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (10.5)%                                                                     (48,740,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.3%                                                                     15,427,179
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (57.7)% (7)                                      (266,800,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 462,554,292
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

               (6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (7) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.0%.

               N/R  Not rated.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NXZ

Nuveen Dividend Advantage Municipal Fund 2
Portfolio of INVESTMENTS
                                                                October 31, 2008

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 5.3% (3.5% OF TOTAL INVESTMENTS)

$      18,500   Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2001A,       6/11 at 101.00   A2 (4)    $19,815,349
                 5.750%, 6/01/31 (Pre-refunded 6/01/11)
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        2,200   Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement      6/14 at 100.00     Baa3      1,170,400
                 Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 0.7% (0.4% OF TOTAL INVESTMENTS)

        3,120   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport         7/12 at 100.00       AA      2,441,930
                 Revenue Bonds, Series 2002B, 5.250%, 7/01/32 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 0.2% (0.2% OF TOTAL INVESTMENTS)

        1,105   Arkansas Development Finance Authority, Single Family Mortgage               1/12 at 100.00      AAA        888,199
                 Revenue Bonds, GNMA Mortgage-Backed Securities Program, Series
                 2002C, 5.400%, 1/01/34 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 8.0% (5.3% OF TOTAL INVESTMENTS)

        9,000   California County Tobacco Securitization Agency, Tobacco Settlement         12/18 at 100.00     Baa3      4,932,540
                 Asset-Backed Bonds, Los Angeles County Securitization Corporation,
                 Series 2006A, 0.000%, 6/01/36 (Mandatory put 6/01/23)

        6,000   California Educational Facilities Authority, Revenue Bonds, Stanford         6/11 at 101.00      AAA      5,991,600
                 University, Series 2001Q, 5.250%, 12/01/32

        4,080   California Health Facilities Financing Authority, Revenue Bonds, Kaiser      4/16 at 100.00      AAA      3,669,634
                 Permanante System, Series 2006, 5.000%, 4/01/37 - BHAC Insured

                Golden State Tobacco Securitization Corporation, California, Enhanced
                Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
        1,000    5.000%, 6/01/33                                                             6/17 at 100.00      BBB        623,560
        1,000    5.125%, 6/01/47                                                             6/17 at 100.00      BBB        590,500

        5,000   Golden State Tobacco Securitization Corporation, California, Tobacco         6/13 at 100.00      AAA      5,649,650
                 Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39
                 (Pre-refunded 6/01/13)

        5,000   Golden State Tobacco Securitization Corporation, California, Tobacco         6/15 at 100.00        A             --
                 Settlement Asset-Backed Revenue Bonds, Series 2005A, Trust 2448,
                 0.891%, 6/01/45 - FGIC Insured (IF)

        6,000   Los Angeles Regional Airports Improvement Corporation, California,          12/12 at 102.00       B-      4,360,500
                 Sublease Revenue Bonds, Los Angeles International Airport, American
                 Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24
                 (Alternative Minimum Tax)

        5,000   San Jose, California, Airport Revenue Bonds, Series 2007A, 6.000%,           3/17 at 100.00       AA      4,140,400
                 3/01/47 - AMBAC Insured (Alternative Minimum Tax)

          110   Yuba County Water Agency, California, Yuba River Development Revenue         3/09 at 100.00     Baa3        108,074
                 Bonds, Pacific Gas and Electric Company, Series 1966A, 4.000%,
                 3/01/16

------------------------------------------------------------------------------------------------------------------------------------
       42,190   Total California                                                                                         30,066,458
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 7.6% (5.0% OF TOTAL INVESTMENTS)

        2,495   Colorado Educational and Cultural Facilities Authority, Charter School       8/11 at 100.00      AAA      2,777,209
                 Revenue Bonds, Peak-to-Peak Charter School, Series 2001, 7.500%,
                 8/15/21 (Pre-refunded 8/15/11)


                                       70

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

                Denver, Colorado, Airport Revenue Bonds, Trust 2365:
$       1,340    2.901%, 11/15/23 - FGIC Insured (IF)                                       11/16 at 100.00       AA    $   923,662
          825    1.184%, 11/15/24 - FGIC Insured (IF)                                       11/16 at 100.00       AA        558,212
        1,085    1.186%, 11/15/25 - FGIC Insured (IF)                                       11/16 at 100.00       AA        699,196

       10,000   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series        9/10 at 31.42      Aaa      2,979,100
                 2000B, 0.000%, 9/01/28 (Pre-refunded 9/01/10) - MBIA Insured

        1,280   Eagle County Air Terminal Corporation, Colorado, Airport Terminal            5/11 at 101.00      N/R      1,119,117
                 Revenue Bonds, Series 2001, 7.125%, 5/01/31 (Alternative
                 Minimum Tax)

          755   Jefferson County School District R1, Colorado, General Obligation Bonds,    12/14 at 100.00      AAA        743,698
                 Series 2004, 5.000%, 12/15/22 - FSA Insured (UB)

        5,000   Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds,         6/11 at 102.00      AAA      5,349,900
                 Senior Series 2001A, 5.250%, 6/15/41 (Pre-refunded 6/15/11) -
                 FSA Insured (5)

                Northwest Parkway Public Highway Authority, Colorado, Senior Lien
                Revenue Bonds, Series 2001B:
       22,000    0.000%, 6/15/28 (Pre-refunded 6/15/11) - FSA Insured                         6/11 at 35.65      AAA      7,126,240
       17,650    0.000%, 6/15/29 (Pre-refunded 6/15/11) - AMBAC Insured                       6/11 at 33.46   AA (4)      5,365,071

        1,000   Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment             6/14 at 101.00      N/R        925,710
                 Revenue Bonds, Series 2003, 8.000%, 12/01/25

------------------------------------------------------------------------------------------------------------------------------------
       63,430   Total Colorado                                                                                           28,567,115
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 1.3% (0.9% OF TOTAL INVESTMENTS)

          985   District of Columbia Tobacco Settlement Corporation, Tobacco                 5/11 at 101.00      BBB        877,211
                 Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24

        5,000   Washington Convention Center Authority, District of Columbia, Senior        10/16 at 100.00       AA      4,022,150
                 Lien Dedicated Tax Revenue Bonds, Series 2007A, 4.500%,
                 10/01/30 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,985   Total District of Columbia                                                                                4,899,361
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 4.5% (2.9% OF TOTAL INVESTMENTS)

       15,000   Jacksonville, Florida, Transportation Revenue Bonds, Series 2001,           10/11 at 100.00       AA     14,321,550
                 5.250%, 10/01/29 - MBIA Insured

        3,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami                   10/12 at 100.00       A2      2,392,380
                 International Airport, Series 2002, 5.375%, 10/01/32 - FGIC Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       18,000   Total Florida                                                                                            16,713,930
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 2.8% (1.8% OF TOTAL INVESTMENTS)

                Honolulu Board of Water Supply, Hawaii, Water System Revenue Bonds,
                Series 2001:
        3,000    5.250%, 7/01/26 (Pre-refunded 7/01/11) - FSA Insured                        7/11 at 100.00      AAA      3,195,840
        6,725    5.250%, 7/01/31 (Pre-refunded 7/01/11) - FSA Insured                        7/11 at 100.00      AAA      7,164,008

------------------------------------------------------------------------------------------------------------------------------------
        9,725   Total Hawaii                                                                                             10,359,848
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 13.7% (9.1% OF TOTAL INVESTMENTS)

        3,590   Chicago, Illinois, FHA/GNMA Collateralized Multifamily Housing Revenue      12/11 at 100.00      AAA      3,240,155
                 Bonds, Stone Terrace Apartments, Series 2001A, 5.750%, 12/20/42
                 (Alternative Minimum Tax)

          870   Chicago, Illinois, FNMA/GNMA Collateralized Single Family Mortgage           4/11 at 105.00      AAA        885,590
                 Revenue Bonds, Series 2001A, 6.250%, 10/01/32 (Alternative
                 Minimum Tax)

        5,000   Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999,       No Opt. Call       AA      1,110,200
                 0.000%, 1/01/34 - FGIC Insured

        3,985   Chicago, Illinois, General Obligation Bonds, Series 2001A, 5.250%,           1/11 at 101.00       AA      3,741,038
                 1/01/33 - MBIA Insured

        5,285   Chicago, Illinois, General Obligation Bonds, Series 2001A, 5.250%,           1/11 at 101.00   AA (4)      5,620,492
                 1/01/33 (Pre-refunded 1/01/11) - MBIA Insured

        3,180   Illinois Development Finance Authority, Revenue Bonds, Chicago Charter      12/12 at 100.00  BBB (4)      3,512,755
                 School Foundation, Series 2002A, 6.250%, 12/01/32 (Pre-refunded
                 12/01/12)


                                       71


NXZ

Nuveen Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$         910   Illinois Development Finance Authority, Revenue Bonds, Illinois Wesleyan     9/11 at 100.00       AA    $   881,745
                 University, Series 2001, 5.500%, 9/01/32 - AMBAC Insured

        4,090   Illinois Development Finance Authority, Revenue Bonds, Illinois Wesleyan     9/11 at 100.00   AA (4)      4,346,239
                 University, Series 2001, 5.500%, 9/01/32 (Pre-refunded 9/01/11) -
                 AMBAC Insured

        3,100   Illinois Development Finance Authority, Revenue Bonds, Midwestern            5/11 at 101.00      AAA      3,346,574
                 University, Series 2001B, 6.000%, 5/15/31 (Pre-refunded 5/15/11)

        9,450   Illinois Finance Authority, Revenue Bonds, Palos Community Hospital,         5/17 at 100.00       AA      7,311,182
                 Series 2007A, 5.000%, 5/15/32 - MBIA Insured

        5,000   Illinois Health Facilities Authority, Revenue Bonds, Edward Hospital         2/11 at 101.00      AAA      5,323,350
                 Obligated Group, Series 2001B, 5.250%, 2/15/34 (Pre-refunded
                 2/15/11) - FSA Insured

        2,500   Illinois Housing Development Authority, Homeowner Mortgage Revenue           2/16 at 100.00       AA      2,036,575
                 Bonds, Series 2006C2, 5.050%, 8/01/27 (Alternative Minimum Tax)

        2,275   Illinois, Sales Tax Revenue Bonds, Series 2001, 5.500%, 6/15/16              6/11 at 100.00      AAA      2,387,499

        2,500   Kane & DeKalb Counties, Illinois, Community United School District 301,        No Opt. Call       A3      1,010,000
                 General Obligation Bonds, Series 2006, 0.000%, 12/01/23 -
                 MBIA Insured

        4,980   Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding     12/08 at 100.00       AA      4,627,416
                 Bonds, McCormick Place Expansion Project, Series 1996A, 5.250%,
                 6/15/27 - AMBAC Insured

          986   Montgomery, Illinois, Lakewood Creek Project Special Assessment              3/16 at 100.00     BBB+        744,588
                 Bonds, Series 2007, 4.700%, 3/01/30 - RAAI Insured

        3,360   Northfield Township High School District 225, Cook County, Illinois,         12/16 at 69.01      AAA      1,300,421
                 Glenbrook, General Obligation School Bonds, Series 2007B, 0.000%,
                 12/01/24

------------------------------------------------------------------------------------------------------------------------------------
       61,061   Total Illinois                                                                                           51,425,819
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 3.6% (2.3% OF TOTAL INVESTMENTS)

        2,000   Indiana Health Facility Financing Authority, Hospital Revenue Bonds,         9/11 at 100.00     BBB+      1,455,720
                 Methodist Hospitals Inc., Series 2001, 5.500%, 9/15/31

        2,500   Indiana Health Facility Financing Authority, Hospital Revenue Refunding        No Opt. Call      AAA      2,757,525
                 Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 -
                 FSA Insured

        4,000   Indiana Transportation Finance Authority, Highway Revenue Bonds,             6/13 at 100.00      AAA      3,959,040
                 Series 2003A, 5.000%, 6/01/23 - FSA Insured

        6,100   St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison        2/09 at 102.00     BBB-      5,137,725
                 Center Inc., Series 1999, 5.800%, 2/15/24

------------------------------------------------------------------------------------------------------------------------------------
       14,600   Total Indiana                                                                                            13,310,010
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 1.5% (1.0% OF TOTAL INVESTMENTS)

        1,000   Iowa Higher Education Loan Authority, Private College Facility Revenue      10/12 at 100.00  N/R (4)      1,084,580
                 Bonds, WartburgCollege, Series 2002, 5.500%, 10/01/28
                 (Pre-refunded 10/01/12) - ACA Insured

        6,340   Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue              6/17 at 100.00      BBB      4,413,781
                 Bonds, Series 2005B, 5.600%, 6/01/34

------------------------------------------------------------------------------------------------------------------------------------
        7,340   Total Iowa                                                                                                5,498,361
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 4.0% (2.6% OF TOTAL INVESTMENTS)

       17,000   Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement      11/11 at 101.00       A+     15,014,229
                 Bonds, Via Christi Health System Inc., Series 2001-III, 5.625%,
                 11/15/31
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,000   Kentucky Economic Development Finance Authority, Louisville Arena            6/18 at 100.00      AAA        950,660
                 Project Revenue Bonds, Louisville Arena Authority, Inc., Series
                 2008A-1, 6.000%, 12/01/38 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------


                                       73

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 4.4% (2.9% OF TOTAL INVESTMENTS)

$       3,960   Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006,          5/16 at 100.00       AA    $ 3,036,092
                 4.500%, 5/01/41 - FGIC Insured (UB)

       18,825   Tobacco Settlement Financing Corporation, Louisiana, Tobacco                 5/11 at 101.00      BBB     13,468,158
                 Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39

------------------------------------------------------------------------------------------------------------------------------------
       22,785   Total Louisiana                                                                                          16,504,250
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 3.3% (2.2% OF TOTAL INVESTMENTS)

       15,585   Massachusetts Turnpike Authority, Metropolitan Highway System                1/09 at 100.00       AA     12,362,178
                 Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 - MBIA
                 Insured
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 13.0% (8.6% OF TOTAL INVESTMENTS)

                Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds,
                Series 2001A:
       20,000    5.500%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured                       7/11 at 101.00    A (4)     21,533,599
       15,390    5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured                       7/11 at 100.00   A+ (4)     16,268,460

        4,000   Michigan Municipal Bond Authority, Public School Academy Revenue            10/09 at 102.00      Ba1      3,776,200
                 Bonds, Detroit Academy of Arts and Sciences Charter School, Series
                 2001A, 8.000%, 10/01/31

        2,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds,           2/09 at 101.00       BB      1,554,160
                 Detroit Medical Center Obligated Group, Series 1998A, 5.125%,
                 8/15/18

                Michigan State Hospital Finance Authority, Revenue Refunding
                Bonds, Detroit Medical Center Obligated Group, Series 1993A:
        2,000    6.250%, 8/15/13                                                             2/09 at 100.00       BB      1,915,340
        4,000    6.500%, 8/15/18                                                             2/09 at 100.00       BB      3,520,760

------------------------------------------------------------------------------------------------------------------------------------
       47,390   Total Michigan                                                                                           48,568,519
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 3.9% (2.6% OF TOTAL INVESTMENTS)

       14,000   Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota,            1/11 at 100.00      AAA     14,756,420
                 Airport Revenue Bonds, Series 2001A, 5.250%, 1/01/32 (Pre-refunded
                 1/01/11) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                MONTANA - 0.7% (0.4% OF TOTAL INVESTMENTS)

        2,455   Montana Board of Housing, Single Family Program Bonds, Series               12/10 at 100.00      AA+      2,440,368
                 2001A-2, 5.700%, 6/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 3.0% (2.0% OF TOTAL INVESTMENTS)

       12,275   Director of Nevada State Department of Business and Industry, Revenue        1/10 at 100.00       AA      7,378,994
                 Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 5.375%,
                 1/01/40 - AMBAC Insured

        3,500   Director of Nevada State Department of Business and Industry, Revenue        1/10 at 102.00      N/R        815,605
                 Bonds, Las Vegas Monorail Project, Second Tier, Series 2000, 7.375%,
                 1/01/40

        2,000   Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds,              7/17 at 100.00        A      1,534,960
                 Catholic Healthcare West, Series 2007B, Trust 2633, 1.032%, 7/01/31
                 (IF)

        1,750   Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West,       7/17 at 100.00        A      1,343,090
                 Trust 2634, 0.777%, 7/01/31 (IF)

------------------------------------------------------------------------------------------------------------------------------------
       19,525   Total Nevada                                                                                             11,072,649
------------------------------------------------------------------------------------------------------------------------------------


                NEW HAMPSHIRE - 2.1% (1.4% OF TOTAL INVESTMENTS)

        8,000   New Hampshire Business Finance Authority, Pollution Control                  4/09 at 102.00     Baa1      6,653,840
                 Remarketed Revenue Refunding Bonds, Connecticut Light and Power
                 Company, Series 1992A, 5.850%, 12/01/22

        1,160   New Hampshire Housing Finance Authority, Single Family Mortgage              5/11 at 100.00      Aa2      1,152,970
                 Acquisition Bonds, Series 2001A, 5.700%, 1/01/31 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,160   Total New Hampshire                                                                                       7,806,810
------------------------------------------------------------------------------------------------------------------------------------


                                       73


NXZ

Nuveen Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 2.5% (1.6% OF TOTAL INVESTMENTS)

$       3,995   New Jersey Economic Development Authority, Special Facilities Revenue       11/10 at 101.00        B    $ 2,586,723
                 Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30
                 (Alternative Minimum Tax)

          385   Tobacco Settlement Financing Corporation, New Jersey, Tobacco                6/12 at 100.00      AAA        410,606
                 Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32
                 (Pre-refunded 6/01/12)

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2003:
        2,200    6.375%, 6/01/32 (Pre-refunded 6/01/13)                                      6/13 at 100.00      AAA      2,405,656
          425    6.750%, 6/01/39 (Pre-refunded 6/01/13)                                      6/13 at 100.00      AAA        486,396
        3,085    6.250%, 6/01/43 (Pre-refunded 6/01/13)                                      6/13 at 100.00      AAA      3,465,566

------------------------------------------------------------------------------------------------------------------------------------
       10,090   Total New Jersey                                                                                          9,354,947
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 6.5% (4.3% OF TOTAL INVESTMENTS)

                New Mexico Hospital Equipment Loan Council, Hospital Revenue
                Bonds, Presbyterian Healthcare Services, Series 2001A:
       12,000    5.500%, 8/01/25 (Pre-refunded 8/01/11)                                      8/11 at 101.00  AA- (4)     12,790,440
       10,800    5.500%, 8/01/30 (Pre-refunded 8/01/11)                                      8/11 at 101.00  AA- (4)     11,511,396

------------------------------------------------------------------------------------------------------------------------------------
       22,800   Total New Mexico                                                                                         24,301,836
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 10.0% (6.6% OF TOTAL INVESTMENTS)

        1,300   Dormitory Authority of the State of New York, Revenue Bonds, Mount           7/10 at 101.00       A3      1,312,610
                 Sinai NYU Health Obligated Group, Series 2000A, 6.625%, 7/01/19

        3,600   Dormitory Authority of the State of New York, Revenue Bonds, Mount           7/10 at 101.00   A3 (4)      3,891,060
                 Sinai NYU Health Obligated Group, Series 2000A, 6.625%, 7/01/19
                 (Pre-refunded 7/01/10)

        6,000   Long Island Power Authority, New York, Electric System General Revenue       5/11 at 100.00      AAA      6,402,300
                 Bonds, Series 2001L, 5.375%, 5/01/33 (Pre-refunded 5/01/11)

       12,800   Metropolitan Transportation Authority, New York, Transportation Revenue     11/16 at 100.00      AAA     10,303,232
                 Bonds, Series 2006B, 4.500%, 11/15/32 - FSA Insured (UB)

        5,000   New York City Industrial Development Agency, New York, Special               8/12 at 101.00       B-      3,791,000
                 Facilities Revenue Bonds, JFK Airport - American Airlines Inc., Series
                 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)

       12,000   New York City Municipal Water Finance Authority, New York, Water and         6/11 at 101.00      AAA     11,600,280
                 Sewerage System Revenue Bonds, Fiscal Series 2001C, 5.125%,
                 6/15/33

------------------------------------------------------------------------------------------------------------------------------------
       40,700   Total New York                                                                                           37,300,482
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 1.9% (1.2% OF TOTAL INVESTMENTS)

        2,950   North Carolina Capital Facilities Financing Agency, Revenue Bonds,           4/13 at 100.00     BBB-      2,443,131
                 Johnson and Wales University, Series 2003A, 5.000%, 4/01/33 -
                 SYNCORA GTY Insured
        4,500   North Carolina Eastern Municipal Power Agency, Power System Revenue          1/09 at 102.00     BBB+      4,521,465
                 Refunding Bonds, Series 1999B, 5.600%, 1/01/15

------------------------------------------------------------------------------------------------------------------------------------
        7,450   Total North Carolina                                                                                      6,964,596
------------------------------------------------------------------------------------------------------------------------------------


                NORTH DAKOTA - 0.5% (0.3% OF TOTAL INVESTMENTS)

        1,865   North Dakota Housing Finance Agency, Home Mortgage Finance Program           7/10 at 100.00      Aa1      1,793,664
                 Refunding Bonds, Series 2001A, 5.550%, 1/01/32 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 1.9% (1.3% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                2007A-2:
       10,000    5.750%, 6/01/34                                                             6/17 at 100.00      BBB      6,660,000
        1,000    5.875%, 6/01/47                                                             6/17 at 100.00      BBB        625,610

------------------------------------------------------------------------------------------------------------------------------------
       11,000   Total Ohio                                                                                                7,285,610
------------------------------------------------------------------------------------------------------------------------------------


                                       75

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 1.0% (0.7% OF TOTAL INVESTMENTS)

                Oklahoma Development Finance Authority, Revenue Refunding Bonds,
                Hillcrest Healthcare System, Series 1999A:
$       2,655    5.125%, 8/15/10 (Pre-refunded 8/15/09)                                      8/09 at 101.00      AAA    $ 2,750,155
        1,000    5.200%, 8/15/11 (Pre-refunded 8/15/09)                                      8/09 at 101.00      AAA      1,036,430

------------------------------------------------------------------------------------------------------------------------------------
        3,655   Total Oklahoma                                                                                            3,786,585
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 4.3% (2.9% OF TOTAL INVESTMENTS)

        8,000   Clackamas County Hospital Facility Authority, Oregon, Revenue                5/11 at 101.00       A+      7,529,200
                 Refunding Bonds, Legacy Health System, Series 2001, 5.250%,
                 5/01/21

        9,000   Oregon Department of Administrative Services, Certificates of                5/11 at 101.00       AA      8,694,540
                 Participation, Series 2001D, 5.000%, 5/01/26 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       17,000   Total Oregon                                                                                             16,223,740
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 3.9% (2.6% OF TOTAL INVESTMENTS)

        5,000   Allegheny County Hospital Development Authority, Pennsylvania,              11/10 at 102.00      AAA      5,701,650
                 Revenue Bonds, West Penn Allegheny Health System, Series 2000B,
                 9.250%, 11/15/30 (Pre-refunded 11/15/10)

        1,155   Carbon County Industrial Development Authority, Pennsylvania, Resource         No Opt. Call     BBB-      1,166,897
                 Recovery Revenue Refunding Bonds, Panther Creek Partners Project,
                 Series 2000, 6.650%, 5/01/10 (Alternative Minimum Tax)

        8,000   Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,         1/11 at 101.00      AA-      7,613,440
                 UPMC Health System, Series 2001A, 6.000%, 1/15/31

------------------------------------------------------------------------------------------------------------------------------------
       14,155   Total Pennsylvania                                                                                       14,481,987
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 27.6% (18.2% OF TOTAL INVESTMENTS)

        7,500   Austin, Texas, Electric Utility System Revenue Refunding Bonds, Series      11/10 at 100.00      AAA      7,006,050
                 2001, 5.000%, 11/15/30 - FSA Insured

       10,000   Central Texas Regional Mobility Authority, Travis and Williamson Counties,   1/15 at 100.00       AA      7,534,700
                 Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/45 - FGIC
                 Insured

                Dallas-Fort Worth International Airport Public Facility
                Corporation, Texas, Airport Hotel Revenue Bonds, Series 2001:
       15,000    5.250%, 1/15/26 - FSA Insured                                               1/09 at 100.00      AAA     14,439,750
        1,750    5.200%, 1/15/31 - FSA Insured                                               1/09 at 100.00      AAA      1,636,233

        6,000   Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health       9/14 at 100.00      N/R      5,044,860
                 System, Series 2004A, 7.125%, 9/01/34

       10,000   Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal     4/12 at 100.00     Baa3      9,392,500
                 Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998,
                 8.000%, 4/01/28 (Alternative Minimum Tax)

       30,980   Harris County-Houston Sports Authority, Texas, Junior Lien Revenue          11/11 at 100.00       AA     25,086,054
                 Refunding Bonds, Series 2001B, 5.250%, 11/15/40 - MBIA Insured

       40,000   Harris County-Houston Sports Authority, Texas, Senior Lien Revenue           11/30 at 54.04       AA      3,654,400
                 Refunding Bonds, Series 2001A, 0.000%, 11/15/40 - MBIA Insured

        3,965   Harris County-Houston Sports Authority, Texas, Third Lien Revenue            11/24 at 52.47       AA        547,249
                 Bonds, Series 2004-A3., 0.000%, 11/15/35 - MBIA Insured

                Hays Consolidated Independent School District, Hays County,
                Texas, General Obligation School Building Bonds, Series 2001:
       10,715    0.000%, 8/15/25 (Pre-refunded 8/15/11)                                       8/11 at 43.18      AAA      4,220,424
       12,940    0.000%, 8/15/26 (Pre-refunded 8/15/11)                                       8/11 at 40.60      AAA      4,792,976

                Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds,
                Convention and Entertainment Project, Series 2001B:
        5,000    0.000%, 9/01/30 - AMBAC Insured                                               No Opt. Call       AA      1,269,000
        5,540    0.000%, 9/01/31 - AMBAC Insured                                               No Opt. Call       AA      1,311,706


                                       75


NXZ

Nuveen Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       5,000   Metro Health Facilities Development Corporation, Texas, Hospital             1/11 at 100.00      Ba3    $ 4,313,750
                 Revenue Bonds, Wilson N. Jones Memorial Hospital, Series 2001,
                 7.250%, 1/01/31

        3,295   Tarrant County, Texas, Cultural & Educational Facilities Financing           2/17 at 100.00      AA-        826,386
                 Corporation, Revenue Bonds, Series 2007, Residuals 1760-3, 0.726%,
                 2/15/36 (IF)

       10,500   Texas, General Obligation Bonds, Water Financial Assistance Program,         8/11 at 100.00      Aa1     10,176,495
                 Series 2001, 5.250%, 8/01/35

        2,000   Tom Green County Health Facilities Development Corporation, Texas,           5/11 at 101.00     Baa3      1,981,620
                 Hospital Revenue Bonds, Shannon Health System Project, Series 2001,
                 6.750%, 5/15/21

------------------------------------------------------------------------------------------------------------------------------------
      180,185   Total Texas                                                                                              103,234,153
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 4.5% (3.0% OF TOTAL INVESTMENTS)

        7,250   Seattle, Washington, Municipal Light and Power Revenue Refunding and         3/11 at 100.00      AAA      6,909,178
                 Improvement Bonds, Series 2001, 5.125%, 3/01/26 - FSA Insured

        7,500   Washington State Healthcare Facilities Authority, Revenue Bonds, Sisters    10/11 at 100.00       AA      7,038,750
                 of Providence Health System, Series 2001A, 5.250%, 10/01/21 -
                 MBIA Insured

          900   Washington State Tobacco Settlement Authority, Tobacco Settlement            6/13 at 100.00      BBB        800,766
                 Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26

        2,100   Washington, Certificates of Participation, Washington Convention and         7/09 at 100.00       AA      2,129,988
                 Trade Center, Series 1999, 5.125%, 7/01/13 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       17,750   Total Washington                                                                                         16,878,682
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 1.1% (0.8% OF TOTAL INVESTMENTS)

        5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,               10/11 at 100.00      BBB      4,303,600
                 Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,        5/12 at 100.00  N/R (4)      1,127,840
                 Divine Savior Healthcare, Series 2002A, 7.375%, 5/01/26
                 (Pre-refunded 5/01/12)

------------------------------------------------------------------------------------------------------------------------------------
$     728,806   Total Long-Term Investments (cost $602,139,786) - 150.2%                                                 561,670,585
=============-----------------------------------------------------------------------------------------------------------------------


                                       76

   PRINCIPAL
 AMOUNT (000)   DESCRIPTION (1)                                                                           RATINGS (3)        VALUEE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.3% (0.8% OF TOTAL INVESTMENTS)

$       4,680   South Carolina JOBS Economic Development Authority, Economic                                    A-1+  $   4,680,000
                 Development Revenue Bonds, Franco Manufacturing Company, Variable
                 Rate Demand Obligations, Series 1998, 1.750%, 5/01/19 (Alternative
                 Minimum Tax) (6)
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $4,680,000)                                                            4,680,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $606,819,786) - 151.5%                                                          566,350,585
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (3.0)%                                                                      (11,245,000)
                --------------------------------------------------------------------------------------------------------------------
                Variable Rate Demand Preferred Shares, at Liquidation Value - (52.4)% (7)                              (196,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.9%                                                                     14,833,985
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 373,939,570
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of investment has been pledged as collateral for Recourse Trusts.

               (6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (7) Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.6%.

               N/R  Not rated.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NZF

Nuveen Dividend Advantage Municipal Fund 3
Portfolio of INVESTMENTS
                                                                October 31, 2008

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MUNICIPAL BONDS - 160.3% (99.8% OF TOTAL INVESTMENTS)


                ALABAMA - 1.8% (1.1% OF TOTAL INVESTMENTS)

$       3,500   Alabama Special Care Facilities Financing Authority, Revenue Bonds,         11/16 at 100.00       AA    $ 2,892,750
                 Ascension Health, Series 2008, 5.000%, 11/15/36 (UB)

        5,655   Alabama State Port Authority, Revenue Bonds, State Docks Department         10/11 at 100.00   AA (4)      6,029,700
                 Facilities, Series 2001, 5.250%, 10/01/26 (Pre-refunded 10/01/11) -
                 AMBAC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,155   Total Alabama                                                                                             8,922,450
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 0.1% (0.1% OF TOTAL INVESTMENTS)

        1,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement      6/14 at 100.00     Baa3        532,000
                 Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 0.9% (0.5% OF TOTAL INVESTMENTS)

        3,390   Arizona State Transportation Board, Highway Revenue Bonds, Series            7/18 at 100.00      AAA      2,821,734
                 2006, Trust 3151, 10.121%, 7/01/33 (IF)

        2,200   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds,           No Opt. Call      AA-      1,332,034
                 Series 2007, 5.000%, 12/01/37

------------------------------------------------------------------------------------------------------------------------------------
        5,590   Total Arizona                                                                                             4,153,768
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 0.7% (0.5% OF TOTAL INVESTMENTS)

                Sebastian County Health Facilities Board, Arkansas, Hospital
                Revenue Improvement Bonds, Sparks Regional Medical Center,
                Series 2001A:
        1,805    5.500%, 11/01/13                                                           11/11 at 101.00     Baa3      1,754,929
        1,900    5.500%, 11/01/14                                                           11/11 at 101.00     Baa3      1,823,468

------------------------------------------------------------------------------------------------------------------------------------
        3,705   Total Arkansas                                                                                            3,578,397
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 13.0% (8.1% OF TOTAL INVESTMENTS)

                California Health Facilities Financing Authority, Health Facility Revenue
                Bonds, Adventist Health System/West, Series 2003A:
          855    5.000%, 3/01/28                                                             3/13 at 100.00        A        709,154
          140    5.000%, 3/01/33                                                             3/13 at 100.00        A        110,488

          920   California Health Facilities Financing Authority, Revenue Bonds, Sutter     11/16 at 100.00      AA-        531,476
                 Health, Tender Option Bond Trust 3175, 11.475%, 11/15/42 (IF)

        5,000   California Infrastructure Economic Development Bank, Revenue Bonds,          8/11 at 102.00       A+      4,372,800
                 Kaiser Hospital Assistance LLC, Series 2001A, 5.550%, 8/01/31

        4,955   California Statewide Community Development Authority, Revenue Bonds,         5/18 at 100.00      AA-      3,311,796
                 Sutter Health, Tender Option Bond Trust 3175, 11.640%, 11/15/48 (IF)

       18,850   California, General Obligation Veterans Welfare Bonds, Series 2001BZ,       12/08 at 100.00       AA     17,212,499
                 5.350%, 12/01/21 - MBIA Insured (Alternative Minimum Tax) (5)

       11,865   Golden State Tobacco Securitization Corporation, California, Enhanced        6/17 at 100.00      BBB      7,006,283
                 Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%,
                 6/01/47

                Los Angeles Regional Airports Improvement Corporation,
                California, Lease Revenue Refunding Bonds, LAXFUEL Corporation
                at Los Angeles International Airport, Series 2001:
       13,955    5.750%, 1/01/16 - AMBAC Insured (Alternative Minimum Tax)                   1/12 at 100.00       AA     13,744,838
        5,000    5.375%, 1/01/21 - AMBAC Insured (Alternative Minimum Tax)                   1/12 at 100.00       AA      4,437,050
        1,500    5.250%, 1/01/23 - AMBAC Insured (Alternative Minimum Tax)                   1/12 at 100.00       AA      1,277,145
       10,000    5.500%, 1/01/32 - AMBAC Insured (Alternative Minimum Tax)                   1/12 at 100.00       AA      8,281,400


                                       78

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$      10,000   San Joaquin Hills Transportation Corridor Agency, Orange County,               No Opt. Call       AA    $ 1,686,000
                 California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%,
                 1/15/35 - MBIA Insured

        3,000   San Mateo County Community College District, California, General               No Opt. Call      Aa1        806,370
                 Obligation Bonds, Series 2006C, 0.000%, 9/01/30 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       86,040   Total California                                                                                         63,487,299
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 5.2% (3.2% OF TOTAL INVESTMENTS)

        2,250   Canterberry Crossing Metropolitan District II, Parker, Colorado, Limited    12/12 at 100.00      N/R      1,961,258
                 Tax General Obligation Bonds, Series 2002, 7.375%, 12/01/32

        1,575   Colorado Educational and Cultural Facilities Authority, Charter School       3/13 at 100.00  N/R (4)      1,798,178
                 Revenue Bonds, Belle Creek Education Center, Series 2002A, 7.625%,
                 3/15/32 (Pre-refunded 3/15/13)

        3,160   Colorado Educational and Cultural Facilities Authority, Charter School       3/10 at 102.00  N/R (4)      3,411,726
                 Revenue Bonds, Montessori Peaks Building Foundation, Series 2002A,
                 8.000%, 5/01/32 (Pre-refunded 3/01/10)

        1,775   Colorado Educational and Cultural Facilities Authority, Charter School       6/11 at 100.00  Ba1 (4)      1,965,564
                 Revenue Bonds, Weld County School District 6 - Frontier Academy,
                 Series 2001, 7.375%, 6/01/31 (Pre-refunded 6/01/11)

        3,465   Colorado Educational and Cultural Facilities Authority, Revenue Bonds,       5/16 at 102.00      N/R      2,556,269
                 Montessori Peaks Academy, Series 2006, 5.400%, 5/01/26

        3,380   Colorado Housing Finance Authority, Multifamily Project Bonds, Class I,     10/11 at 100.00      AAA      2,817,061
                 Series 2001A-1, 5.500%, 4/01/31 (Alternative Minimum Tax)

        5,000   Compark Business Campus Metropolitan District, Colorado, General            12/17 at 100.00     BBB+      4,160,700
                 Obligation Limited Tax Bonds, Series 2007, 5.600%, 12/01/34 -
                 RAAI Insured

        2,000   Denver City and County, Colorado, Airport System Revenue Refunding          11/11 at 100.00       A+      1,905,060
                 Bonds, Series 2001A, 5.500%, 11/15/16 - FGIC Insured (Alternative
                 Minimum Tax)

                Denver, Colorado, Airport Revenue Bonds, Trust 2365:
        1,340    2.901%, 11/15/23 - FGIC Insured (IF)                                       11/16 at 100.00       AA        923,662
          825    1.184%, 11/15/24 - FGIC Insured (IF)                                       11/16 at 100.00       AA        558,212
        1,085    1.186%, 11/15/25 - FGIC Insured (IF)                                       11/16 at 100.00       AA        699,196

        2,000   Maher Ranch Metropolitan District 4, Colorado, General Obligation           12/17 at 100.00       A3      1,464,800
                 Limited Tax Bonds, Series 2007, 5.250%, 12/01/36 - RAAI Insured

        1,000   Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment             6/14 at 101.00      N/R        925,710
                 Revenue Bonds, Series 2003, 8.000%, 12/01/25

------------------------------------------------------------------------------------------------------------------------------------
       28,855   Total Colorado                                                                                           25,147,396
------------------------------------------------------------------------------------------------------------------------------------


                DELAWARE - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,595   Delaware Housing Authority, Multifamily Mortgage Revenue Bonds,              7/12 at 100.00      Aa3      1,632,897
                 Series 2001A, 5.400%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 0.7% (0.5% OF TOTAL INVESTMENTS)

        1,375   District of Columbia, Revenue Bonds, Catholic University of America,        10/09 at 101.00       AA      1,369,074
                 Series 1999, 5.625%, 10/01/29 - AMBAC Insured

        1,335   Washington Convention Center Authority, District of Columbia, Senior        10/16 at 100.00       AA        627,597
                 Lien Dedicated Tax Revenue Bonds, Series 2007, Residuals 1606,
                 1.947%, 10/01/30 - AMBAC Insured (IF)

        3,335   Washington DC Convention Center Authority, Dedicated Tax Revenue            10/16 at 100.00       AA      1,567,817
                 Bonds, Residual Series 1730,1731, 1736, 0.469%, 10/01/30 -
                 AMBAC Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
        6,045   Total District of Columbia                                                                                3,564,488
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 2.4% (1.5% OF TOTAL INVESTMENTS)

                Orange County Housing Finance Authority, Florida, Multifamily Housing
                Revenue Bonds, Oak Glen Apartments, Series 2001G:
        1,105    5.400%, 12/01/32 - FSA Insured                                             12/11 at 100.00      AAA        899,426
        2,195    5.450%, 12/01/41 - FSA Insured                                             12/11 at 100.00      AAA      1,721,758

        4,175   Pace Property Finance Authority Inc., Florida, Utility System Improvement    3/09 at 101.00       AA      4,183,058
                 and Revenue Refunding Bonds, Series 1997, 5.250%, 9/01/17 -
                 AMBAC Insured


                                       79


NZF

Nuveen Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$       5,455   South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist  8/17 at 100.00      AA-    $ 4,291,721
                 Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)

        1,000   Tolomato Community Development District, Florida, Special Assessment         5/18 at 100.00      N/R        807,270
                 Bonds, Series 2007, 6.650%, 5/01/40

------------------------------------------------------------------------------------------------------------------------------------
       13,930   Total Florida                                                                                            11,903,233
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 2.6% (1.6% OF TOTAL INVESTMENTS)

        5,000   Atlanta, Georgia, Airport General Revenue Bonds, Series 2000B, 5.625%,       1/10 at 101.00       A+      4,207,550
                 1/01/30 - FGIC Insured (Alternative Minimum Tax)

        2,700   Atlanta, Georgia, Tax Allocation Bonds, Atlantic Station Project, Series    12/11 at 101.00      AAA      3,124,224
                 2001, 7.900%, 12/01/24 (Pre-refunded 12/01/11)

        2,000   Fulton County Residential Care Facilities Authority, Georgia, Revenue        7/17 at 100.00      N/R      1,172,040
                 Bonds, Elderly Care, Lenbrook Square Project, Series 2006A, 5.125%,
                 7/01/42

        3,740   Gainesville and Hall County Hospital Authority, Georgia, Revenue             5/11 at 100.00   A- (4)      3,969,786
                 Anticipation Certificates, Northeast Georgia Health Services Inc., Series
                 2001, 5.500%, 5/15/31 (Pre-refunded 5/15/11)

          500   Gainesville Redevelopment Authority, Georgia, Educational Facilities         3/17 at 100.00      N/R        285,350
                 Revenue Bonds, Riverside Military Academy Project, Series 2007,
                 5.125%, 3/01/37

------------------------------------------------------------------------------------------------------------------------------------
       13,940   Total Georgia                                                                                            12,758,950
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 17.0% (10.6% OF TOTAL INVESTMENTS)

        8,375   Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A, 5.500%,      1/11 at 101.00      AAA      7,787,578
                 1/01/19 - FSA Insured (Alternative Minimum Tax)

        1,600   Chicago, Illinois, Sales Tax Revenue Bonds, Series 1998, 5.250%,
                 1/01/28 - FGIC Insured                                                      1/09 at 101.50      AAA      1,569,568

        4,950   Chicago, Illinois, Second Lien Passenger Facility Charge Revenue Bonds,      1/11 at 101.00       AA      3,983,364
                 O'Hare International Airport, Series 2001A, 5.375%, 1/01/32 - AMBAC
                 Insured (Alternative Minimum Tax)

        2,220   Chicago, Illinois, Second Lien Wastewater Transmission Revenue Bonds,          No Opt. Call       AA      2,379,840
                 Series 2001A, 5.500%, 1/01/16 - MBIA Insured

       10,000   Chicago, Illinois, Senior Lien Water Revenue Bonds, Series 2001,            11/11 at 100.00   AA (4)     10,628,200
                 5.000%, 11/01/26 (Pre-refunded 11/01/11) - AMBAC Insured

        1,665   Chicago, Illinois, Third Lien General Airport Revenue Bonds, O'Hare          1/16 at 100.00       A1      1,436,778
                 International Airport, Series 2005A, 5.000%, 1/01/33 - FGIC Insured

        2,415   Illinois Finance Authority, General Obligation Debt Certificates, Local     12/14 at 100.00      Aa3      2,228,828
                 Government Program - Kankakee County, Series 2005B, 5.000%,
                 12/01/24 - AMBAC Insured

        2,385   Illinois Finance Authority, Revenue Bonds, Sherman Health Systems,           8/17 at 100.00       A-      1,650,038
                 Series 2007A, 5.500%, 8/01/37

        1,130   Illinois Health Facilities Authority, Revenue Bonds, Condell Medical         5/10 at 101.00     Baa3      1,025,746
                 Center, Series 2000, 6.500%, 5/15/30

        9,000   Illinois Health Facilities Authority, Revenue Bonds, Covenant Retirement    12/11 at 101.00      BBB      7,622,280
                 Communities Inc., Series 2001, 5.875%, 12/01/31

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Loyola University       7/11 at 100.00 Baa2 (4)     16,162,050
                 Health System, Series 2001A, 6.125%, 7/01/31 (Pre-refunded
                 7/01/11)

        5,000   Lake County School District 38, Big Hallow, Illinois, General Obligation       No Opt. Call     Baa1      2,255,250
                 Bonds, Series 2005, 0.000%, 2/01/22 - AMBAC Insured

        7,000   Lombard Public Facilities Corporation, Illinois, First Tier Conference       1/16 at 100.00      N/R      5,733,840
                 Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36

       16,900   Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds,        12/09 at 101.00      AAA     16,569,772
                 McCormick Place Expansion Project, Series 1999A, 5.250%,
                 12/15/28 - FGIC Insured

        2,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding        No Opt. Call      AAA      2,017,100
                 Bonds, McCormick Place Expansion Project, Series 1998A, 5.500%,
                 6/15/29 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       89,640   Total Illinois                                                                                           83,050,232
------------------------------------------------------------------------------------------------------------------------------------


                                       80

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 6.6% (4.1% OF TOTAL INVESTMENTS)

                Clark-Pleasant Community School Building Corporation, Indiana, First
                Mortgage Bonds, Series 2001:
$       1,255    5.000%, 7/15/21 (Pre-refunded 1/15/12) - AMBAC Insured                      1/12 at 100.00   AA (4)    $ 1,331,116
        1,000    5.000%, 1/15/26 (Pre-refunded 1/15/12) - AMBAC Insured                      1/12 at 100.00   AA (4)      1,060,650

                Evansville Vanderburgh Public Library Lease Corporation, Indiana, First
                Mortgage Bonds, Series 2001:
        2,000    5.750%, 7/15/18 (Pre-refunded 1/15/12) - MBIA Insured                       1/12 at 100.00   AA (4)      2,166,800
        2,750    5.125%, 1/15/24 (Pre-refunded 1/15/12) - MBIA Insured                       1/12 at 100.00   AA (4)      2,927,210

        1,250   Hamilton Southeastern Cumberland Campus School Building                      1/12 at 100.00   AA (4)      1,330,550
                 Corporation, Indiana, First Mortgage Bonds, Series 2001, 5.125%,
                 1/15/23 (Pre-refunded 1/15/12) - AMBAC Insured

        9,500   Indiana Educational Facilities Authority, Revenue Bonds, Butler University,  2/11 at 100.00       AA      9,241,410
                 Series 2001, 5.500%, 2/01/26 - MBIA Insured

        4,230   Indiana Finance Authority, Educational Facilities Revenue Bonds, Tudor       6/15 at 100.00      Aa3      3,984,998
                 Park Foundation, Series 2005B, 5.000%, 6/01/24

        2,800   Indiana Health Facility Financing Authority, Revenue Bonds, Community        5/15 at 100.00       AA      2,324,504
                 Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 - AMBAC Insured

        3,500   University of Southern Indiana, Student Fee Bonds, Series 2001H,            10/11 at 100.00      Aa3      3,314,745
                 5.000%, 10/01/21 - AMBAC Insured

                Vigo County, Indiana, Hospital Authority, Union Hospital, Revenue Bonds,
                Series 2007:
        2,500    5.750%, 9/01/42                                                             9/17 at 100.00      N/R      1,642,800
        2,500    5.800%, 9/01/47                                                             9/17 at 100.00      N/R      1,641,725

        1,090   Wayne County Jail Holding Corporation, Indiana, First Mortgage Bonds,        1/13 at 101.00   AA (4)      1,198,749
                 Series 2001, 5.500%, 7/15/22 (Pre-refunded 1/15/13) - AMBAC
                 Insured

------------------------------------------------------------------------------------------------------------------------------------
       34,375   Total Indiana                                                                                            32,165,257
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 7.3% (4.5% OF TOTAL INVESTMENTS)

        2,000   Iowa Finance Authority, Healthcare Revenue Bonds, Great River Medical        5/11 at 100.00      Aaa      1,827,420
                 Center, Series 2001, 5.250%, 5/15/31 - FSA Insured

                Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed
                Revenue Bonds, Series 2001B:
       28,000    5.300%, 6/01/25 (Pre-refunded 6/01/11)                                      6/11 at 101.00      AAA     29,609,435
        3,950    5.600%, 6/01/35 (Pre-refunded 6/01/11)                                      6/11 at 101.00      AAA      4,180,917

------------------------------------------------------------------------------------------------------------------------------------
       33,950   Total Iowa                                                                                               35,617,772
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.2% (0.1% OF TOTAL INVESTMENTS)

                Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks
                Hills Retirement, Series 2007B:
        1,000    5.125%, 5/15/37                                                             5/14 at 103.00      N/R        604,110
        1,000    5.125%, 5/15/42                                                             5/14 at 103.00      N/R        590,340

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Kansas                                                                                              1,194,450
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 3.8% (2.4% OF TOTAL INVESTMENTS)

        1,000   Kentucky Economic Development Finance Authority, Louisville Arena            6/18 at 100.00      AAA        932,090
                 Project Revenue Bonds, Louisville Arena Authority, Inc., Series
                 2008A-1, 6.000%, 12/01/42 - AGC Insured

       18,500   Louisville and Jefferson County Metropolitan Sewer District, Kentucky,      11/11 at 101.00       AA     17,534,853
                 Sewer and DrainageSystem Revenue Bonds, Series 2001A, 5.125%,
                 5/15/27 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,500   Total Kentucky                                                                                           18,466,943
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 4.0% (2.5% OF TOTAL INVESTMENTS)

        3,000   Louisiana Local Government Environmental Facilities & Community             11/17 at 100.00      BB+      2,282,220
                 Development Authority, Revenue Bonds, Westlake Chemical
                 Corporation Project, Series 2007, 6.750%, 11/01/32

        3,700   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic         5/17 at 100.00       A3      2,883,077
                 Foundation Project, Series 2007A, 5.500%, 5/15/47


                                       81


NZF

Nuveen Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA (continued)

$      19,890   Tobacco Settlement Financing Corporation, Louisiana, Tobacco                 5/11 at 101.00      BBB    $14,230,102
                 Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39

------------------------------------------------------------------------------------------------------------------------------------
       26,590   Total Louisiana                                                                                          19,395,399
------------------------------------------------------------------------------------------------------------------------------------


                MAINE - 1.2% (0.7% OF TOTAL INVESTMENTS)

                Maine State Housing Authority, Single Family Mortgage Purchase Bonds,
                Series 2001B:
        4,610    5.400%, 11/15/21 (Alternative Minimum Tax)                                 11/10 at 100.00      AA+      4,161,770
        1,610    5.500%, 11/15/32 (Alternative Minimum Tax)                                 11/10 at 100.00      AA+      1,588,410

------------------------------------------------------------------------------------------------------------------------------------
        6,220   Total Maine                                                                                               5,750,180
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 2.6% (1.6% OF TOTAL INVESTMENTS)

        1,000   Howard County, Maryland, Retirement Community Revenue Bonds,                 4/17 at 100.00      N/R        591,200
                 Vantage House, Series 2007B, 5.250%, 4/01/37

        1,570   Maryland Community Development Administration, Insured Multifamily           7/11 at 100.00      Aa2      1,397,237
                 Housing Mortgage Loan Revenue Bonds, Series 2001B, 5.250%,
                 7/01/21 (Alternative Minimum Tax)

        2,000   Maryland Economic Development Corporation, Revenue Bonds,                   12/16 at 100.00      N/R      1,198,720
                 Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%,
                 12/01/31

       10,600   Maryland Energy Financing Administration, Revenue Bonds, AES Warrior         1/09 at 100.00      N/R      9,077,628
                 Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)

          555   Maryland Health and Higher Educational Facilities Authority, Revenue         7/17 at 100.00     BBB+        361,749
                 Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%,
                 7/01/34

------------------------------------------------------------------------------------------------------------------------------------
       15,725   Total Maryland                                                                                           12,626,534
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 2.3% (1.4% OF TOTAL INVESTMENTS)

        1,375   Massachusetts Development Finance Agency, Revenue Bonds, Orchard            10/12 at 102.00      BB-        898,824
                 Cove, Series 2007, 5.250%, 10/01/26

        1,000   Massachusetts Health and Educational Facilities Authority, Revenue           7/15 at 100.00     BBB-        708,260
                 Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30

        4,860   Massachusetts Housing Finance Agency, Single Family Housing Revenue          6/18 at 100.00      Aa2      2,987,248
                 Bonds, Series 2008, Trust 3145, 11.962%, 6/01/39 (IF)

        5,000   Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta        1/11 at 101.00       AA      4,013,900
                 Air Lines Inc., Series2001A, 5.500%, 1/01/18 - AMBAC Insured
                 (Alternative Minimum Tax)

        3,465   Massachusetts Water Resources Authority, General Revenue Bonds,              2/17 at 100.00      AAA      2,673,144
                 4.500%, 8/01/46 - FSA Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
       15,700   Total Massachusetts                                                                                      11,281,376
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 10.9% (6.8% OF TOTAL INVESTMENTS)

       15,000   Detroit City School District, Wayne County, Michigan, Unlimited Tax            No Opt. Call      AAA     15,955,500
                 School Building and SiteImprovement Bonds, Series 2001A, 6.000%,
                 5/01/29 - FSA Insured (UB)

        2,000   Garden City Hospital Finance Authority, Michigan, Revenue Bonds,             8/17 at 100.00      N/R      1,097,680
                 Garden City Hospital Obligated Group, Series 2007A, 5.000%, 8/15/38

       11,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum           7/11 at 101.00   AA (4)     11,827,420
                 Health, Series 2001A, 5.500%, 1/15/31 (Pre-refunded 7/15/11)

        1,235   Michigan State Building Authority, Revenue Bonds, Facilities Program,       10/11 at 100.00       A+      1,247,115
                 Series 2001I, 5.500%, 10/15/18

        1,355   Michigan State Hospital Finance Authority, Hospital Revenue Bonds,           2/09 at 101.00       BB        966,887
                 Detroit Medical Center Obligated Group, Series 1998A, 5.250%,
                 8/15/23

        3,485   Michigan State Hospital Finance Authority, Hospital Revenue Refunding          No Opt. Call   AA (4)      3,725,012
                 Bonds, Sisters of Mercy Health Corporation, Series 1993P, 5.375%,
                 8/15/14 - MBIA Insured (ETM)


                                       82

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

                Michigan State Hospital Finance Authority, Hospital Revenue Refunding
                Bonds, Sparrow Obligated Group, Series 2001:
$       1,400    5.500%, 11/15/21 (Pre-refunded 11/15/11)                                   11/11 at 101.00   A+ (4)    $ 1,513,918
        2,500    5.625%, 11/15/31 (Pre-refunded 11/15/11)                                   11/11 at 101.00   A+ (4)      2,712,425

        3,500   Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health    12/16 at 100.00      Aa2      2,999,325
                 Care Group, Series 2008, 5.000%, 12/01/31 (UB)

       12,640   Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds,     11/11 at 100.00       AA     11,262,240
                 William Beaumont Hospital, Series 2001M, 5.250%, 11/15/31 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       54,115   Total Michigan                                                                                           53,307,522
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        2,275   Dakota County Community Development Agency, Minnesota, GNMA                 10/11 at 105.00      Aaa      1,949,470
                 Collateralized Multifamily Housing Revenue Bonds, Rose Apartments
                 Project, Series 2001, 6.350%, 10/20/37 (Alternative Minimum Tax)

        1,375   Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions           8/16 at 100.00      N/R        831,696
                 Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36

------------------------------------------------------------------------------------------------------------------------------------
        3,650   Total Minnesota                                                                                           2,781,166
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 1.0% (0.6% OF TOTAL INVESTMENTS)

        2,155   Mississippi Business Finance Corporation, GNMA Collateralized                5/09 at 103.00      AAA      1,987,794
                 Retirement Facility Mortgage Revenue Refunding Bonds, Aldersgate
                 Retirement Community Inc. Project, Series 1999A, 5.450%, 5/20/34

        3,000   Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds,      9/14 at 100.00       AA      2,650,980
                 Baptist Memorial Healthcare, Series 2008, 5.000%, 9/01/24 (UB)

------------------------------------------------------------------------------------------------------------------------------------
        5,155   Total Mississippi                                                                                         4,638,774
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 3.3% (2.1% OF TOTAL INVESTMENTS)

        1,495   Cape Girardeau County Industrial Development Authority, Missouri,            6/17 at 100.00      N/R      1,041,043
                 Health Facilities Revenue Bonds, Southeast Missouri Hospital
                 Association, Series 2007, 5.000%, 6/01/36

        1,000   Clinton County Industrial Development Authority, Missouri, Revenue          12/17 at 100.00      N/R        612,160
                 Bonds, Cameron Regional Medical Center, Series 2007, 5.000%,
                 12/01/32

        1,825   Fenton, Missouri, Tax Increment Refunding and Improvement Revenue           10/12 at 100.00  N/R (4)      2,015,384
                 Bonds, Gravois Bluffs Redevelopment Project, Series 2002, 6.125%,
                 10/01/21 (Pre-refunded 10/01/12)

                Missouri Development Finance Board, Cultural Facilities Revenue Bonds,
                Nelson Gallery Foundation, Series 2001A:
        3,335    5.250%, 12/01/19 - MBIA Insured                                            12/11 at 100.00       AA      3,376,454
        3,510    5.250%, 12/01/20 - MBIA Insured                                            12/11 at 100.00       AA      3,536,606
        3,695    5.250%, 12/01/21 - MBIA Insured                                            12/11 at 100.00       AA      3,708,376
        2,040    5.250%, 12/01/22 - MBIA Insured                                            12/11 at 100.00       AA      2,037,899

------------------------------------------------------------------------------------------------------------------------------------
       16,900   Total Missouri                                                                                           16,327,922
------------------------------------------------------------------------------------------------------------------------------------


                MONTANA - 0.9% (0.5% OF TOTAL INVESTMENTS)

        5,000   Montana Board of Investments, Exempt Facility Revenue Bonds,                 7/10 at 101.00     Caa1      4,127,550
                 Stillwater Mining Company, Series 2000, 8.000%, 7/01/20
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 1.2% (0.7% OF TOTAL INVESTMENTS)

                Nebraska Investment Finance Authority, Single Family Housing Revenue
                Bonds, Series 2001D:
        2,135    5.250%, 9/01/21 (Alternative Minimum Tax)                                   9/11 at 100.00      AAA      2,081,561
        2,860    5.375%, 9/01/32 (Alternative Minimum Tax)                                   9/11 at 100.00      AAA      2,807,405

        1,005   Omaha Public Power District, Nebraska, Separate Electric System              2/17 at 100.00      AAA        893,083
                 Revenue Bonds, Nebraska City 2, Series 2006A, Trust 11673,
                 14.495%, 2/01/49 - AMBAC Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
        6,000   Total Nebraska                                                                                            5,782,049
------------------------------------------------------------------------------------------------------------------------------------


                                       83

NZF

Nuveen Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 1.4% (0.9% OF TOTAL INVESTMENTS)

$       2,000   Director of Nevada State Department of Business and Industry, Revenue        1/10 at 100.00       AA    $ 1,202,280
                 Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 5.375%,
                 1/01/40 - AMBAC Insured

        4,000   Director of Nevada State Department of Business and Industry, Revenue        1/10 at 102.00      N/R        932,120
                 Bonds, Las Vegas Monorail Project, Second Tier, Series 2000, 7.375%,
                 1/01/40

          200   Nevada Housing Division, Single Family Mortgage Bonds, Senior Series         4/09 at 100.75      Aaa        194,846
                 1998A-1, 5.300%, 4/01/18 (Alternative Minimum Tax)

        4,290   University of Nevada, Revenue Bonds, Community College System,               1/12 at 100.00  AA- (4)      4,580,004
                 Series 2001A, 5.250%, 7/01/26 (Pre-refunded 1/01/12) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,490   Total Nevada                                                                                              6,909,250
------------------------------------------------------------------------------------------------------------------------------------


                NEW HAMPSHIRE - 0.4% (0.3% OF TOTAL INVESTMENTS)

        2,000   New Hampshire Health and Education Authority, Hospital Revenue Bonds,       10/11 at 101.00      Aaa      2,001,860
                 Concord Hospital, Series 2001, 5.500%, 10/01/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 4.0% (2.5% OF TOTAL INVESTMENTS)

       10,000   New Jersey Economic Development Authority, Water Facilities Revenue         11/12 at 101.00      Aa3      7,863,500
                 Bonds, American Water Company, Series 2002A, 5.250%, 11/01/32 -
                 AMBAC Insured (Alternative Minimum Tax)

          450   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,        7/13 at 100.00      Ba2        260,663
                 Somerset Medical Center, Series 2003, 5.500%, 7/01/33

        4,125   New Jersey Transit Corporation, Certificates of Participation, Federal         No Opt. Call       AA      4,352,329
                 Transit Administration Grants, Series 2002A, 5.500%, 9/15/13 -
                 AMBAC Insured

       20,000   New Jersey Transportation Trust Fund Authority, Transportation System          No Opt. Call       AA      6,075,200
                 Bonds, Series 2006C, 0.000%, 12/15/28 - AMBAC Insured

        2,000   Tobacco Settlement Financing Corporation, New Jersey, Tobacco                6/17 at 100.00      BBB      1,101,240
                 Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34

------------------------------------------------------------------------------------------------------------------------------------
       36,575   Total New Jersey                                                                                         19,652,932
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 3.9% (2.4% OF TOTAL INVESTMENTS)

          900   Albany Industrial Development Agency, New York, Revenue Bonds,               4/17 at 100.00      N/R        611,253
                 Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/32

        1,780   East Rochester Housing Authority, New York, GNMA Secured Revenue            10/11 at 101.00      AAA      1,587,101
                 Bonds, Gates Senior Housing Inc., Series 2001, 5.300%, 4/20/31

          220   Hudson Yards Infrastructure Corporation, New York, Revenue Bonds,            2/17 at 100.00       AA         90,614
                 Driver Trust 1649, 2006, 4.745%, 2/15/47 - MBIA Insured (IF)

        4,360   Hudson Yards Infrastructure Corporation, New York, Revenue Bonds,            2/17 at 100.00       AA      3,102,881
                 Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

        4,155   Monroe County Airport Authority, New York, Revenue Refunding Bonds,            No Opt. Call       AA      4,192,852
                 Greater Rochester International Airport, Series 1999, 5.750%,
                 1/01/13 - MBIA Insured (Alternative Minimum Tax)

        7,000   New York City Industrial Development Agency, New York, American              8/16 at 101.00       B-      4,833,010
                 Airlines-JFK International Airport Special Facility Revenue Bonds,
                 Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)

        1,715   New York City, New York, General Obligation Bonds, Fiscal Series 2002G,      8/12 at 100.00       AA      1,733,694
                 5.625%, 8/01/20 - MBIA Insured

          785   New York City, New York, General Obligation Bonds, Fiscal Series 2002G,      8/12 at 100.00  Aa3 (4)        860,101
                 5.625%, 8/01/20 (Pre-refunded 8/01/12) - MBIA Insured

        2,000   New York State Tobacco Settlement Financing Corporation, Tobacco             6/11 at 100.00      AA-      2,027,240
                 Settlement Asset-Backed and State Contingency Contract-Backed
                 Bonds, Series 2003B-1C, 5.500%, 6/01/16

------------------------------------------------------------------------------------------------------------------------------------
       22,915   Total New York                                                                                           19,038,746
------------------------------------------------------------------------------------------------------------------------------------


                                       84

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.3% (0.8% OF TOTAL INVESTMENTS)

$       3,080   Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas          1/18 at 100.00      AA-    $ 1,893,954
                 Health Care System Revenue Bonds, Series 2008, Trust 1149, 6.780%,
                 1/15/47 (IF)

        1,200   Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care        1/17 at 100.00      AA-      1,026,204
                 System Revenue Bonds, Carolinas Health Care, Series 2007A, 5.000%,
                 1/15/31

        1,750   Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare         1/15 at 100.00  AA- (4)      1,856,313
                 System Revenue Bonds, DBA Carolinas Healthcare System, Series
                 2005A, 4.875%, 1/15/32 (Pre-refunded 1/15/15)

        1,600   North Carolina Municipal Power Agency 1, Catawba Electric Revenue              No Opt. Call       A2      1,664,384
                 Bonds, Series 2003A, 5.500%, 1/01/13

------------------------------------------------------------------------------------------------------------------------------------
        7,630   Total North Carolina                                                                                      6,440,855
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 2.8% (1.8% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                2007A-2:
        3,435    5.125%, 6/01/24                                                             6/17 at 100.00      BBB      2,692,353
          710    5.875%, 6/01/30                                                             6/17 at 100.00      BBB        497,717
          685    5.750%, 6/01/34                                                             6/17 at 100.00      BBB        456,210
        1,570    5.875%, 6/01/47                                                             6/17 at 100.00      BBB        982,208

        1,505   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities                 3/09 at 100.75      Aaa      1,393,209
                 Program Residential MortgageRevenue Bonds, Series 1998A-1,
                 5.300%, 9/01/19 - FSA Insured (Alternative Minimum Tax)

        6,900   Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds,        9/09 at 102.00      N/R      5,917,233
                 Bay Shore Power, Series 1998B, 6.625%, 9/01/20 (Alternative
                 Minimum Tax)

        1,870   Portage County, Ohio, General Obligation Bonds, Series 2001, 5.000%,        12/11 at 100.00       AA      1,869,925
                 12/01/21 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,675   Total Ohio                                                                                               13,808,855
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 2.5% (1.6% OF TOTAL INVESTMENTS)

                Oklahoma Development Finance Authority, Revenue Bonds, Saint John
                Health System, Series 2007:
        4,930    5.000%, 2/15/37                                                             2/17 at 100.00      AA-      4,076,962
          955    5.000%, 2/15/42                                                             2/17 at 100.00      AA-        771,659

        2,500   Oklahoma Development Finance Authority, Revenue Refunding Bonds,             8/09 at 101.00      AAA      2,599,350
                 Hillcrest Healthcare System, Series 1999A, 5.625%, 8/15/29
                 (Pre-refunded 8/15/09)

                Tulsa County Industrial Authority, Oklahoma, Health Care Revenue
                Bonds, Saint Francis Health System, Series 2006:
        6,305    5.000%, 12/15/36 (UB)                                                      12/16 at 100.00       AA      4,903,335

           88   Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds,     12/16 at 100.00       AA         48,873
                 Saint Francis Health System, Series 2006, Trust 3500, 7.262%,
                 12/15/36 (IF)

------------------------------------------------------------------------------------------------------------------------------------
       14,778   Total Oklahoma                                                                                           12,400,179
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 2.7% (1.7% OF TOTAL INVESTMENTS)

        4,700   Oregon Health, Housing, Educational and Cultural Facilities Authority,      11/11 at 101.00       AA      4,490,897
                 Revenue Bonds, PeaceHealth Project, Series 2001, 5.250%,
                 11/15/21 - AMBAC Insured

       10,000   Oregon Housing and Community Services Department, Multifamily                7/10 at 100.00      Aaa      8,527,100
                 Housing Revenue Bonds, Series 2000A, 6.050%, 7/01/42
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       14,700   Total Oregon                                                                                             13,017,997
------------------------------------------------------------------------------------------------------------------------------------


                                       85


NZF

Nuveen Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.3% (1.4% OF TOTAL INVESTMENTS)

                Allegheny County Hospital Development Authority, Pennsylvania,
                Revenue Bonds, West Penn Allegheny Health System, Series 2000B:
$       2,000    9.250%, 11/15/22 (Pre-refunded 11/15/10)                                   11/10 at 102.00      AAA    $ 2,280,660
        2,000    9.250%, 11/15/30 (Pre-refunded 11/15/10)                                   11/10 at 102.00      AAA      2,280,660

          500   Bucks County Industrial Development Authority, Pennsylvania, Charter         3/17 at 100.00      BBB        323,625
                 School Revenue Bonds, School Lane Charter School, Series 2007A,
                 5.000%, 3/15/37

        3,500   Pennsylvania Economic Development Financing Authority, Senior Lien           1/09 at 100.00       B-      2,973,740
                 Resource Recovery Revenue Bonds, Northampton Generating Project,
                 Series 1994A, 6.600%, 1/01/19 (Alternative Minimum Tax)

        3,205   Philadelphia School District, Pennsylvania, General Obligation Bonds,        8/12 at 100.00  Aa3 (4)      3,493,771
                 Series 2002B, 5.625%, 8/01/16 (Pre-refunded 8/01/12) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,205   Total Pennsylvania                                                                                       11,352,456
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,500   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,        8/17 at 100.00       A+      2,173,450
                 Series 2007A, 5.250%, 8/01/57
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 1.5% (0.9% OF TOTAL INVESTMENTS)

        6,850   South Carolina Transportation Infrastructure Bank, Revenue Bonds,           10/11 at 100.00  Aa3 (4)      7,365,394
                 Series 2001A, 5.500%, 10/01/22 (Pre-refunded 10/01/11) - AMBAC
                 Insured
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 2.0% (1.2% OF TOTAL INVESTMENTS)

        3,680   Knox County Health, Educational and Housing Facilities Board,                 1/17 at 30.07       A-        319,976
                 Tennessee, Hospital Revenue Refunding Bonds, Covenant Health,
                 Series 2006, 0.000%, 1/01/41

        5,210   Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue          3/11 at 100.00      AAA      5,142,010
                 Bonds, Series 2001A, 5.500%, 3/01/14 - FSA Insured
                 (Alternative Minimum Tax)

          275   Sullivan County Health Educational and Housing Facilities Board,             9/16 at 100.00     BBB+        180,810
                 Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C,
                 5.250%, 9/01/36

                Sumner County Health, Educational, and Housing Facilities Board,
                Tennessee, Revenue Refunding Bonds, Sumner Regional Health System
                Inc., Series 2007:
          800    5.500%, 11/01/37                                                           11/17 at 100.00      N/R        593,344
        2,800    5.500%, 11/01/46                                                           11/17 at 100.00      N/R      2,014,348

          745   Tennessee Housing Development Agency, Homeownership Program                  1/09 at 101.00       AA        657,120
                 Bonds, Series 1998-2, 5.350%, 7/01/23 (Alternative Minimum Tax)

          760   Tennessee Housing Development Agency, Homeownership Program                  7/11 at 100.00       AA        665,714
                 Bonds, Series 2001-3A, 5.200%, 7/01/22 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       14,270   Total Tennessee                                                                                           9,573,322
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 20.6% (12.8% OF TOTAL INVESTMENTS)

        5,445   Board of Regents, University of Texas System, Financing System               2/17 at 100.00      AAA      4,199,456
                 Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)

        1,125   Brushy Creek Municipal Utility District, Williamson County, Texas,           6/09 at 100.00      Aaa      1,112,749
                 Combination Unlimited Tax and Revenue Refunding Bonds, Series
                 2001, 5.125%, 6/01/26 - FSA Insured

                Collins and Denton Counties, Frisco, Texas, General Obligation Bonds,
                Series 2001:
        1,910    5.000%, 2/15/20 - FGIC Insured                                              2/11 at 100.00       AA      1,904,958
        2,005    5.000%, 2/15/21 - FGIC Insured                                              2/11 at 100.00       AA      1,974,123

        3,850   Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding      11/11 at 100.00       A+      3,052,742
                 and Improvement Bonds, Series 2001A, 5.500%, 11/01/35 - FGIC
                 Insured (Alternative Minimum Tax)

        5,000   Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health       9/14 at 100.00      N/R      4,185,800
                 System, Series 2004A, 7.000%, 9/01/25

        4,040   Harris County, Texas, Tax and Revenue Certificates of Obligation, Series     8/11 at 100.00      AAA      3,948,252
                 2001, 5.000%, 8/15/27


                                       86

    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       6,000   Houston, Texas, Junior Lien Water and Sewerage System Revenue                  No Opt. Call   AA (4)    $ 6,181,860
                 Refunding Bonds, Series 2001B, 5.500%, 12/01/29 - MBIA Insured
                 (ETM)

        7,000   Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series        1/09 at 100.50       A+      6,773,130
                 1998B, 5.250%, 7/01/14 - FGIC Insured (Alternative Minimum Tax)

                Houston, Texas, Subordinate Lien Airport System Revenue Refunding
                Bonds, Series 2001A:
        2,525    5.500%, 7/01/13 - FGIC Insured (Alternative Minimum Tax)                    1/12 at 100.00       A+      2,508,411
        2,905    5.500%, 7/01/14 - FGIC Insured (Alternative Minimum Tax)                    1/12 at 100.00       A+      2,845,360

       14,200   Hutto Independent School District, Williamson County, Texas, General         8/16 at 100.00      AAA     11,980,682
                 Obligation Bonds, Series 2007A, 4.750%, 8/01/43

                Jefferson County Health Facilities Development Corporation,
                Texas, FHA-Insured Mortgage Revenue Bonds, Baptist Hospital of
                Southeast Texas, Series 2001:
        8,500    5.400%, 8/15/31 - AMBAC Insured                                             8/11 at 100.00       AA      6,646,490
        8,500    5.500%, 8/15/41 - AMBAC Insured                                             8/11 at 100.00       AA      6,305,895

       10,700   Laredo Independent School District, Webb County, Texas, General              8/11 at 100.00      AAA     10,567,748
                 Obligation Refunding Bonds, Series 2001, 5.000%, 8/01/25

        2,500   Matagorda County Navigation District 1, Texas, Collateralized Revenue          No Opt. Call      Aaa      1,999,500
                 Refunding Bonds, Houston Light and Power Company, Series 1997,
                 5.125%, 11/01/28 - AMBAC Insured (Alternative Minimum Tax)

        3,150   North Texas Thruway Authority, Second Tier System Revenue Refunding          1/18 at 100.00       A3      2,659,356
                 Bonds, Series 2008, 5.750%, 1/01/38

        3,045   Port of Houston Authority, Harris County, Texas, General Obligation Port    10/11 at 100.00      AAA      2,854,901
                 Improvement Bonds, Series 2001B, 5.500%, 10/01/17 - FGIC Insured
                 (Alternative Minimum Tax)

        7,700   Tarrant County, Texas, Cultural & Educational Facilities Financing           2/17 at 100.00      AA-      6,257,790
                 Corporation, Texas, Revenue Bonds, Series 2007A, 5.000%, 2/15/36
                 (UB)

        9,840   Texas Department of Housing and Community Affairs, Residential               7/11 at 100.00      AAA      9,358,529
                 Mortgage Revenue Bonds, Series 2001A, 5.350%, 7/01/33
                 (Alternative Minimum Tax)

                White Settlement Independent School District, Tarrant County, Texas,
                General Obligation Bonds, Series 2006:
        9,110    0.000%, 8/15/37                                                              8/15 at 31.98      AAA      1,464,888
        9,110    0.000%, 8/15/40                                                              8/15 at 27.11      AAA      1,200,880
        7,110    0.000%, 8/15/44                                                              8/15 at 21.88      AAA        719,248

------------------------------------------------------------------------------------------------------------------------------------
      135,270   Total Texas                                                                                              100,702,748
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.7% (0.4% OF TOTAL INVESTMENTS)

                Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001E:
        1,165    5.200%, 1/01/18 (Alternative Minimum Tax)                                   7/11 at 100.00      AA-      1,075,994
          295    5.500%, 1/01/23 (Alternative Minimum Tax)                                   7/11 at 100.00      Aaa        290,643

                Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001
                F-1:
        1,600    4.950%, 7/01/18 (Alternative Minimum Tax)                                   7/11 at 100.00      AA-      1,539,568
          400    5.300%, 7/01/23 (Alternative Minimum Tax)                                   7/11 at 100.00      Aaa        390,924

------------------------------------------------------------------------------------------------------------------------------------
        3,460   Total Utah                                                                                                3,297,129
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 0.1% (0.1% OF TOTAL INVESTMENTS)

        1,000   Chesterfield County Health Center Commission, Virginia, Mortgage            12/15 at 100.00      N/R        663,640
                 Revenue Bonds, Lucy Corr Village, Series 2005, 5.375%, 12/01/28
------------------------------------------------------------------------------------------------------------------------------------


                                       87

NZF

Nuveen Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 17.8% (11.1% OF TOTAL INVESTMENTS)

                Bellingham Housing Authority, Washington, Housing Revenue Bonds,
                Varsity Village Project, Series 2001A:
$       1,000    5.500%, 12/01/27 - MBIA Insured                                            12/11 at 100.00       A1    $   990,630
        2,000    5.600%, 12/01/36 - MBIA Insured                                            12/11 at 100.00       A1      1,956,420

       12,955   Port of Seattle, Washington, Passenger Facility Charge Revenue Bonds,       12/08 at 101.00       AA     12,219,286
                 Series 1998B, 5.300%, 12/01/16 - AMBAC Insured (Alternative
                 Minimum Tax)

                Port of Seattle, Washington, Revenue Bonds, Series 2001B:
        2,535    5.625%, 4/01/18 - FGIC Insured (Alternative Minimum Tax)                   10/11 at 100.00       AA      2,383,838
       16,000    5.100%, 4/01/24 - FGIC Insured (Alternative Minimum Tax)                    4/09 at 100.00       AA     13,141,280

        2,090   Public Utility District 1, Benton County, Washington, Electric Revenue      11/11 at 100.00      AAA      2,202,463
                 Refunding Bonds, Series 2001A, 5.625%, 11/01/15 - FSA Insured

        5,680   Seattle, Washington, Municipal Light and Power Revenue Refunding and         3/11 at 100.00      AAA      5,850,400
                 Improvement Bonds, Series 2001, 5.500%, 3/01/18 - FSA Insured

        4,530   Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds,            12/11 at 100.00   AA (4)      4,850,271
                 Series 2001, 5.250%, 12/01/21 (Pre-refunded 12/01/11) - AMBAC
                 Insured

        3,720   Washington State Healthcare Facilities Authority, Revenue Bonds,            10/11 at 100.00  Aa3 (4)      3,983,711
                 Children's Hospital and Regional Medical Center, Series 2001, 5.375%,
                 10/01/18 (Pre-refunded 10/01/11) - AMBAC Insured

                Washington State Healthcare Facilities Authority, Revenue Bonds, Good
                Samaritan Hospital, Series 2001:
        5,480    5.500%, 10/01/21 (Pre-refunded 10/01/11) - RAAI Insured                    10/11 at 101.00 BBB+ (4)      5,938,018
       25,435    5.625%, 10/01/31 (Pre-refunded 10/01/11) - RAAI Insured                    10/11 at 101.00 BBB+ (4)     27,649,115
                Washington State Healthcare Facilities Authority, Revenue Bonds, Group
                Health Cooperative of Puget Sound, Series 2001:
        3,005    5.375%, 12/01/17 - AMBAC Insured                                           12/11 at 101.00      AAA      3,054,222
        2,915    5.375%, 12/01/18 - AMBAC Insured                                           12/11 at 101.00      AAA      2,947,619

------------------------------------------------------------------------------------------------------------------------------------
       87,345   Total Washington                                                                                         87,167,273
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 5.2% (3.3% OF TOTAL INVESTMENTS)

                Appleton, Wisconsin, Waterworks Revenue Refunding Bonds, Series 2001:
        3,705    5.375%, 1/01/20 (Pre-refunded 1/01/12) - FGIC Insured                       1/12 at 100.00  N/R (4)      3,969,352
        1,850    5.000%, 1/01/21 (Pre-refunded 1/01/12) - FGIC Insured                       1/12 at 100.00  N/R (4)      1,961,185

       12,250   La Crosse, Wisconsin, Pollution Control Revenue Refunding Bonds,            12/08 at 102.00      Aaa     12,405,943
                 Dairyland Power Cooperative, Series 1997B, 5.550%, 2/01/15 -
                 AMBAC Insured

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,        9/17 at 100.00     BBB+        702,950
                 Franciscan Sisters of Christian Charity HealthCare Ministry, Series
                 2007, 5.000%, 9/01/33

          350   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,       10/11 at 101.00      AA-        308,767
                 Froedtert and Community Health Obligated Group, Series 2001,
                 5.375%, 10/01/30

        3,650   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,       10/11 at 101.00  AA- (4)      3,942,365
                 Froedtert and Community Health Obligated Group, Series 2001,
                 5.375%, 10/01/30 (Pre-refunded 10/01/11)

        2,500   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,        2/12 at 100.00     BBB+      2,265,750
                 Marshfield Clinic, Series 2001B, 6.000%, 2/15/25

           50   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,        8/13 at 100.00       A-         30,796
                 Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33
------------------------------------------------------------------------------------------------------------------------------------
       25,355   Total Wisconsin                                                                                          25,587,108
------------------------------------------------------------------------------------------------------------------------------------
$     917,393   Total Municipal Bonds (cost $867,562,658)                                                               783,347,198
=============-----------------------------------------------------------------------------------------------------------------------


                                       88

       SHARES   DESCRIPTION (1)                                                                                               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INVESTMENT COMPANIES - 0.3% (0.2% OF TOTAL INVESTMENTS)

       29,401   BlackRock MuniHoldings Fund Inc.                                                                      $     315,473

       26,880   Dreyfus Strategic Municipal Fund                                                                            163,968

       27,920   PIMCO Municipal Income Fund II                                                                              258,818

       42,020   Van Kampen Investment Grade Municipal Trust                                                                 424,822

       19,260   Van Kampen Municipal Trust                                                                                  195,489
------------------------------------------------------------------------------------------------------------------------------------
                Total Investment Companies (cost $1,846,128)                                                              1,358,570
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $869,408,786) - 160.6%                                                          784,705,768
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (7.6)%                                                                      (37,032,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                     11,662,070
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (55.4)% (6)                                      (270,775,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 488,560,838
                ====================================================================================================================

                FUTURES CONTRACTS OUTSTANDING AT OCTOBER 31, 2008:
                                                                                                                          UNREALIZED
                                                      CONTRACT        NUMBER OF        CONTRACT            VALUE AT     APPRECIATION
                TYPE                                  POSITION        CONTRACTS       EXPIRATION   OCTOBER 31, 2008   (DEPRECIATION)
                --------------------------------------------------------------------------------------------------------------------
                U.S. Treasury Bond                        Long              156            12/08        $17,647,500       $(679,241)
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of investment has been pledged to collateralize the net payment obligations under futures contracts.

               (6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.5%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                      Statement of
                      ASSETS & LIABILITIES
                                                                October 31, 2008

                                 PERFORMANCE         MUNICIPAL            MARKET         DIVIDEND         DIVIDEND         DIVIDEND
                                        PLUS         ADVANTAGE       OPPORTUNITY        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                       (NPP)             (NMA)             (NMO)            (NAD)            (NXZ)            (NZF)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,299,989,044,
   $957,998,565, $982,534,401,
   $846,176,089, $606,819,786
   and $869,408,786,
   respectively)              $1,222,971,532      $877,736,594      $919,639,931     $762,667,113     $566,350,585     $784,705,768
Cash                                      --                --           323,710        6,100,102               --               --
Deposits with brokers for
   open futures contracts                 --                --                --               --               --           74,651
Receivables:
   Dividend and interest          19,497,827        16,153,365        15,602,429       12,357,190       11,032,760       14,925,408
   Investments sold                  700,128                --         2,984,000               --       12,500,502          656,503
Deferred offering costs                   --                --                --               --        2,252,175               --
Other assets                         132,984           101,190           108,167           91,761           61,535           58,757
------------------------------------------------------------------------------------------------------------------------------------
      Total assets             1,243,302,471       893,991,149       938,658,237      781,216,166      592,197,557      800,421,087
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                       589,492           497,704                --               --          182,797          631,450
Variable Rate Demand Preferred shares,
   at liquidation value                   --                --                --               --      196,000,000               --
Floating rate obligations         38,288,000        25,008,333        16,275,000       48,740,000       11,245,000       37,032,000
Unrealized depreciation on
   Recourse Trusts                        --                --                --               --          554,400               --
Payables:
   Investments purchased                  --                --                --               --        7,746,444               --
   Variation margin on futures contracts  --                --                --               --               --          185,250
   Common share dividends          3,092,411         2,381,196         2,451,807        2,453,912        2,059,178        2,575,662
   Auction Rate Preferred
      share dividends                124,979            94,112           115,977           64,460               --           63,079
   Offering costs                         --                --                --               --          222,222               --
Accrued expenses:
   Management fees                   627,043           458,383           484,803          357,442          233,170          308,331
   Other                             434,777           299,126           310,037          246,060           14,776          289,477
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities           43,156,702        28,738,854        19,637,624       51,861,874      218,257,987       41,085,249
------------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at
   liquidation value             439,650,000       341,650,000       361,675,000      266,800,000               --      270,775,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares              $  760,495,769      $523,602,295      $557,345,613     $462,554,292     $373,939,570     $488,560,838
====================================================================================================================================
Common shares outstanding         59,914,073        43,214,524        45,557,788       39,287,298       29,426,326       40,378,174
====================================================================================================================================
Net asset value per Common share
   outstanding (net assets
   applicable to Common
   shares, divided by
   Common shares outstanding) $        12.69      $      12.12      $      12.23     $      11.77     $      12.71     $      12.10
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par
   value per share            $      599,141      $    432,145      $    455,578     $    392,873     $    294,263     $    403,782
Paid-in surplus                  836,437,628       604,052,660       635,757,048      550,788,248      418,451,843      573,909,890
Undistributed
   (Over-distribution
   of) net
   investment income                 871,663           444,924        (1,194,990)         154,163         (762,556)        (568,658)
Accumulated net realized gain
   (loss) from investments
   and derivative transactions      (395,151)       (1,065,463)      (14,777,553)      (5,272,016)      (3,020,379)         198,083
Net unrealized appreciation
   (depreciation) of
   investments and
   derivative transactions       (77,017,512)      (80,261,971)      (62,894,470)     (83,508,976)     (41,023,601)     (85,382,259)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares           $  760,495,769      $523,602,295      $557,345,613     $462,554,292     $373,939,570     $488,560,838
====================================================================================================================================
Authorized shares:
   Common                        200,000,000       200,000,000       200,000,000        Unlimited        Unlimited        Unlimited
   Auction Rate Preferred
     and Variable Rate
     Demand Preferred              1,000,000         1,000,000         1,000,000        Unlimited        Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      OPERATIONS
                                                     Year Ended October 31, 2008

                                 PERFORMANCE         MUNICIPAL            MARKET         DIVIDEND         DIVIDEND         DIVIDEND
                                        PLUS         ADVANTAGE       OPPORTUNITY        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                       (NPP)             (NMA)             (NMO)            (NAD)            (NXZ)            (NZF)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME              $  71,675,160     $  54,966,066     $  55,699,409    $  47,974,587      $ 37,149,261    $  48,881,721
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                    8,107,704         5,950,476         6,207,591        5,146,483        4,027,559        5,392,507
Auction fees                       1,169,626           888,135           942,392          719,163          510,709          750,340
Dividend disbursing agent fees        50,000            50,000            40,000           30,000           33,535           30,000
Shareholders' servicing agent fees
   and expenses                      128,608            79,879            84,403           11,195            4,849            6,269
Interest expense                     678,511         1,059,512           881,530        1,142,379        2,147,370        1,117,381
Custodian's fees and expenses        246,694           134,732           174,205          135,237          118,434          154,155
Directors'/Trustees' fees
   and expenses                       27,271            19,910            20,501           17,019           13,475           17,948
Professional fees                     82,465            63,190            65,148           54,273           44,644           56,948
Shareholders' reports - printing and
   mailing expenses                  153,999           117,159           118,624           99,322           74,097           99,882
Stock exchange listing fees           20,714            15,305            15,799           13,639            3,882            5,334
Investor relations expense           171,445           124,289           131,627          105,886           81,559          109,964
Other expenses                        58,108            46,792            50,490           32,455          385,591           33,481
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement 10,895,145       8,549,379         8,732,310        7,507,051        7,445,704        7,774,209
   Custodian fee credit             (118,866)         (113,251)          (81,913)        (118,267)         (51,508)        (112,966)
   Expense reimbursement                  --                --                --         (741,847)      (1,120,050)      (1,730,003)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                      10,776,279         8,436,128         8,650,397        6,646,937        6,274,146        5,931,240
------------------------------------------------------------------------------------------------------------------------------------
Net investment income             60,898,881        46,529,938        47,049,012       41,327,650       30,875,115       42,950,481
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                      (328,499)       (1,136,012)       (1,618,281)       1,445,057        3,731,159       (3,045,414)
   Forward swaps                          --                --                --               --               --        2,733,000
   Futures                                --                --                --               --               --          865,654
Change in net unrealized
   appreciation (depreciation) of:
   Investments                  (153,071,771)     (130,946,869)     (116,402,236)    (124,805,304)     (86,311,451)    (117,423,115)
   Forward swaps                          --                --                --               --               --       (1,472,119)
   Futures                                --                --                --               --               --         (679,241)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss)                  (153,400,270)     (132,082,881)     (118,020,517)    (123,360,247)     (82,580,292)    (119,021,235)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE
PREFERRED SHAREHOLDERS
From net investment income       (17,368,890)      (12,897,786)      (13,956,934)     (10,685,162)      (6,026,331)     (11,064,289)
From accumulated net realized gains       --          (363,253)               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Auction Rate
   Preferred shareholders        (17,368,890)      (13,261,039)      (13,956,934)     (10,685,162)      (6,026,331)     (11,064,289)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations             $(109,870,279)    $ (98,813,982)    $ (84,928,439)   $ (92,717,759)    $(57,731,508)   $ (87,135,043)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      CHANGES in NET ASSETS

                                   PERFORMANCE PLUS (NPP)             MUNICIPAL ADVANTAGE (NMA)          MARKET OPPORTUNITY (NMO)
                               -------------------------------     ------------------------------    -------------------------------
                                        YEAR              YEAR              YEAR             YEAR             YEAR             YEAR
                                       ENDED             ENDED             ENDED            ENDED            ENDED            ENDED
                                    10/31/08          10/31/07          10/31/08         10/31/07         10/31/08         10/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income          $  60,898,881      $ 59,081,814     $  46,529,938     $ 46,092,114    $  47,049,012     $ 47,185,988
Net realized gain (loss) from:
   Investments                      (328,499)         (114,084)       (1,136,012)       1,405,723       (1,618,281)      (2,764,433)
   Forward swaps                          --                --                --               --               --               --
   Futures                                --                --                --               --               --               --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                  (153,071,771)      (27,296,563)     (130,946,869)     (28,042,883)    (116,402,236)     (22,450,181)
   Forward swaps                          --                --                --               --               --               --
   Futures                                --                --                --               --               --               --
Distributions to Auction Rate
   Preferred shareholders:
   From net investment income    (17,368,890)      (16,373,121)      (12,897,786)     (12,659,658)     (13,956,934)     (13,663,433)
   From accumulated net
      realized gains                      --          (858,202)         (363,253)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
    from operations             (109,870,279)       14,439,844       (98,813,982)       6,795,296      (84,928,439)       8,307,941
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (41,700,208)      (44,830,422)      (33,361,611)     (36,025,128)     (33,302,749)     (34,547,696)
From accumulated net realized gains       --        (2,765,395)       (1,028,506)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
    to Common shareholders       (41,700,208)      (47,595,817)      (34,390,117)     (36,025,128)     (33,302,749)     (34,547,696)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                       --                --                --        2,361,680               --          257,295
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions             --                --                --        2,361,680               --          257,295
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to
   Common shares                (151,570,487)      (33,155,973)     (133,204,099)     (26,868,152)    (118,231,188)     (25,982,460)
Net assets applicable to
   Common shares at the
   beginning of year             912,066,256       945,222,229       656,806,394      683,674,546      675,576,801      701,559,261
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year   $ 760,495,769      $912,066,256     $ 523,602,295     $656,806,394    $ 557,345,613     $675,576,801
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                 $     871,663      $   (904,878)    $     444,924     $    293,060    $  (1,194,990)    $   (967,250)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                     DIVIDEND ADVANTAGE (NAD)          DIVIDEND ADVANTAGE 2 (NXZ)         DIVIDEND ADVANTAGE 3 (NZF)
                               -------------------------------     ------------------------------    -------------------------------
                                        YEAR              YEAR              YEAR             YEAR             YEAR             YEAR
                                       ENDED             ENDED             ENDED            ENDED            ENDED            ENDED
                                    10/31/08          10/31/07          10/31/08         10/31/07         10/31/08         10/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 41,327,650      $ 40,737,006      $ 30,875,115     $ 33,194,589     $ 42,950,481      $43,162,296
Net realized gain (loss) from:
   Investments                     1,445,057         2,375,892         3,731,159       (1,406,045)      (3,045,414)         172,182
   Forward swaps                          --                --                --               --        2,733,000         (455,000)
   Futures                                --                --                --               --          865,654         (418,916)
Change in net unrealized
   appreciation (depreciation) of:
   Investments                  (124,805,304)      (25,931,805)      (86,311,451)     (11,366,291)    (117,423,115)     (18,402,081)
   Forward swaps                          --                --                --               --       (1,472,119)       1,331,159
   Futures                                --                --                --               --         (679,241)        (129,711)
Distributions to Auction Rate
   Preferred shareholders:
   From net investment income    (10,685,162)      (10,593,575)       (6,026,331)      (7,987,669)     (11,064,289)     (11,080,897)
   From accumulated net
      realized gains                      --                --                --               --               --         (226,888)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations               (92,717,759)        6,587,518       (57,731,508)      12,434,584      (87,135,043)      13,952,144
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (30,223,720)      (31,716,407)      (25,763,976)     (26,454,214)     (31,212,328)     (33,803,641)
From accumulated net realized gains       --                --                --               --               --         (798,769)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders        (30,223,720)      (31,716,407)      (25,763,976)     (26,454,214)     (31,212,328)     (34,602,410)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                       --           308,799           443,496          821,897               --          722,964
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions             --           308,799           443,496          821,897               --          722,964
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to
   Common shares                (122,941,479)      (24,820,090)      (83,051,988)     (13,197,733)    (118,347,371)     (19,927,302)
Net assets applicable to
   Common shares at the
   beginning of year             585,495,771       610,315,861       456,991,558      470,189,291      606,908,209      626,835,511
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year    $462,554,292      $585,495,771      $373,939,570     $456,991,558    $ 488,560,838     $606,908,209
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                  $    154,163      $   (207,189)     $   (762,556)    $    164,014    $    (568,658)    $ (1,234,602)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      CASH FLOWS
                                                     Year Ended October 31, 2008

                                                                                                                           DIVIDEND
                                                                                                                        ADVANTAGE 2
                                                                                                                              (NXZ)
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS                                     $ (57,731,508)
Adjustments to reconcile the net increase (decrease) in net assets applicable to
   Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investments                                                                                             (62,126,117)
   Proceeds from sales and maturities of investments                                                                    115,255,550
   Proceeds from (Purchases of) short-term investments, net                                                              (4,680,000)
   Amortization (Accretion) of premiums and discounts, net                                                               (2,195,512)
   (Increase) Decrease in receivable for dividend and interest                                                              578,589
   (Increase) Decrease in receivable for investments sold                                                               (12,500,502)
   (Increase) Decrease in other assets                                                                                            8
   Increase (Decrease) in payable for investments purchased                                                               7,746,444
   Increase (Decrease) in payable for Auction Rate Preferred share dividends                                                (37,883)
   Increase (Decrease) in accrued management fees                                                                            (4,344)
   Increase (Decrease) in accrued other liabilities                                                                        (128,233)
   Net realized (gain) loss from investments                                                                             (3,731,159)
   Change in net unrealized (appreciation) depreciation of investments                                                   86,311,451
   Change in taxes paid on undistributed capital gains                                                                          (97)
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                                                   66,756,687
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in cash overdraft balance                                                                               104,124
Increase (Decrease) in floating rate obligations                                                                        (13,520,000)
Cash distributions paid to Common shareholders                                                                          (25,310,858)
Increase (Decrease) in Variable Rate Demand Preferred shares                                                            196,000,000
(Increase) Decrease in deferred offering costs                                                                           (2,252,175)
Increase (Decrease) in payable for offering cost                                                                            222,222
Increase (Decrease) in Auction Rate Preferred shares                                                                   (222,000,000)
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                                                                  (66,756,687)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                                                                  --
Cash at the beginning of year                                                                                                    --
------------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                                                                               $          --
====================================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid by Dividend Advantage 2 (NXZ) for interest (excluding amortization of offering costs) was $2,129,545.
Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $443,496.

                                 See accompanying notes to financial statements.

Notes to
FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Performance Plus Municipal Fund, Inc. (NPP), Nuveen Municipal Advantage Fund, Inc. (NMA), Nuveen Municipal Market Opportunity Fund, Inc. (NMO), Nuveen Dividend Advantage Municipal Fund (NAD), Nuveen Dividend Advantage Municipal Fund 2 (NXZ) and Nuveen Dividend Advantage Municipal Fund 3
(NZF) (collectively, the "Funds"). Performance Plus (NPP), Municipal Advantage
(NMA), Market Opportunity (NMO) and Dividend Advantage (NAD) are traded on the New York Stock Exchange while Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative instrument, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Directors/Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2008, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any. Dividend income, if any, is recorded on the ex-dividend date.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from

Notes to
FINANCIAL STATEMENTS (continued)



regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective April 30, 2008, the Funds adopted Financial Accounting Standards Board
(FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the fiscal year ended October 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Auction Rate Preferred Shares

The following Funds have issued and outstanding Auction Rate Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Auction Rate Preferred shares are issued in more than one series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of October 31, 2008, the number of Auction Rate Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                   PERFORMANCE    MUNICIPAL       MARKET     DIVIDEND      DIVIDEND
                                                          PLUS    ADVANTAGE  OPPORTUNITY    ADVANTAGE   ADVANTAGE 3
                                                         (NPP)        (NMA)        (NMO)        (NAD)         (NZF)
-------------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                              3,672        2,863        3,807        3,618            --
   Series T                                              3,671        2,863        3,807        3,617            --
   Series W                                              3,671        2,863        3,046           --         3,610
   Series TH                                             2,900        2,214           --        3,437         3,610
   Series F                                              3,672        2,863        3,807           --         3,611
-------------------------------------------------------------------------------------------------------------------
Total                                                   17,586       13,666       14,467       10,672        10,831
===================================================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Auction Rate Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Auction Rate Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Auction Rate Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Auction Rate Preferred shares.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

On June 11, 2008, Nuveen Investments, Inc. ("Nuveen") announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as "floaters" or floating rate obligations, to refinance a portion of the municipal funds' outstanding Auction Rate Preferred shares, whose auctions have been failing for several months. The plan included an initial phase of approximately $1 billion in forty-one funds. During the fiscal year ended October 31, 2008 Performance Plus (NPP), Municipal Advantage (NMA), Market Opportunity (NMO), Dividend Advantage (NAD) and Dividend Advantage 3 (NZF) redeemed $39,350,000, $16,350,000, $18,325,000, $28,200,000 and $41,225,000 of their outstanding
Auction Rate Preferred shares, respectively, at liquidation value, using the proceeds from the issuance of TOBs.

Variable Rate Demand Preferred Shares

On August 7, 2008, Dividend Advantage 2 (NXZ) issued 1,960 Series 1 Variable Rate Demand Preferred (VRDP) shares, $100,000 liquidation value per share, through a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Proceeds of this offering along with the proceeds from the Fund's creation of TOBs, discussed above, were used to redeem all of the Fund's outstanding Auction Rate Preferred shares totaling $222,000,000. The VRDP shares have a maturity date of August 1, 2038. Dividends on the VRDP shares are set through a weekly remarketing process at a rate established by a remarketing agent, which is intended to result in the value of the VRDP shares approximately equaling their liquidation value. VRDP shares include a liquidity feature that allows VRDP shareholders who are tendering shares for remarketing to have their shares purchased by a liquidity provider, Deutsche Bank AG (acting through its New York branch), in the event that the remarketing agent is not able to sell the tendered VRDP shares to other qualified institutional buyers.

Subject to certain conditions, VRDP shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The terms of the VRDP shares provide that, if any VRDP shares tendered to the liquidity provider cannot be successfully remarketed, the dividend rate for all VRDP shares will be set at the Maximum Rate determined under a formula set forth in the Fund's organizational documents. The Maximum Rate is generally equal to a stated percentage spread in excess of the seven-day London Inter-Bank Offered Rate (LIBOR). If remarketings for these shares continue to be unsuccessful, the Maximum Rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP shares. This would increase the Fund's cost of leverage over time and reduce the Fund's Common share net earnings. There are various potential factors that could result in unsuccessful remarketings. These include periods of market stress, an actual or potential downgrade of the liquidity provider's credit ratings as well as changes in market perceptions regarding the financial strength of the Fund's liquidity provider.

Dividend Advantage 2 (NXZ) had $196,000,000 VRDP shares outstanding for the period August 7, 2008 through October 31, 2008 with an annualized interest rate of 3.56%.

For financial reporting purposes only, VRDP shares, at the liquidation value, are recorded as a liability on the Statement of Assets and Liabilities and the dividends paid on the VRDP shares are included as a component of "Interest expense" on the Statement of Operations.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not

                      Notes to
                      FINANCIAL STATEMENTS (continued)



only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of "Interest expense" on the Statement of Operations.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

During the fiscal year ended October 31, 2008, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

At October 31, 2008, each Fund's maximum exposure to externally-deposited Recourse Trusts, if any, is as follows:

                                                       PERFORMANCE     MUNICIPAL       MARKET     DIVIDEND     DIVIDEND     DIVIDEND
                                                              PLUS     ADVANTAGE  OPPORTUNITY    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                             (NPP)         (NMA)        (NMO)        (NAD)        (NXZ)        (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Maximum exposure                                       $30,750,000   $33,001,650   $7,500,000  $11,250,000  $36,001,650   $9,751,650
====================================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2008, were as follows:

                                                       PERFORMANCE     MUNICIPAL       MARKET     DIVIDEND     DIVIDEND     DIVIDEND
                                                              PLUS     ADVANTAGE  OPPORTUNITY    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                             (NPP)         (NMA)        (NMO)        (NAD)        (NXZ)        (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                      $23,377,306   $37,179,863  $31,164,317  $40,431,995  $17,280,628  $39,844,432
Average annual interest rate and fees                        2.90%         2.85%        2.83%        2.83%        2.83%        2.80%
====================================================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Dividend Advantage 3 (NZF) was the only Fund to invest in forward interest swap transactions during the fiscal year ended October 31, 2008.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. Dividend Advantage 3 (NZF) was the only Fund to invest in futures contracts during the fiscal year ended October 31, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs

Costs incurred by Dividend Advantage 2 (NXZ) in connection with its offering of the VRDP shares ($2,270,000) were recorded as a deferred charge which will be amortized over the 30-year life of the shares and is included as a component of "Interest expense"on the Statement of Operations.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Director/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

                      Notes to
                      FINANCIAL STATEMENTS (continued)



Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Common Shares

On July 30, 2008, the Funds' Board of Directors/Trustees approved an open-market share repurchase program under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares. The Funds did not repurchase any of their Common shares during the fiscal year ended October 31, 2008.

Transactions in Common shares were as follows:

                                                                         MUNICIPAL                  MARKET
                                        PERFORMANCE PLUS (NPP)         ADVANTAGE (NMA)          OPPORTUNITY (NMO)
                                       -----------------------     ---------------------     ---------------------
                                            YEAR          YEAR         YEAR         YEAR         YEAR         YEAR
                                           ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                        10/31/08      10/31/07     10/31/08     10/31/07     10/31/08     10/31/07
------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders due to
   reinvestment of distributions              --            --           --      148,621           --       16,916
==================================================================================================================
                                              DIVIDEND                   DIVIDEND                  DIVIDEND
                                           ADVANTAGE (NAD)           ADVANTAGE 2 (NXZ)         ADVANTAGE 3 (NZF)
                                       -----------------------     ---------------------     ---------------------
                                            YEAR          YEAR         YEAR         YEAR         YEAR         YEAR
                                           ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                        10/31/08      10/31/07     10/31/08     10/31/07     10/31/08     10/31/07
------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders due to
   reinvestment of distributions               --       19,807       29,827       50,467           --       46,333
==================================================================================================================

Preferred Shares

Transactions in Auction Rate Preferred shares were as follows:

                                      PERFORMANCE PLUS (NPP)                             MUNICIPAL ADVANTAGE (NMA)
                            --------------------------------------------        ------------------------------------------
                                YEAR ENDED                YEAR ENDED                YEAR ENDED              YEAR ENDED
                                  10/31/08                  10/31/07                  10/31/08                10/31/07
--------------------------------------------------------------------------------------------------------------------------
                            SHARES       AMOUNT        SHARES     AMOUNT        SHARES       AMOUNT       SHARES    AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed:
   Series M                    328  $ 8,200,000            --       $ --           137  $ 3,425,000           --      $ --
   Series T                    329    8,225,000            --         --           137    3,425,000           --        --
   Series W                    329    8,225,000            --         --           137    3,425,000           --        --
   Series TH                   260    6,500,000            --         --           106    2,650,000           --        --
   Series F                    328    8,200,000            --         --           137    3,425,000           --        --
--------------------------------------------------------------------------------------------------------------------------
Total                        1,574  $39,350,000            --       $ --           654  $16,350,000           --      $ --
==========================================================================================================================

                                        MARKET OPPORTUNITY (NMO)                          DIVIDEND ADVANTAGE (NAD)
                            --------------------------------------------        ------------------------------------------
                                YEAR ENDED                YEAR ENDED                YEAR ENDED              YEAR ENDED
                                  10/31/08                  10/31/07                  10/31/08                10/31/07
--------------------------------------------------------------------------------------------------------------------------
                            SHARES       AMOUNT        SHARES     AMOUNT        SHARES       AMOUNT       SHARES    AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed:
   Series M                    193  $ 4,825,000            --       $ --           382  $ 9,550,000           --      $ --
   Series T                    193    4,825,000            --         --           383    9,575,000           --        --
   Series W                    154    3,850,000            --         --            --           --           --        --
   Series TH                    --           --            --         --           363    9,075,000           --        --
   Series F                    193    4,825,000            --         --            --           --           --        --
--------------------------------------------------------------------------------------------------------------------------
Total                          733  $18,325,000            --       $ --         1,128  $28,200,000           --      $ --
==========================================================================================================================
                                      DIVIDEND ADVANTAGE 2 (NXZ)                        DIVIDEND ADVANTAGE 3 (NZF)
                            --------------------------------------------        ------------------------------------------
                                YEAR ENDED                YEAR ENDED                YEAR ENDED              YEAR ENDED
                                  10/31/08                  10/31/07                  10/31/08                10/31/07
--------------------------------------------------------------------------------------------------------------------------
                            SHARES        AMOUNT       SHARES     AMOUNT        SHARES       AMOUNT       SHARES    AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed:
   Series M                  3,000  $ 75,000,000           --       $ --            --         $ --           --      $ --
   Series T                  3,000    75,000,000           --         --            --           --           --        --
   Series W                     --            --           --         --           550   13,750,000           --        --
   Series TH                    --            --           --         --           550   13,750,000           --        --
   Series F                  2,880    72,000,000           --         --           549   13,725,000           --        --
--------------------------------------------------------------------------------------------------------------------------
Total                        8,880  $222,000,000           --       $ --         1,649  $41,225,000           --      $ --
==========================================================================================================================

Transactions in Variable Rate Demand Preferred shares were as follows:

                                                                                         DIVIDEND ADVANTAGE 2 (NXZ)
                                                                                ------------------------------------------
                                                                                    YEAR ENDED              YEAR ENDED
                                                                                      10/31/08                10/31/07
--------------------------------------------------------------------------------------------------------------------------
                                                                                SHARES       AMOUNT       SHARES    AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Variable Rate Demand Preferred shares issued:
   Series 1                                                                      1,960  $196,000,000          --      $ --
==========================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2008, were as follows:

                                                    PERFORMANCE     MUNICIPAL        MARKET      DIVIDEND      DIVIDEND     DIVIDEND
                                                           PLUS     ADVANTAGE   OPPORTUNITY     ADVANTAGE   ADVANTAGE 2  ADVANTAGE 3
                                                          (NPP)         (NMA)         (NMO)         (NAD)         (NXZ)        (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Purchases                                          $123,620,755  $127,780,691  $ 82,319,343  $ 92,619,494  $ 62,126,117  $59,480,551
Sales and maturities                                145,226,088   175,267,119   139,011,635   132,897,726   115,255,550   86,663,867
====================================================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2008, the cost of investments was as follows:

                                                   PERFORMANCE     MUNICIPAL        MARKET      DIVIDEND      DIVIDEND      DIVIDEND
                                                          PLUS     ADVANTAGE   OPPORTUNITY     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                         (NPP)         (NMA)         (NMO)         (NAD)         (NXZ)         (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Cost of investments                             $1,260,467,249  $931,359,400  $966,004,462  $796,434,756  $594,717,363  $832,318,433
====================================================================================================================================

Notes to
FINANCIAL STATEMENTS (continued)


Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2008, were as follows:

                                          PERFORMANCE        MUNICIPAL         MARKET       DIVIDEND       DIVIDEND        DIVIDEND
                                                 PLUS        ADVANTAGE    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2     ADVANTAGE 3
                                                (NPP)            (NMA)          (NMO)          (NAD)          (NXZ)           (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                         $  29,817,057   $   25,185,475   $ 31,201,920   $ 15,840,155   $ 18,077,115   $  16,511,283
   Depreciation                          (105,608,945)    (103,809,567)   (93,831,453)   (98,345,862)   (57,672,259)   (101,204,502)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments        $ (75,791,888)  $  (78,624,092)  $(62,629,533)  $(82,505,707)  $(39,595,144)  $ (84,693,219)
====================================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2008, the Funds' tax year end, were as follows:

                                          PERFORMANCE        MUNICIPAL         MARKET       DIVIDEND       DIVIDEND        DIVIDEND
                                                 PLUS        ADVANTAGE    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2     ADVANTAGE 3
                                                (NPP)            (NMA)          (NMO)          (NAD)          (NXZ)           (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *     $3,489,193        $1,437,801     $1,322,949     $1,215,719       $164,196      $1,724,493
Undistributed net ordinary income **          60,857           126,563            198             --        347,635         311,541
Undistributed net long-term capital gains         --                --             --             --             --              --
====================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2008, paid on November 3, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended October 31, 2008 and October 31, 2007, was designated for purposes of the dividends paid deduction as follows:

                                     PERFORMANCE     MUNICIPAL       MARKET     DIVIDEND     DIVIDEND     DIVIDEND
                                            PLUS     ADVANTAGE  OPPORTUNITY    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2008                                       (NPP)         (NMA)        (NMO)        (NAD)        (NXZ)        (NZF)
------------------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income***              $58,938,252   $46,196,128  $47,134,373  $40,676,616  $33,466,437  $42,267,778
Distributions from net
   ordinary income **                         --            --           --      171,088           --           --
Distributions from net long-term
   capital gains****                          --     1,389,990           --           --           --           --
==================================================================================================================
                                     PERFORMANCE     MUNICIPAL       MARKET     DIVIDEND     DIVIDEND     DIVIDEND
                                            PLUS     ADVANTAGE  OPPORTUNITY    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2007                                       (NPP)         (NMA)        (NMO)        (NAD)        (NXZ)        (NZF)
------------------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income                 $61,544,192   $49,015,900  $48,416,601  $42,441,771  $34,569,733  $45,208,503
Distributions from net
   ordinary income **                     58,535            --       77,487      121,024           --           --
Distributions from net long-term
   capital gains                       3,618,054            --           --           --           --    1,024,327
==================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2008, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2008.

At October 31, 2008, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                     PERFORMANCE     MUNICIPAL       MARKET      DIVIDEND     DIVIDEND     DIVIDEND
                                            PLUS     ADVANTAGE  OPPORTUNITY     ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                           (NPP)         (NMA)        (NMO)         (NAD)        (NXZ)        (NZF)
-------------------------------------------------------------------------------------------------------------------
Expiration:
   October 31, 2011                     $     --      $     --  $ 7,158,110    $4,594,300   $       --     $     --
   October 31, 2012                           --            --      973,824            --           --           --
   October 31, 2013                           --            --           --       104,762      177,536           --
   October 31, 2014                           --            --    3,141,529            --    1,882,135           --
   October 31, 2015                      105,896            --    1,902,879            --      961,027      347,417
   October 31, 2016                      443,483       876,507    1,398,166            --           --           --
-------------------------------------------------------------------------------------------------------------------
Total                                   $549,379      $876,507  $14,574,508    $4,699,062   $3,020,698     $347,417
===================================================================================================================

Dividend Advantage (NAD) had $7,670,294 of its capital loss carryforward expire on October 31, 2008.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares) of each Fund as follows:

                                                          PERFORMANCE PLUS (NPP)
AVERAGE DAILY NET ASSETS (INCLUDING                    MUNICIPAL ADVANTAGE (NMA)
NET ASSETS ATTRIBUTABLE TO                              MARKET OPPORTUNITY (NMO)
AUCTION RATE PREFERRED SHARES OR VRDP SHARES)                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                                        DIVIDEND ADVANTAGE (NAD)
AVERAGE DAILY NET ASSETS (INCLUDING                   DIVIDEND ADVANTAGE 2 (NXZ)
NET ASSETS ATTRIBUTABLE TO                            DIVIDEND ADVANTAGE 3 (NZF)
AUCTION RATE PREFERRED SHARES OR VRDP SHARES)                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of October 31, 2008, the complex-level fee rate was .1998%.

Notes to
FINANCIAL STATEMENTS (continued)



The complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock (Auction Rate Preferred shares or VRDP shares) issued by or borrowings by such funds) but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Dividend Advantage's (NAD) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
JULY 31,                                     JULY 31,
--------------------------------------------------------------------------------
1999*                      .30%              2005                           .25%
2000                       .30               2006                           .20
2001                       .30               2007                           .15
2002                       .30               2008                           .10
2003                       .30               2009                           .05
2004                       .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage (NAD) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of Dividend Advantage 2's (NXZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
MARCH 31,                                    MARCH 31,
--------------------------------------------------------------------------------
2001*                      .30%              2007                           .25%
2002                       .30               2008                           .20
2003                       .30               2009                           .15
2004                       .30               2010                           .10
2005                       .30               2011                           .05
2006                       .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage 2 (NXZ) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of Dividend Advantage 3's (NZF) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
SEPTEMBER 30,                                SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                      .30%              2007                           .25%
2002                       .30               2008                           .20
2003                       .30               2009                           .15
2004                       .30               2010                           .10
2005                       .30               2011                           .05
2006                       .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage 3 (NZF) for any portion of its fees and expenses beyond September 30, 2011.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (SFASNo. 157)

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFASNo. 161)

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of October 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Notes to
FINANCIAL STATEMENTS (continued)


7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2008, to shareholders of record on November 15, 2008, as follows:

                                     PERFORMANCE     MUNICIPAL       MARKET     DIVIDEND     DIVIDEND     DIVIDEND
                                            PLUS     ADVANTAGE  OPPORTUNITY    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                           (NPP)         (NMA)        (NMO)        (NAD)        (NXZ)        (NZF)
------------------------------------------------------------------------------------------------------------------
Dividend per share                        $.0605        $.0660       $.0630       $.0655       $.0730       $.0665
==================================================================================================================

Financial
HIGHLIGHTS

Financial
HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                  Investment Operations                                Less Distributions
                              ---------------------------------------------------------------   --------------------------------
                                                       Distributions   Distributions
                                                            from Net            from
                                                          Investment         Capital                   Net
                   Beginning                               Income to        Gains to            Investment    Capital
                      Common                     Net         Auction         Auction             Income to   Gains to
                       Share         Net   Realized/            Rate            Rate                Common     Common
                   Net Asset  Investment  Unrealized       Preferred       Preferred                Share-     Share-
                       Value      Income  Gain (Loss)   Shareholders+   Shareholders+   Total      holders    holders      Total
=================================================================================================================================
PERFORMANCE PLUS (NPP)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                  $15.22       $1.02      $(2.56)          $(.29)          $  --   $(1.83)      $ (.70)      $ --     $ (.70)
2007                   15.78         .99        (.47)           (.27)           (.01)     .24         (.75)      (.05)      (.80)
2006                   15.51        1.00         .38            (.25)             --     1.13         (.84)      (.02)      (.86)
2005                   15.87        1.02        (.26)           (.16)             --      .60         (.94)      (.02)      (.96)
2004                   15.45        1.04         .42            (.07)             --     1.39         (.97)        --       (.97)

MUNICIPAL ADVANTAGE (NMA)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                   15.20        1.08       (3.06)           (.30)           (.01)   (2.29)        (.77)      (.02)      (.79)
2007                   15.88        1.07        (.63)           (.29)             --      .15         (.83)        --       (.83)
2006                   15.70        1.08         .27            (.26)             --     1.09         (.90)      (.01)      (.91)
2005                   16.02        1.09        (.24)           (.16)             --      .69        (1.00)      (.01)     (1.01)
2004                   15.62        1.11         .41            (.08)             --     1.44        (1.03)      (.01)     (1.04)
=================================================================================================================================
                                                    Total Returns
                                                --------------------
                                                              Based
                       Ending                                    on
                       Common                    Based       Common
                        Share     Ending            on    Share Net
                    Net Asset     Market        Market        Asset
                        Value      Value         Value*       Value*
=====================================================================
PERFORMANCE PLUS (NPP)
---------------------------------------------------------------------
Year Ended 10/31:
2008                   $12.69     $11.50        (10.71)%     (12.49)%
2007                    15.22      13.59         (4.97)        1.53
2006                    15.78      15.09         10.78         7.50
2005                    15.51      14.43          3.02         3.83
2004                    15.87      14.95          9.10         9.30

MUNICIPAL ADVANTAGE (NMA)
---------------------------------------------------------------------
Year Ended 10/31:
2008                    12.12      11.41        (13.16)      (15.65)
2007                    15.20      13.95         (7.08)        1.06
2006                    15.88      15.85         10.68         7.16
2005                    15.70      15.19          3.29         4.42
2004                    16.02      15.70          8.82         9.57
=====================================================================
                                                            Ratios/Supplemental Data
                   ----------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                 Ratios to Average Net Assets
                                         Applicable to Common Shares                  Applicable to Common Shares
                                    Before Credit/Reimbursement/Refund            After Credit/Reimbursement/Refund**
                                 ------------------------------------------   ------------------------------------------
                        Ending
                           Net
                        Assets
                    Applicable       Expenses        Expenses          Net        Expenses        Expenses          Net   Portfolio
                     to Common      Including       Excluding   Investment       Including       Excluding   Investment    Turnover
                   Shares (000)  Interest++(a)   Interest++(a)     Income++   Interest++(a)   Interest++(a)     Income++       Rate
====================================================================================================================================
PERFORMANCE PLUS (NPP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                  $760,496           1.25%           1.17%        6.96%           1.23%           1.16%        6.98%          9%
2007                   912,066           1.16            1.14         6.38            1.14            1.13         6.39           6
2006                   945,222           1.15            1.15         6.44            1.14            1.14         6.45           9
2005                   929,544           1.15            1.15         6.45            1.14            1.14         6.46           6
2004                   950,993           1.17            1.17         6.69            1.17            1.17         6.70          11

MUNICIPAL ADVANTAGE (NMA)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                   523,602           1.38            1.21         7.50            1.36            1.19         7.52          13
2007                   656,806           1.40            1.17         6.87            1.38            1.15         6.89          10
2006                   683,675           1.18            1.18         6.92            1.17            1.17         6.93          11
2005                   675,678           1.17            1.17         6.81            1.16            1.16         6.82           8
2004                   689,190           1.19            1.19         7.00            1.18            1.18         7.00           4
====================================================================================================================================

                   Auction Rate Preferred Shares          Variable Rate Demand Preferred Shares
                          at End of Period                          at End of Period
              --------------------------------------  -------------------------------------------
                Aggregate   Liquidation                 Aggregate     Liquidation
                   Amount    and Market        Asset        Amount     and Market           Asset
              Outstanding         Value     Coverage  Outstanding           Value        Coverage
                    (000)     Per Share    Per Share         (000)      Per Share       Per Share
=================================================================================================
PERFORMANCE PLUS (NPP)
-------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008             $439,650       $25,000      $68,244         $ --            $ --           $ --
2007              479,000        25,000       72,603           --              --             --
2006              479,000        25,000       74,333           --              --             --
2005              479,000        25,000       73,515           --              --             --
2004              479,000        25,000       74,634           --              --             --

MUNICIPAL ADVANTAGE (NMA)
-------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008              341,650        25,000       63,314           --              --             --
2007              358,000        25,000       70,866           --              --             --
2006              358,000        25,000       72,743           --              --             --
2005              358,000        25,000       72,184           --              --             --
2004              358,000        25,000       73,128           --              --             --
=================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After custodian fee credit, expense reimbursement and legal fee refund, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or VRDP shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, where applicable.

                                 See accompanying notes to financial statements.


                                 108-109 spread

Financial
HIGHLIGHTS (continued)


Selected data for a Common share outstanding throughout each period:

                                                  Investment Operations                                Less Distributions
                              ---------------------------------------------------------------   --------------------------------
                                                       Distributions   Distributions
                                                            from Net            from
                                                          Investment         Capital                   Net
                   Beginning                               Income to        Gains to            Investment    Capital
                      Common                     Net         Auction         Auction             Income to   Gains to
                       Share         Net   Realized/            Rate            Rate                Common     Common
                   Net Asset  Investment  Unrealized       Preferred       Preferred                Share-     Share-
                       Value      Income  Gain (Loss)   Shareholders+   Shareholders+   Total      holders    holders      Total
=================================================================================================================================
MARKET OPPORTUNITY (NMO)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                  $14.83       $1.03      $(2.59)          $(.31)           $ --   $(1.87)      $ (.73)       $ --    $ (.73)
2007                   15.41        1.04        (.56)           (.30)             --      .18         (.76)        --       (.76)
2006                   15.14        1.02         .34            (.26)             --     1.10         (.83)        --       (.83)
2005                   15.48        1.03        (.29)           (.16)             --      .58         (.92)        --       (.92)
2004                   15.11        1.03         .37            (.08)             --     1.32         (.95)        --       (.95)

DIVIDEND ADVANTAGE (NAD)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                   14.90        1.05       (3.14)           (.27)             --    (2.36)        (.77)        --       (.77)
2007                   15.54        1.04        (.60)           (.27)             --      .17         (.81)        --       (.81)
2006                   15.28        1.04         .32            (.24)             --     1.12         (.86)        --       (.86)
2005                   15.62        1.06        (.25)           (.15)             --      .66        (1.00)        --      (1.00)
2004                   15.17        1.09         .46            (.07)             --     1.48         (1.03)       --      (1.03)
=================================================================================================================================
                                                   Total Returns
                                               --------------------
                                                             Based
                      Ending                                    on
                      Common                    Based       Common
                       Share     Ending            on    Share Net
                   Net Asset     Market        Market        Asset
                       Value      Value         Value*       Value*
====================================================================
MARKET OPPORTUNITY (NMO)
--------------------------------------------------------------------
Year Ended 10/31:
2008                  $12.23     $11.52         (9.87)%     (13.07)%
2007                   14.83      13.53         (5.00)        1.20
2006                   15.41      15.00         11.92         7.49
2005                   15.14      14.19          4.70         3.78
2004                   15.48      14.44          7.97         9.00

DIVIDEND ADVANTAGE (NAD)
--------------------------------------------------------------------
Year Ended 10/31:
2008                   11.77      10.72        (16.46)      (16.42)
2007                   14.90      13.63         (5.96)        1.10
2006                   15.54      15.30         11.19         7.59
2005                   15.28      14.58          1.77         4.27
2004                   15.62      15.31          8.37        10.06
====================================================================
                                                               Ratios/Supplemental Data
                   -----------------------------------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets                Ratios to Average Net Assets
                                          Applicable to Common Shares                 Applicable to Common Shares
                                     Before Credit/Reimbursement/Refund           After Credit/Reimbursement/Refund**
                                  ------------------------------------------  ------------------------------------------
                        Ending
                           Net
                        Assets
                    Applicable        Expenses        Expenses          Net       Expenses        Expenses          Net   Portfolio
                     to Common       Including       Excluding   Investment      Including       Excluding   Investment    Turnover
                   Shares (000)   Interest++(a)   Interest++(a)     Income++  Interest++(a)   Interest++(a)     Income++       Rate
====================================================================================================================================
MARKET OPPORTUNITY (NMO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                  $557,346            1.36%           1.23%        7.33%          1.35%           1.21%        7.35%          8%
2007                   675,577            1.38            1.19         6.87           1.36            1.17         6.88           5
2006                   701,559             1.19           1.19         6.73           1.18            1.18         6.74          14
2005                   689,682             1.19           1.19         6.66           1.18            1.18         6.67           7
2004                   704,760             1.21           1.21         6.75           1.19            1.19         6.77           4

DIVIDEND ADVANTAGE (NAD)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                   462,554            1.36            1.15         7.33           1.20            1.00         7.48          11
2007                   585,496            1.24            1.13         6.60           1.01             .90         6.83          11
2006                   610,316             1.12           1.12         6.54            .83             .83         6.83           8
2005                   599,887            1.17            1.17         6.48            .80             .80         6.84          11
2004                   613,328            1.14            1.14         6.69            .70             .70         7.12           7
====================================================================================================================================

                   Auction Rate Preferred Shares          Variable Rate Demand Preferred Shares
                          at End of Period                          at End of Period
              --------------------------------------  -------------------------------------------
                Aggregate   Liquidation                 Aggregate     Liquidation
                   Amount    and Market        Asset        Amount     and Market           Asset
              Outstanding         Value     Coverage  Outstanding           Value        Coverage
                    (000)     Per Share    Per Share         (000)      Per Share       Per Share
=================================================================================================
MARKET OPPORTUNITY (NMO)
-------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008             $361,675       $25,000      $63,525         $ --            $ --            $ --
2007              380,000        25,000       69,446           --              --              --
2006              380,000        25,000       71,155           --              --              --
2005              380,000        25,000       70,374           --              --              --
2004              380,000        25,000       71,366           --              --              --

DIVIDEND ADVANTAGE (NAD)
-------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008              266,800        25,000       68,343           --              --              --
2007              295,000        25,000       74,618           --              --              --
2006              295,000        25,000       76,722           --              --              --
2005              295,000        25,000       75,838           --              --              --
2004              295,000        25,000       76,977           --              --              --
=================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After custodian fee credit, expense reimbursement and legal fee refund, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or VRDP shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, where applicable.

                                 See accompanying notes to financial statements.


                                 110-111 spread

Financial
HIGHLIGHTS (continued)


Selected data for a Common share outstanding throughout each period:

                                                  Investment Operations                                Less Distributions
                              ---------------------------------------------------------------   --------------------------------
                                                       Distributions   Distributions
                                                            from Net            from
                                                          Investment         Capital                   Net
                   Beginning                               Income to        Gains to            Investment    Capital
                      Common                     Net         Auction         Auction             Income to   Gains to
                       Share         Net   Realized/            Rate            Rate                Common     Common
                   Net Asset  Investment  Unrealized       Preferred       Preferred                Share-     Share-
                       Value      Income  Gain (Loss)   Shareholders+   Shareholders+   Total      holders    holders      Total
=================================================================================================================================
DIVIDEND ADVANTAGE 2 (NXZ)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                  $15.55       $1.05      $(2.81)          $(.20)          $  --   $(1.96)      $ (.88)     $  --     $ (.88)
2007                   16.02        1.13        (.43)           (.27)             --      .43         (.90)        --       (.90)
2006                   15.80        1.12         .32            (.24)             --     1.20         (.98)        --       (.98)
2005                   15.63        1.13         .22            (.15)             --     1.20        (1.03)        --      (1.03)
2004                   15.13        1.12         .51            (.07)             --     1.56        (1.03)      (.03)     (1.06)

DIVIDEND ADVANTAGE 3 (NZF)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                   15.03        1.06       (2.95)           (.27)             --    (2.16)        (.77)        --       (.77)
2007                   15.54        1.07        (.44)           (.27)           (.01)     .35         (.84)      (.02)      (.86)
2006                   15.32        1.07         .29            (.24)             --     1.12         (.90)        --       (.90)
2005                   15.36        1.06         .01            (.15)             --      .92         (.96)        --       (.96)
2004                   14.74        1.06         .59            (.07)             --     1.58         (.96)        --       (.96)
=================================================================================================================================
                                                    Total Returns
                                                --------------------
                                                              Based
                       Ending                                    on
                       Common                    Based       Common
                        Share     Ending            on    Share Net
                    Net Asset     Market        Market        Asset
                        Value      Value         Value*       Value*
=====================================================================
DIVIDEND ADVANTAGE 2 (NXZ)
---------------------------------------------------------------------
Year Ended 10/31:
2008                   $12.71     $12.35        (15.21)%     (13.23)%
2007                    15.55      15.48          (.78)        2.76
2006                    16.02      16.50         11.95         7.86
2005                    15.80      15.64          8.58         7.83
2004                    15.63      15.38         11.16        10.67

DIVIDEND ADVANTAGE 3 (NZF)
---------------------------------------------------------------------
Year Ended 10/31:
2008                    12.10      10.72        (17.85)       (14.99)
2007                    15.03      13.85         (7.72)        2.31
2006                    15.54      15.88         16.90         7.57
2005                    15.32      14.41          6.11         6.09
2004                    15.36      14.50         12.45        11.10
=====================================================================
                                                                  Ratios/Supplemental Data
                    ----------------------------------------------------------------------------------------------------------------
                                          Ratios to Average Net Assets                Ratios to Average Net Assets
                                           Applicable to Common Shares                 Applicable to Common Shares
                                      Before Credit/Reimbursement/Refund           After Credit/Reimbursement/Refund**
                                   ------------------------------------------  ------------------------------------------
                         Ending
                            Net
                         Assets
                     Applicable        Expenses        Expenses          Net       Expenses        Expenses          Net  Portfolio
                      to Common       Including       Excluding   Investment      Including       Excluding   Investment   Turnover
                    Shares (000)   Interest++(a)   Interest++(a)     Income++  Interest++(a)   Interest++(a)     Income++      Rate
====================================================================================================================================
DIVIDEND ADVANTAGE
2 (NXZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                   $373,940            1.71%           1.22%        6.82%          1.44%            .95%        7.09%        10%
2007                    456,992            1.25            1.11         6.83            .91             .77         7.18          5
2006                    470,189            1.11            1.11         6.70            .70             .70         7.11          5
2005                    462,862            1.12            1.12         6.66            .67             .67         7.12          2
2004                    457,552            1.14            1.14         6.87            .69             .69         7.32          3

DIVIDEND ADVANTAGE
3 (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                    488,561            1.34            1.15         7.08           1.02             .83         7.39          7
2007                    606,908            1.32            1.13         6.65            .93             .75         7.03         14
2006                    626,836            1.13            1.13         6.51            .68             .68         6.96          9
2005                    617,358            1.13            1.13         6.39            .68             .68         6.84          3
2004                    619,118            1.15            1.15         6.64            .69             .69         7.10          3
====================================================================================================================================

                   Auction Rate Preferred Shares          Variable Rate Demand Preferred Shares
                          at End of Period                          at End of Period
              --------------------------------------  -------------------------------------------
                Aggregate   Liquidation                 Aggregate     Liquidation
                   Amount    and Market        Asset        Amount     and Market           Asset
              Outstanding         Value     Coverage  Outstanding           Value        Coverage
                    (000)     Per Share    Per Share         (000)      Per Share       Per Share
=================================================================================================
DIVIDEND ADVANTAGE 2 (NXZ)
-------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008             $     --       $    --      $    --     $196,000        $100,000        $290,785
2007              222,000        25,000       76,463           --              --              --
2006              222,000        25,000       77,949           --              --              --
2005              222,000        25,000       77,124           --              --              --
2004              222,000        25,000       76,526           --              --              --

DIVIDEND ADVANTAGE 3 (NZF)
-------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008              270,775        25,000       70,108           --              --              --
2007              312,000        25,000       73,630           --              --              --
2006              312,000        25,000       75,227           --              --              --
2005              312,000        25,000       74,468           --              --              --
2004              312,000        25,000       74,609           --              --              --
=================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After custodian fee credit, expense reimbursement and legal fee refund, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or VRDP shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, where applicable.

                                 See accompanying notes to financial statements.


                                 112-113 spread

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS
INDEPENDENT BOARD MEMBERS:

[] ROBERT P. BREMNER                                                                    Private Investor and Management Consultant.
   8/22/40                     Chairman of
   333 W. Wacker Drive         the Board             1997                  186
   Chicago, IL 60606           and Board member

[] JACK B. EVANS                                                                        President, The Hall-Perrine Foundation, a
   10/22/48                                                                             private philanthropic corporation (since
   333 W. Wacker Drive         Board member          1999                  186          1996); Director and Vice Chairman, United
   Chicago, IL 60606                                                                    Fire Group, a publicly held company;
                                                                                        Member of the Board of Regents for the
                                                                                        State of Iowa University System;
                                                                                        Director, Gazette Companies; Life Trustee
                                                                                        of Coe College and Iowa College
                                                                                        Foundation; Member of the Advisory
                                                                                        Council of the Department of Finance in
                                                                                        the Tippie College of Business,
                                                                                        University of Iowa; formerly, Director,
                                                                                        Alliant Energy; formerly, Director,
                                                                                        Federal Reserve Bank of Chicago;
                                                                                        formerly, President and Chief Operating
                                                                                        Officer, SCI Financial Group, Inc., a
                                                                                        regional financial services firm.

[] WILLIAM C. HUNTER                                                                    Dean, Tippie College of Business,
   3/6/48                                                                               University of Iowa (since July 2006);
   333 W. Wacker Drive         Board member          2004                  186          formerly, Dean and Distinguished
   Chicago, IL 60606                                                                    Professor of Finance, School of Business
                                                                                        at the University of Connecticut
                                                                                        (2003-2006); previously, Senior Vice
                                                                                        President and Director of Research at the
                                                                                        Federal Reserve Bank of Chicago
                                                                                        (1995-2003); Director (since 1997),
                                                                                        Credit Research Center at Georgetown
                                                                                        University; Director (since 2004) of
                                                                                        Xerox Corporation; Director (since 2005),
                                                                                        Beta Gamma Sigma International Honor
                                                                                        Society; Director, SS&C Technologies,
                                                                                        Inc. (May 2005-October 2005).

[] DAVID J. KUNDERT                                                                     Director, Northwestern Mutual Wealth
   10/28/42                                                                             Management Company; Retired (since 2004)
   333 W. Wacker Drive         Board member          2005                  186          as Chairman, JPMorgan Fleming Asset
   Chicago, IL 60606                                                                    Management, President and CEO, Banc One
                                                                                        Investment Advisors Corporation, and
                                                                                        President, One Group Mutual Funds; prior
                                                                                        thereto, Executive Vice President, Banc
                                                                                        One Corporation and Chairman and CEO,
                                                                                        Banc One Investment Management Group;
                                                                                        Member, Board of Regents, Luther College;
                                                                                        member of the Wisconsin Bar Association;
                                                                                        member of Board of Directors, Friends of
                                                                                        Boerner Botanical Gardens; member of
                                                                                        Investment Committee, Greater Milwaukee
                                                                                        Foundation.

[] WILLIAM J. SCHNEIDER                                                                 Chairman, formerly, Senior Partner and
   9/24/44                                                                              Chief Operating Officer (retired, 2004)
   333 W. Wacker Drive         Board member          1997                  186          of Miller-Valentine Partners Ltd., a real
   Chicago, IL 60606                                                                    estate investment company; Director,
                                                                                        Dayton Development Coalition; formerly,
                                                                                        member, Business Advisory Council,
                                                                                        Cleveland Federal Reserve Bank.


                                       114

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS
INDEPENDENT BOARD MEMBERS:

[] JUDITH M. STOCKDALE                                                                  Executive Director, Gaylord and Dorothy
   12/29/47                                                                             Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          1997                  186          thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                    Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                      Director, Chicago Board Options Exchange
   6/28/47                                                                              (since 2006); Commissioner, New York
   333 W. Wacker Drive         Board member          2007                  186          State Commission on Public Authority
   Chicago, IL 60606                                                                    Reform (since 2005); formerly, Chair New
                                                                                        York Racing Association Oversight Board
                                                                                        (2005-2007); formerly, Director, New York
                                                                                        State Division of the Budget (2000-2004),
                                                                                        Chair, Public Authorities Control Board
                                                                                        (2000-2004) and Director, Local
                                                                                        Government Assistance Corporation
                                                                                        (2000-2004).

[] TERENCE J. TOTH
   9/29/59                                                                              Director, Legal & General Investment
   333 W. Wacker Drive         Board Member          2008                  186          Management (since 2008); Private Investor
   Chicago, IL 60606                                                                    (since 2007); CEO and President, Northern
                                                                                        Trust Investments (2004-2007); Executive
                                                                                        Vice President, Quantitative Management &
                                                                                        Securities Lending (2007-2004); prior
                                                                                        thereto, various positions with Northern
                                                                                        Trust Company (since 1994); Member:
                                                                                        Goodman Theatre Board (Since 2004);
                                                                                        Chicago Fellowship Boards (since 2005),
                                                                                        University of Illinois Leadership Council
                                                                                        Board (since 2007) and Catalyst Schools
                                                                                        of Chicago Board (since 2008); formerly
                                                                                        Member: Northern Trust Mutual Funds Board
                                                                                        (2005-2007), Northern Trust Japan Board
                                                                                        (2004-2007), Northern Trust Securities
                                                                                        Inc. Board (2003-2007) and Northern Trust
                                                                                        Hong Kong Board (1997-2004).

INTERESTED BOARD MEMBER:

[] JOHN P. AMBOIAN(2)(3)                                                                Chief Executive Officer (since July 2007)
   6/14/61                                                                              and Director (since 1999) of Nuveen
   333 W. Wacker Drive         Board Member          2008                  186          Investments, Inc.; Chief Executive
   Chicago, IL 60606                                                                    Officer (since 2007) of Nuveen Asset
                                                                                        Management, Rittenhouse Asset Management,
                                                                                        Nuveen Investments Advisors, Inc.
                                                                                        formerly, President (1999-2004) of Nuveen
                                                                                        Advisory Corp. and Nuveen Institutional
                                                                                        Advisory Corp.(3)


                                       115

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUNDS:

[] GIFFORD R. ZIMMERMAN                                                                 Managing Director (since 2002), Assistant
   9/9/56                      Chief                                                    Secretary and Associate General Counsel
   333 W. Wacker Drive         Administrative        1988                  186          of Nuveen Investments, LLC; Managing
   Chicago, IL 60606           Officer                                                  Director (since 2002), Associate General
                                                                                        Counsel and Assistant Secretary, of
                                                                                        Nuveen Asset Management; Vice President
                                                                                        and Assistant Secretary of NWQ Investment
                                                                                        Management Company, LLC. (since 2002),
                                                                                        Nuveen Investments Advisers Inc. (since
                                                                                        2002), Symphony Asset Management LLC, and
                                                                                        NWQ Investment Management Company, LLC
                                                                                        (since 2003), Tradewinds Global
                                                                                        Investors, LLC, and Santa Barbara Asset
                                                                                        Management, LLC (since 2006), Nuveen
                                                                                        HydePark Group LLC and Nuveen Investment
                                                                                        Solutions, Inc. (since 2007); Managing
                                                                                        Director, Associate General Counsel and
                                                                                        Assistant Secretary of Rittenhouse Asset
                                                                                        Management, Inc. (since 2003); Managing
                                                                                        Director (since 2004) and Assistant
                                                                                        Secretary (since 1994) of Nuveen
                                                                                        Investments, Inc.; formerly, Managing
                                                                                        Director (2002-2004), General Counsel
                                                                                        (1998-2004) and Assistant Secretary of
                                                                                        Nuveen Advisory Corp. and Nuveen
                                                                                        Institutional Advisory Corp.(3);
                                                                                        Chartered Financial Analyst.

[] WILLIAM ADAMS IV                                                                     Executive Vice President of Nuveen
   6/9/55                                                                               Investments, Inc.; Executive Vice
   333 W. Wacker Drive         Vice President        2007                  120          President, U.S. Structured Products of
   Chicago, IL 60606                                                                    Nuveen Investments, LLC, (since 1999),
                                                                                        prior thereto, Managing Director of
                                                                                        Structured Investments.

[] CEDRIC H. ANTOSIEWICZ                                                                Managing Director, (since 2004)
   1/11/62                                                                              previously, Vice President (1993-2004) of
   333 W. Wacker Drive         Vice President        2007                  120          Nuveen Investments, LLC.
   Chicago, IL 60606

[] MICHAEL T. ATKINSON                                                                  Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                           Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  186
   Chicago, IL 60606           Secretary

[] LORNA C. FERGUSON                                                                    Managing Director (since 2004), formerly,
   10/24/45                                                                             Vice President of Nuveen Investments,
   333 W. Wacker Drive         Vice President        1998                  186          LLC; Managing Director (since 2005) of
   Chicago, IL 60606                                                                    Nuveen Asset Management; Managing
                                                                                        Director (2004-2005), formerly, Vice
                                                                                        President (1998-2004) of Nuveen Advisory
                                                                                        Corp. and Nuveen Institutional Advisory
                                                                                        Corp.(3)

[] STEPHEN D. FOY                                                                       Vice President (since 1993) and Funds
   5/31/54                     Vice President                                           Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  186          Investments, LLC; formerly, Vice
   Chicago, IL 60606                                                                    President and Funds Controller
                                                                                        (1998-2004) of Nuveen Investments, Inc.;
                                                                                        Certified Public Accountant.

[] WALTER M. KELLY                                                                      Senior Vice President (since 2008), Vice
   2/24/70                     Chief Compliance                                         President (2006-2008) formerly, Assistant
   333 W. Wacker Drive         Officer and           2003                  186          Vice President and Assistant General
   Chicago, IL 60606           Vice President                                           Counsel (2003-2006) of Nuveen
                                                                                        Investments, LLC; Vice President (since
                                                                                        2006) and Assistant Secretary (since
                                                                                        2008) of Nuveen Asset Management.

[] DAVID J. LAMB                                                                        Vice President (since 2000) of Nuveen
   3/22/63                                                                              Investments, LLC; Certified Public
   333 W. Wacker Drive         Vice President        2000                  186          Accountant.
   Chicago, IL 60606


                                       116

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS      OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX    DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUNDS:

[] TINA M. LAZAR                                                                        Vice President of Nuveen Investments, LLC
   8/27/61                                                                              (since 1999).
   333 W. Wacker Drive         Vice President        2002                  186
   Chicago, IL 60606

[] LARRY W. MARTIN                                                                      Vice President, Assistant Secretary and
   7/27/51                     Vice President                                           Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  186          Investments, LLC; Vice President (since
   Chicago, IL 60606           Secretary                                                2005) and Assistant Secretary of Nuveen
                                                                                        Investments, Inc.; Vice President (since
                                                                                        2005) and Assistant Secretary (since
                                                                                        1997) of Nuveen Asset Management; Vice
                                                                                        President (since 2000), Assistant
                                                                                        Secretary and Assistant General Counsel
                                                                                        (since 1998) of Rittenhouse Asset
                                                                                        Management, Inc.; Vice President and
                                                                                        Assistant Secretary of Nuveen Investments
                                                                                        Advisers Inc. (since 2002); NWQ
                                                                                        Investment Management Company, LLC (since
                                                                                        2002), Symphony Asset Management LLC
                                                                                        (since 2003), Tradewinds Global
                                                                                        Investors, LLC, Santa Barbara Asset
                                                                                        Management LLC (since 2006) and of Nuveen
                                                                                        HydePark LLC and Nuveen Investment
                                                                                        Solutions, Inc. (since 2007); formerly,
                                                                                        Vice President and Assistant Secretary of
                                                                                        Nuveen Advisory Corp. and Nuveen
                                                                                        Institutional Advisory Corp.(3)

[] KEVIN J. MCCARTHY                                                                    Managing Director (since 2008), formerly,
   3/26/66                     Vice President                                           Vice President (2007-2008), Nuveen
   333 W. Wacker Drive         and Secretary         2007                  186          Investments, LLC; Vice President, and
   Chicago, IL 60606                                                                    Assistant Secretary, Nuveen Asset
                                                                                        Management, Rittenhouse Asset Management,
                                                                                        Inc., Nuveen Investment Advisers Inc.,
                                                                                        Nuveen Investment Institutional Services
                                                                                        Group LLC, NWQ Investment Management
                                                                                        Company, LLC, Tradewinds Global Investors
                                                                                        LLC, NWQHoldings, LLC, Symphony Asset
                                                                                        Management LLC, Santa Barbara Asset
                                                                                        Management LLC, Nuveen HydePark Group,
                                                                                        LLC and Nuveen Investment Solutions, Inc.
                                                                                        (since 2007); prior thereto, Partner,
                                                                                        Bell, Boyd & Lloyd LLP (1997-2007).

[] JOHN V. MILLER                                                                       Managing Director (since 2007), formerly,
   4/10/67                     Vice President        2007                  186          Vice President (2002-2007) of Nuveen
   333 W. Wacker Drive                                                                  Asset Management and Nuveen Investments,
   Chicago, IL 60606                                                                    LLC; Chartered Financial Analyst.

[] CHRISTOPHER M. ROHRBACHER                                                            Vice President, Nuveen Investments, LLC
   8/1/71                      Vice President                                           (since 2008); Vice President and
   333 W. Wacker Drive         and Assistant         2008                  186          Assistant Secretary, Nuveen Asset
   Chicago, IL 60606           Secretary                                                Management (since 2008); prior thereto,
                                                                                        Associate, Skadden, Arps, Slate Meagher &
                                                                                        Flom LLP (2002-2008).

[] JAMES F. RUANE                                                                       Vice President, Nuveen Investments, LLC
   7/3/62                      Vice President                                           (since 2007); prior thereto, Partner,
   333 W. Wacker Drive         and Assistant         2007                  186          Deloitte & Touche USA LLP (2005-2007),
   Chicago, IL 60606           Secretary                                                formerly, senior tax manager (2002-2005);
                                                                                        Certified Public Accountant.

[] MARK L. WINGET                                                                       Vice President, Nuveen Investments, LLC
   12/21/68                    Vice President                                           (since 2008); Vice President and
   333 W. Wacker Drive         and Assistant         2008                  186          Assistant Secretary, Nuveen Asset
   Chicago, IL 60606           Secretary                                                Management (since 2008); prior thereto,
                                                                                        Counsel, Vedder Price P.C. (1997-2007).

(1) For Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF), Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees for NAD, NXZ and NZF is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Performance Plus (NPP), Municipal Advantage
     (NMA) and Market Opportunity (NMO), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
Management Agreement
        APPROVAL PROCESS


The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be)(each, a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM's ability to supervise the Funds' other service providers and given the importance of compliance, NAM's compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities ("ARPS"), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen's efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen's commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen's continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees, expenses and leverage), as described in further detail below.

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized benchmarks for the one-, three-, and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008 (as applicable). The Independent Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses (and leverage for closed-end funds)) compared to recognized benchmarks for the one-, three-, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C.   FEES, EXPENSES AND PROFITABILITY

     1.   FEES AND EXPENSES

     The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the "Peer Universe") and/or a more focused subset of funds therein (the "Peer Group"). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage and the differences in the use of insurance, if any. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since
     1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

     3.   PROFITABILITY OF NUVEEN

     In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen's profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

                  In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


advisory fee schedules that reduce advisory fees. In this regard, given that the Funds are closed-end funds, the Independent Board Members recognized that although the Funds may from time to time make additional share offerings, the growth in their assets will occur primarily through appreciation of each Fund's investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E.   INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.   OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Reinvest Automatically
 EASILY and CONVENIENTLY


NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NOTES

Glossary of
TERMS USED in this REPORT

[] AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

BOARD OF DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase and/or redeem shares of its own common or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, NPP, NMA, NMO, NAD, NXZ and NZF redeemed 1,574, 654, 733, 1,128, 8,880 and 1,649 auction rate preferred shares, respectively. Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs. Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:            www.nuveen.com/etf

                                             Share prices
                                             Fund details
                                             Daily financial news
                                             Investor education
                                             Interactive planning tools

                                                                     EAN-B-1008D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                   Nuveen Dividend Advantage Municipal Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                         AUDIT FEES BILLED      AUDIT-RELATED FEES           TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED                           TO FUND (1)         BILLED TO FUND (2)      BILLED TO FUND (3)    BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2008                              $ 27,704                $ 0                     $   0                $ 850
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                 0%                 0%                        0%                   0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2007                              $ 24,449                $ 0                     $ 500                $ 750
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                 0%                 0%                        0%                   0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                       AUDIT-RELATED FEES      TAX FEES BILLED TO        ALL OTHER FEES
                                       BILLED TO ADVISER AND       ADVISER AND           BILLED TO ADVISER
                                          AFFILIATED FUND        AFFILIATED FUND        AND AFFILIATED FUND
                                         SERVICE PROVIDERS      SERVICE PROVIDERS        SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------------------
October 31, 2008                                $ 0                      $ 0                     $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                       0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------
October 31, 2007                                $ 0                      $ 0                     $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                       0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                              TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                             AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                             PROVIDERS (ENGAGEMENTS     BILLED TO ADVISER AND
                                                             RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                       TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                          BILLED TO FUND      REPORTING OF THE FUND)         ENGAGEMENTS)           TOTAL
-----------------------------------------------------------------------------------------------------------------------------
October 31, 2008                               $   850                  $ 0                     $ 0                $   850
October 31, 2007                               $ 1,250                  $ 0                     $ 0                $ 1,250

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                       FUND
THOMAS SPALDING            Nuveen Dividend Advantage Municipal Fund 2

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                       NUMBER OF
PORTFOLIO MANAGER   TYPE OF ACCOUNT MANAGED            ACCOUNTS   ASSETS
--------------------------------------------------------------------------------
Thomas Spalding     Registered Investment Company      11         $7.84 billion
                    Other Pooled Investment Vehicles   0          $0
                    Other Accounts                     5          $15 million

* Assets are as of October 31, 2008. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2008, the S&P/Investortools Municipal Bond index was comprised of 52,959 securities with an aggregate current market value of $1,009 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of October 31, 2008, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                             DOLLAR RANGE OF
                                                                                             EQUITY SECURITIES
                                                                          DOLLAR RANGE OF    BENEFICIALLY OWNED
                                                                          EQUITY             IN THE REMAINDER OF
                                                                          SECURITIES         NUVEEN FUNDS MANAGED
                                                                          BENEFICIALLY       BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                           OWNED IN FUND      INVESTMENT TEAM
-------------------------------------------------------------------------------------------------------------------
Thomas Spalding            Nuveen Dividend Advantage Municipal Fund 2     $50,001-$100,000   $500,001-$1,000,000

PORTFOLIO MANAGER BIO:

Thomas Spalding, CFA, is Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for the National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen's first closed-end exchange traded fund, since its inception in 1987. He received his undergraduate degree and MBA from the University of Michigan and attained the CFA designation in 1979. Currently, he manages investments for 12 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
AUGUST 7-31, 2008          0                     $0           0                           2,940,000
SEPTEMBER 1-30, 2008       0                     $0           0                           2,940,000
OCTOBER 1-31, 2008         0                     $0           0                           2,940,000

TOTAL                      0

* The registrant's repurchase program, which authorized the repurchase of 2,940,000 shares, was announced August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Dividend Advantage Municipal Fund 2
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: January 9, 2009
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 9, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 9, 2009
    -------------------------------------------------------------------